Securities Act File No. 33-68090
                                        Investment Company Act File No. 811-7988

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                         Pre-Effective Amendment No.                        [ ]

                       Post-Effective Amendment No. 29                      [X]

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT          [X]
                                     OF 1940

                              Amendment No. 29                              [X]

                          LORD ABBETT INVESTMENT TRUST
                          ----------------------------
                Exact Name of Registrant as Specified in Charter

                                90 Hudson Street
                       Jersey City, New Jersey 07302-3973
                      Address of Principal Executive Office

                  Registrant's Telephone Number (800) 201-6984
                  --------------------------------------------

                      Christina T. Simmons, Vice President
                                90 Hudson Street
                       Jersey City, New Jersey 07302-3973
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

         immediately on filing pursuant to paragraph (b)
------

   X     on April 1, 2001 pursuant to paragraph (b)
------

         60 days after filing pursuant to paragraph (a) (1)
------

         on (date) pursuant to paragraph (a) (1)
------

         75 days after filing pursuant to paragraph (a) (2)
------

         on (date) pursuant to paragraph (a)(2) of Rule 485
------

If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a
------   previously filed post-effective amendment.

                          LORD ABBETT INVESTMENT TRUST

LORD ABBETT

INVESTMENT TRUST


BALANCED SERIES
HIGH YIELD FUND
LIMITED DURATION U.S.
   GOVERNMENT SECURITIES
   SERIES
U.S. GOVERNMENT
SECURITIES SERIES


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC OF CHESS KNIGHT]

APRIL 1, 2001

PROSPECTUS

                               TABLE OF CONTENTS

                                    THE FUNDS                                  Page

      Information about the goal,   Balanced Fund                                2
  principal strategy, main risks,   High Yield Fund                              6
            performance, and fees   Limited Duration U.S.
                     and expenses      Government Securities Fund                9
                                    U.S. Government Securities Fund             12

                                YOUR INVESTMENT

         Information for managing   Purchases                                   15
                your Fund account   Sales Compensation                          18
                                    Opening Your Account                        19
                                    Redemptions                                 19
                                    Distributions and Taxes                     20
                                    Services For Fund Investors                 21
                                    Management                                  22

                              FOR MORE INFORMATION

                How to learn more   Other Investment Techniques                 24
                  about the Funds   Glossary of Shaded Terms                    25
                                    Recent Performance                          26

                             FINANCIAL INFORMATION

    Financial highlights and line   Balanced Fund                               28
    graph comparison of each Fund   High Yield Fund                             30
                                    Limited Duration U.S.
                                       Government Securities Fund               32
                                    U.S. Government Securities Fund             34
                                    Compensation For Your Dealer                36

    How to learn more about the
Funds and other Lord Abbett Funds   Back Cover

                                                                   BALANCED FUND

                                   THE FUNDS

GOAL

     The Fund's investment objective is current income and capital growth.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund invests in a portfolio of underlying funds managed by Lord, Abbett & Co. ("Lord Abbett"). The Fund will decide in which of the underlying funds it will invest at any particular time, as well as the relative amounts invested in those funds. The Fund may change the amounts invested in any or all of the underlying funds at any time without shareholder approval, but will have at least 65% of its assets in the Affiliated Fund and the Bond-Debenture Fund, taken together. In addition, it will have at least 25% of its assets invested in fixed-income securities through one or more of the underlying funds.

     As of the date of this prospectus, the Fund invested approximately half of its assets in each of the Affiliated Fund and the Bond-Debenture Fund.

     The Fund may temporarily reduce its holdings in the underlying funds for defensive purposes in response to adverse market conditions and invest in short-term debt securities. This could potentially reduce the Fund's ability to benefit from any upswing in the market and prevent the Fund from realizing its investment objective.

MAIN RISKS

     The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

     AFFILIATED FUND, MID-CAP VALUE FUND AND GROWTH OPPORTUNITIES FUND. These underlying funds are subject to the general risks and considerations associated with equity investing. Their values will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the underlying fund invests.

     In addition, these Funds are subject to the particular risks associated with the types of stocks in which they invest: value stocks in the case of the Affiliated Fund and the Mid-Cap Value Fund; and growth stocks in the case of the Growth Opportunities Fund. Different types of stocks shift in and out of favor depending on market and economic conditions. For instance, the market may fail to recognize the intrinsic value of particular value stocks for a long time. Also, growth companies may grow faster than other companies which may result in more volatility in their stock prices.


     If an underlying fund's assessment of a company's value, its prospects for exceeding earnings expectations, or overall market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

[SIDENOTE]

WE OR THE FUND refers to the Lord Abbett Balanced Series ("Balanced Fund"), a portfolio of Lord Abbett Investment Trust (the "Company").

UNDERLYING FUNDS: currently consist of:

- LORD ABBETT AFFILIATED FUND ("Affiliated Fund")

- LORD ABBETT BOND-DEBENTURE FUND ("Bond-Debenture Fund")

- LORD ABBETT MID-CAP VALUE FUND ("Mid-Cap Value Fund")

- LORD ABBETT GROWTH OPPORTUNITIES FUND ("Growth Opportunities Fund")

- U.S. GOVERNMENT SECURITIES SERIES ("U.S. Government Securities Fund")

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2  The Funds

                                                                   BALANCED FUND

     BOND-DEBENTURE FUND. This underlying fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.


     There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the underlying fund, a risk that is greater with high yield securities, also known as junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. This may result in losses to the Fund.


     The Bond-Debenture Fund may invest up to 20% of its assets in foreign securities. Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.


     U.S. GOVERNMENT SECURITIES FUND. A description of the risks of this underlying fund may be found on page 12 of this prospectus.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund offers a greater level of diversification than many other types of mutual funds, it is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

ABOUT THE BALANCED FUND'S UNDERLYING FUNDS

     The Balanced Fund may invest in five Lord Abbett underlying funds: the Affiliated Fund, the Bond-Debenture Fund, the Growth Opportunities Fund, the Mid-Cap Value Fund, and the U.S. Government Securities Fund. The following is a concise description of the investment objectives and practices of each underlying fund other than the U.S. Government Securities Fund, whose description may be found on page 12 of this prospectus. No offer is made in this prospectus of the shares of the underlying funds, other than the U.S. Government Securities Fund.


     The AFFILIATED FUND'S investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Affiliated Fund uses quantitative and fundamental research to identify those large, seasoned companies which the Fund believes are undervalued.


     The BOND-DEBENTURE FUND'S investment objective is high current income and the opportunity for capital appreciation to produce a high total return. The Bond-Debenture Fund normally invests in high yield debt securities or "junk bonds," convertible securities and investment grade debt securities. At least 20% of its assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

     The GROWTH OPPORTUNITIES FUND'S investment objective is to seek capital appreciation, using a growth style of investing. This means that it favors companies that show the potential for stronger than expected earnings or growth.

     The MID-CAP VALUE FUND'S investment objective is to seek capital appreciation, primarily by investing in common stocks of mid-sized companies, using a value approach to investing. It selects stocks based on capital appreciation potential, without regard to current income.



                                                                    The Funds  3

                                         BALANCED FUND  Symbols: Class A - LABFX
                                                                 Class B - LABBX
                                                                 Class C - BFLAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[BAR CHART]

[PLOT POINTS]

Bar Chart (per calendar year) -- Class A Shares

95         22.8%
96          9.1%
97         17.3%
98          8.8%
99         11.0%
00          7.4%

BEST QUARTER        4th Q '98         12.2%
WORST QUARTER       3rd Q '98         -8.6%

     The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of a broad-based securities market index and two more narrowly based indices that more closely reflect the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


Average Annual Total Returns Through December 31, 2000


SHARE CLASS                                   1 YEAR       5 YEARS         SINCE INCEPTION(1)

Class A shares                                 1.30%         9.36%             11.42%
Class B shares                                 1.90%            -               5.97%
Class C shares                                 5.81%            -              11.55%
Russell 3000 Index(2)                         -7.46%        17.40%             20.43%(3)
                                                                                7.63%(4)
                                                                               18.82%(5)

60% Russell 3000, 40% Lehman                   0.18%        13.30%             15.85%(3)
Brothers Aggregate Bond Index(2)                                                7.48%(4)
                                                                               14.61%(5)

Lipper Balanced Funds Average(2)               1.68%        11.46%             13.87%(3)
                                                                                5.67%(4)
                                                                               12.39%(5)


(1) The date of inception for each class are: A - 12/27/94; B - 5/1/98; and C - 7/15/96.

(2) Performance for the unmanaged indices does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 12/31/94 to 12/31/00, to correspond with Class A inception date.


(4) Represents total returns for the period 4/30/98 to 12/31/00, to correspond with Class B inception date.


(5) Represents total returns for the period 7/31/96 to 12/31/00, to correspond with Class C inception date.



4  The Funds

                                                                   BALANCED FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table

                                                CLASS A    CLASS B(2)   CLASS C     CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                       5.75%       none        none         none
Maximum Deferred Sales Charge                    none(1)     5.00%       1.00%(1)     none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")               0.75%       0.75%       0.75%        0.75%
Distribution and (12b-1) Service Fees(3)         0.39%(4)    1.00%       1.00%        0.45%
Other Expenses                                   0.40%       0.40%       0.40%        0.40%
Total Operating Expenses                         1.54%       2.15%       2.15%        1.60%

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.


(3) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


(4) Distribution and service fees have been restated from fiscal year amounts to reflect estimated current fees.


While each class of shares of the Balanced Fund is expected to operate with the direct total operating expenses shown under "Fee Table" above, shareholders in the Balanced Fund bear indirectly the Class Y share expenses of the underlying funds in which the Balanced Fund invests. The following chart provides the expense ratio for each of the underlying fund's Class Y shares, as well as the approximate percentage of the Balanced Fund's net assets invested in each underlying fund on November 30, 2000:


                                           UNDERLYING FUNDS'     % OF BALANCED FUND
                                            EXPENSE RATIOS          NET ASSETS
Affiliated Fund                                  0.46%                  50%
Bond-Debenture Fund                              0.61%                  50%
Mid-Cap Value Fund                               0.95%                   -
Growth Opportunities Fund                        1.23%                   -


Based on these figures, the weighted average Class Y share expense ratio for the underlying funds in which Balanced Fund invests is 0.54% (the "underlying expense ratio"). This figure is only an approximation of the Balanced Fund's underlying expense ratio, since the amount of assets invested in each of the underlying funds may change daily.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class Y expenses of the underlying Funds. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                  1 YEAR          3 YEARS       5 YEARS      10 YEARS
Class A shares                $774           $1,189         $1,629       $2,847
Class B shares                $772           $1,135         $1,625       $2,878
Class C shares                $372           $  835         $1,425       $3,022
Class P shares                $217           $  670         $1,149       $2,472

You would have paid the following expenses if you did not redeem your shares:
Class A shares                $774           $1,189         $1,629       $2,847
Class B shares                $272           $  835         $1,425       $2,878
Class C shares                $272           $  835         $1,425       $3,022
Class P shares                $217           $  670         $1,149       $2,472

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management

LORD ABBETT IS CURRENTLY WAIVING THE MANAGEMENT FEE FOR THE FUND. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEE AT ANY TIME. TOTAL OPERATING EXPENSES WITH THE MANAGEMENT FEE WAIVER AND EXPENSE REDUCTIONS ARE 0.39% (CLASS A SHARES), 1.00% (CLASS B AND C SHARES), AND 0.45% (CLASS P SHARES).

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear certain of the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.



                                                                    The Funds  5

                                                                 HIGH YIELD FUND

GOAL

     The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund normally invests in high-yield debt securities, sometimes called "lower-rated bonds" or "junk bonds," which entail greater risks than investments in higher-rated or investment-grade debt securities. Under normal circumstances, the Fund invests at least 65% of its total assets in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock.

     We believe that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. We seek unusual values, particularly in lower-rated debt securities. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease, may generate higher returns.


     While typically fully invested, at times the Fund may invest temporarily in short-term debt securities such as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MAIN RISKS

     The lower-rated bonds in which the Fund invests involve greater risks that the bond's issuers will not make payments of interest and principal payments when due than higher-rated debt securities. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur. In addition, the value of your investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices tend to rise. Also, the market for high yield bonds generally is less liquid than the market for higher-rated securities.


     The High Yield Fund may invest up to 20% of its assets in foreign securities. Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIEDNOTE]

WE OR THE FUND refers to the Lord Abbett High Yield Fund ("High Yield Fund"), a portfolio of the Company.

ABOUT THE FUND. This Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


6  The Funds

                                       HIGH YIELD FUND  Symbols: Class A - LHYAX
                                                                 Class B - LHYBX
                                                                 Class C - LHYCX


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[BAR CHART]

[PLOT POINTS]

Bar Chart (per calendar year)--Class A Shares

99         6.6%
00        -3.0%

BEST QUARTER        4th Q '99         4.00%

WORST QUARTER       4th Q '00        -2.65%

     The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end sales or deferred sales charges.

Average Annual Total Returns Through December 31, 2000


SHARE CLASS                                               1 YEAR            SINCE INCEPTION(1)
Class A shares                                            -7.70%                 -.75%
Class B shares                                            -7.93%                 -.73%
Class C shares                                            -4.40%                 1.02%
Merrill Lynch High Yield Master Index(2)                  -3.79%                -1.15%(3)
First Boston High Yield Index(2)                          -5.21%                -1.06%(3)


(1)  The date of inception for Class A, B and C shares is 12/31/98.

(2) Performance for the unmanaged indices does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 12/31/98 - 12/31/00, to correspond with Class A, B and C shares inception date.



                                                                    The Funds  7

                                                                 HIGH YIELD FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table

                                                CLASS A    CLASS B(2)    CLASS C     CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                       4.75%       none        none         none
Maximum Deferred Sales Charge                    none(1)     5.00%       1.00%(1)     none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")               0.60%       0.60%       0.60%        0.60%
Distribution and (12b-1) Service Fees(3)         0.39%(4)    1.00%       1.00%        0.45%
Other Expenses                                   0.39%       0.39%       0.39%        0.39%
Total Operating Expenses                         1.38%       1.99%       1.99%        1.44%

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


(4) Distribution and service fees have been restated from fiscal year amounts to reflect estimated current fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS                1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A shares              $609             $891            $1,194            $2,054
Class B shares              $702             $924            $1,273            $2,161
Class C shares              $302             $624            $1,073            $2,317
Class P shares              $147             $456              $787            $1,724
You would have paid the following expenses if you did not redeem your shares:
Class A shares              $609             $891            $1,194            $2,054
Class B shares              $202             $624            $1,073            $2,161
Class C shares              $202             $624            $1,073            $2,317
Class P shares              $147             $456              $787            $1,724

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

LORD ABBETT WAIVED A PORTION OF THE MANAGEMENT FEES AND SUBSIDIZED A PORTION OF THE OTHER EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2000. THE TOTAL OPERATING EXPENSE RATIO WITH THE FEE WAIVER AND EXPENSE SUBSIDY IS 0.87% FOR CLASS A SHARES; 1.48% FOR CLASS B AND CLASS C SHARES; AND 0.93% FOR CLASS P. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.



8  The Funds

LIMITED DURATION U.S. GOVERNMENT SECURITIES FUND

GOAL

     The Fund's investment objective is to seek a high level of income from a portfolio consisting primarily of limited duration U.S. Government securities. The Fund is not a money market fund.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in short- and intermediate-duration U.S. Government securities which the Fund expects will produce a high level of income. Investments of the Fund include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, (including mortgage-related securities), such as:

     -    FEDERAL HOME LOAN BANKS

     -    FEDERAL HOME LOAN MORTGAGE CORPORATION

     -    FEDERAL NATIONAL MORTGAGE ASSOCIATION

     -    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

     The Fund attempts to manage, but not eliminate, interest rate risk through its management of the average duration of the securities it holds. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The Fund expects to maintain its average duration range between one and four years. The higher the Fund's duration, the more sensitive it is to interest rate risk.

     The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2000, the portfolio turnover rate for the Fund was 448.04%. This rate varies from year to year. High turnover increases transaction costs and may increase taxable capital gains.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. Although the U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. When interest rates rise, debt securities are likely to decline, and when interest rates fall, debt securities tend to rise. Likewise, the value of your investment will change as interest rates fluctuate. The Fund does not attempt to maintain a stable net asset value.

     The mortgage-related securities in which the Fund may invest, including collateralized mortgage obligations ("CMOs"), may be particularly sensitive to changes in prevailing interest rates. The holders of the underlying mortgages may be able to repay principal in advance and may do so, especially when interest rates are falling. When mortgages are prepaid, the Fund may have to reinvest in securities with a lower yield. Conversely, principal payments may arrive at a slower pace in times of rising interest rates. The Fund may then be unable to invest in higher yielding securities. These circumstances may result in lower performance for the Fund.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND refers to Limited Duration U.S. Government Securities Series ("Limited Duration U.S. Government Fund"), a series of the Company.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities puchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.



                                                                    The Funds  9

           LIMITED DURATION U.S. GOV'T SECURITIES FUND  Symbols: Class A - LALDX
                                                                 Class C - LDLAX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[BAR CHART]

[PLOT POINTS]

Bar Chart (per calendar year)--Class A Shares

94         -3.5%
95         10.1%
96          1.3%
97          6.9%
98          6.6%
99          2.8%
00          9.2%

BEST QUARTER         3rd Q '98          3.4%
WORST QUARTER        1st Q '94         -2.8%

     The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

Average Annual Total Returns Through December 31, 2000


SHARE CLASS                                   1 YEAR        5 YEARS       SINCE INCEPTION(1)
Class A shares                                 7.20%         4.96%              4.40%
Class C shares                                 7.22%            -               5.48%
Lehman Intermediate                           10.47%         6.19%              5.98%(3)
Government Bond Index(2)                                                        6.96%(4)


(1)  The date of inception for each class are: A - 11/4/93; and C - 7/15/96.


(2) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.


(3) Represents total returns for the period 10/31/93 to 12/31/00, to correspond with Class A inception date.


(4) Represents total returns for the period 7/31/96 to 12/31/00, to correspond with Class C inception date.



10  The Funds

                                LIMITED DURATION U.S. GOVERNMENT SECURITIES FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table

                                                   CLASS A         CLASS C        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                          3.25%           none           none
Maximum Deferred Sales Charge                       none(1)         1.00%(1)       none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                  0.50%           0.50%          0.50%
Distribution and (12b-1) Service Fees(2)            0.39%(3)        1.00%          0.45%
Other Expenses                                      0.45%           0.45%          0.45%
Total Operating Expenses                            1.34%           1.95%          1.40%

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


(3) Distribution and service fees have been restated from fiscal year amounts to reflect estimated current fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS                1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A shares              $457             $736            $1,035            $1,885
Class C shares              $298             $612            $1,052            $2,275
Class P shares              $143             $443           $   766            $1,680
You would have paid the following expenses if you did not redeem your shares:
Class A shares              $457             $736            $1,035            $1,885
Class C shares              $198             $612            $1,052            $2,275
Class P shares              $143             $443           $   766            $1,680


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

LORD ABBETT HAS WAIVED A PORTION OF THE MANAGEMENT FEES AND SUBSIDIZED A PORTION OF THE OTHER EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2000. THE TOTAL OPERATING EXPENSE RATIO WITH FEE WAIVER AND EXPENSE SUBSIDY IS 0.30% FOR CLASS A; 1.29% FOR CLASS C; AND 0.74% FOR CLASS P. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

THE 12b-1 PLAN FOR THE FUND WILL NOT BECOME OPERATIVE FOR CLASS A SHARES UNTIL THE CLASS A SHARES NET ASSETS REACH $100 MILLION.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.



                                                                   The Funds  11

                                                 U.S. GOVERNMENT SECURITIES FUND

GOAL

     The Fund's investment objective is high current income consistent with reasonable risk. By reasonable risk we mean that the volatility the Fund is expected to have over time will approximate that of the Lehman Brothers Government Bond Index.

PRINCIPAL STRATEGY

     To pursue its goal, the Fund invests in obligations issued by the U.S. Treasury and certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including mortgage-related securities, such as:

     -    FEDERAL HOME LOAN BANKS

     -    FEDERAL HOME LOAN MORTGAGE CORPORATION

     -    FEDERAL NATIONAL MORTGAGE ASSOCIATION

     -    FEDERAL FARM CREDIT BANK

     -    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

     -    STUDENT LOAN MARKETING ASSOCIATION

     -    TENNESSEE VALLEY AUTHORITY

     The Fund attempts to manage, but not eliminate, interest rate risk through its management of the average duration of the securities it holds. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The Fund expects to maintain its average duration range between three and eight years. The higher the Fund's duration, the more sensitive it is to interest rate risk.

     The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2000, the portfolio turnover rate for the Fund was 406.10%. This rate varies from year to year. High turnover increases transaction costs and may increase taxable capital gains.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in debt securities. Although the U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise. Likewise, the value of your investment will change as interest rates fluctuate. The Fund does not attempt to maintain a stable net asset value.

     The mortgage-related securities in which the Fund may invest, including collateralized mortgage obligations ("CMOs"), may be particularly sensitive to changes in prevailing interest rates. The holders of the underlying mortgages may be able to repay principal in advance and may do so, especially when interest rates are falling. When mortgages are prepaid, the Fund may have to reinvest in securities with a lower yield. Conversely, principal payments may arrive at a slower pace in times of rising interest rates. The Fund may then be unable to invest in higher yielding securities. These circumstances may result in lower performance for the Fund.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND refers to U.S. Government Securities Series ("U.S. Government Securities Fund"), a series of the Company.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


12  The Funds

                       U.S. GOVERNMENT SECURITIES FUND  Symbols: Class A - LAGVX
                                                                 Class B - LAVBX
                                                                 Class C - LAUSX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[BAR CHART]

[PLOT POINTS]

Bar Chart (per calendar year)--Class A Shares

91         16.9%
92          7.1%
93          9.2%
94         -4.3%
95         15.7%
96          1.7%
97          9.2%
98          7.9%
99         -1.6%
00         11.4%

BEST QUARTER        3rd Q '91       6.8%
WORST QUARTER       1st Q '94      -3.4%

     The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

Average Annual Total Returns Through December 31, 2000


SHARE CLASS                            1 YEAR     5 YEARS     10 YEARS     SINCE INCEPTION(1)
Class A shares                          6.10%      4.55%        6.60%           9.64%
Class B shares                          5.62%         -            -            5.86%
Class C shares                          9.59%         -            -            6.48%
Lehman Government Bond Index(2)        13.24%      6.49%        7.92%          10.22%(3)
                                                                                7.76%(4)


(1) The date of inception for each class are: A - 1/1/82; B - 8/1/96; and C - 7/15/96.

(2) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 12/31/81 to 12/31/00, to correspond with Class A inception date.


(4) Represents total returns for the period 7/31/96 to 12/31/00, to correspond with Class B and Class C inception date.



                                                                   The Funds  13

                                                 U.S. GOVERNMENT SECURITIES FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table

                                                CLASS A    CLASS B(2)    CLASS C     CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                       4.75%       none        none         none
Maximum Deferred Sales Charge                    none(1)     5.00%       1.00%(1)     none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")               0.50%       0.50%       0.50%        0.50%
Distribution and (12b-1) Service Fees(3)         0.39%(4)    1.00%       1.00%        0.45%
Other Expenses                                   0.27%       0.27%       0.27%        0.27%
Total Operating Expenses                         1.16%       1.77%       1.77%        1.22%

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.


(3) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


(4) Distribution and service fees have been restated from fiscal year amounts to reflect estimated current fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS                1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A shares              $588             $826            $1,083            $1,187
Class B shares              $680             $857            $1,159            $1,924
Class C shares              $280             $557            $  959            $2,084
Class P shares              $124             $387            $  670            $1,477
You would have paid the following expenses if you did not redeem your shares:
Class A shares              $588             $826            $1,083            $1,817
Class B shares              $180             $557            $  959            $1,924
Class C shares              $180             $557            $  959            $2,084
Class P shares              $124             $387            $  670            $1,477

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


14  The Funds

                                YOUR INVESTMENT

PURCHASES

     This prospectus offers four classes of shares, Classes A, B, C and P for the Balanced Fund, the High Yield Fund and the U.S. Government Securities Fund, and three classes of shares, Classes A, C and P for the Limited Duration U.S. Government Securities Fund, each with different expenses and dividends. You may purchase shares at net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge may be added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of Class B, C and P shares, although there may be a contingent deferred sales charge ("CDSC"), as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

     FOR MORE INFORMATION, SEE "CAPITAL STOCK AND OTHER SECURITIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

SHARE CLASSES

CLASS A  - normally offered with a front-end sales charge

CLASS B  - no front-end sales charge, however, a CDSC is applied to shares sold prior to the sixth anniversary of purchase

         - higher annual expenses than Class A shares

         - automatically convert to Class A shares after eight years

CLASS C  - no front-end sales charge, however, a CDSC is applied to shares sold prior to the first anniversary of purchase

          - higher annual expenses than Class A shares

CLASS P   - available to certain pension or retirement plans and pursuant to a
            Mutual Fund Fee Based Program


Front-End Sales Charges - Class A Shares
(Balanced Fund Only)

                                                                                 TO COMPUTE
                              AS A % OF               AS A % OF                OFFERING PRICE
YOUR INVESTMENT            OFFERING PRICE          YOUR INVESTMENT              DIVIDE NAV BY
Less than $50,000                5.75%                   6.10%                      .9425
$50,000 to $99,999               4.75%                   4.99%                      .9525
$100,000 to $249,999             3.95%                   4.11%                      .9605
$250,000 to $499,999             2.75%                   2.83%                      .9725
$500,000 to $999,999             1.95%                   1.99%                      .9805
$1,000,000 and over        No Sales Charge                                         1.0000

[SIDENOTE]

     NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE") normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Fund's Board.



                                                             Your Investment  15

Front-End Sales Charges - Class A Shares
(High Yield and U.S. Government Securities Funds Only)

                                                                                 TO COMPUTE
                             AS A % OF               AS A % OF                 OFFERING PRICE
YOUR INVESTMENT            OFFERING PRICE          YOUR INVESTMENT              DIVIDE NAV BY
Less than $100,000               4.75%                   4.99%                      .9525
$100,000 to $249,999             3.95%                   4.11%                      .9605
$250,000 to $499,999             2.75%                   2.83%                      .9725
$500,000 to $999,999             1.95%                   1.99%                      .9805
$1,000,000 and over        No Sales Charge                                         1.0000

Front-End Sales Charges - Class A Shares
(Limited Duration U.S. Government Securities Fund Only)

                                                                                 TO COMPUTE
                             AS A % OF               AS A % OF                 OFFERING PRICE
YOUR INVESTMENT            OFFERING PRICE          YOUR INVESTMENT              DIVIDE NAV BY
Less than $50,000                3.25%                   3.36%                      .9675
$50,000 to $99,999               2.75%                   2.83%                      .9725
$100,000 to $249,999             2.50%                   2.56%                      .9750
$250,000 to $499,999             2.00%                   2.04%                      .9800
$500,000 to $999,999             1.50%                   1.52%                      .9850
$1,000,000 and over              1.00%                   1.01%                      .9900

     REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may apply the value at public offering price of the shares you already owned to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.


     - LETTER OF INTENTION - A Purchaser of Class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention can be backdated 90 days. Current holdings under Rights of Accumulation can be included in a Letter of Intention.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE ATTACHED APPLICATION.

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     -    purchases of $1 million or more [GRAPHIC]

     - purchases by Retirement Plans with at least 100 eligible employees [GRAPHIC]

     -    purchases under a Special Retirement Wrap Program [GRAPHIC]

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund

     - purchases representing repayment under the loan feature of the Lord Abbett- sponsored prototype 403(b) Plan for Class A shares

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     -    purchases under a Mutual Fund Fee Based Program

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

[SIDENOTE]

RETIREMENT PLANS include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts. Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

-    Traditional, Rollover, Roth and Education IRAs

-    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

-    Defined Contribution Plans

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


16  Your Investment

     - These categories of purchasers also include family members of such purchasers, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett. These categories of purchases also include other family members of such purchasers.



     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS WHO QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     [GRAPHIC] THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

     CLASS A SHARE CDSC. If you buy Class A shares under one of the starred ([GRAPHIC]) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares within 24 months after the month in which you initially purchased those shares, the Fund will normally collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

     The Class A share CDSC generally will be waived for the following conditions:

     - benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

     - redemptions continuing as investments in another Fund participating in a Special Retirement Wrap Program

     CLASS B SHARE CDSC (BALANCED FUND, HIGH YIELD FUND AND U.S. GOVERNMENT SECURITIES FUND ONLY). The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

Contingent Deferred Sales Charges - Class B Shares
(Balanced Fund, High Yield Fund and U.S. Government Securities Fund Only)

ANNIVERSARY(1) OF THE DAY ON                         CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                             ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                         SUBJECT TO CHARGE)
On                             Before
                               1st                                5.0%
1st                            2nd                                4.0%
2nd                            3rd                                3.0%
3rd                            4th                                3.0%
4th                            5th                                2.0%
5th                            6th                                1.0%
on or after the 6th(2)                                            None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

     The Class B share CDSC generally will be waived under the following circumstances:

     - benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -    death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" BELOW FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION
(Class A CDSC only)

-    under $50,000 - no documentation necessary

- over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening your Account."

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, each Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C).



                                                             Your Investment  17

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares. The CDSC will be remitted to either Lord Abbett Distributor or the Fund involved in the original purchase, depending on which entity originally paid the sales compensation to your dealer.


     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the Funds on behalf of the Class P shareholders.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service their shareholder accounts.


     Sales compensation originates from two sources as shown in the table "Fees and Expenses": sales charges which are paid directly by shareholders; and 12b-1 distribution fees that are paid out of the Fund's net assets. Service compensation originates from 12b-1 service fees. Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The total 12b-1 fees payable for each share class for the current calendar year are .39% for Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases), 1.00% of Class B and C shares, and .45% for Class P shares. The Rule 12b-1 Plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities which are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

[SIDENOTE]

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


18  Your Investment

OPENING YOUR ACCOUNT

MINIMUM INITIAL INVESTMENT

-    Regular Account (Balanced Fund, High Yield Fund and Limited Duration U.S.
     Government Securities Fund)                                                    $1,000
     (U.S. Government Securities Fund)                                                $500

-    Individual Retirement Accounts and 403(b) Plans under the Internal Revenue
     Code                                                                             $250

-    Uniform Gift to Minor Account                                                    $250

-    Invest-A-Matic                                                                   $250

For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     NAME OF FUND
     P.O. Box 219100
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.


     BY EXCHANGE. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC," or "Class C share CDSC."

[SIDENOTE]

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Funds and raise expenses. Accordingly, the Funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Funds reserve the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Funds.

SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.


                                                             Your Investment  19

DISTRIBUTIONS AND TAXES

     Each Fund expects to pay dividens from its net investment income as follows: the Balanced and High Yield Funds normally declare and pay dividends from their net investment income monthly, while the Limited Duration and U.S. Government Securities Funds normally declare dividends from their net investment income on a daily basis and pay them on a monthly basis. Each Fund distributes net capital gains (if any) as "capital gains distributions" on an annual basis.


     Distributions will be reinvested in your Fund unless you instruct the Fund to pay them to you in cash. Effective June 1, 2001 with respect to distributions payable on or after November 1, 2000 on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to then reinvest all subsequent distributions in additional Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000 and remaining outstanding as of June 1, 2001 will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed, before they are reinvested, or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.


     For federal income tax purposes, each Fund's distribution of investment income and short-term capital gain is taxable to you as ordinary income. Distribution from the Fund's net long-term capital gain is taxable as long-term capital gains in the year of receipt.


     The tax status of distributions, including net long-term capital gains, is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.


     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.


     Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.



20  Your Investment

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

For investing

INVEST-A-MATIC                 You can make fixed, periodic investments
(Dollar-cost                   ($50 minimum) into your Fund account by
averaging)                     means of automatic money transfers from
                               your bank checking account. See the
                               attached application for instructions.

DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC                      You may make regular withdrawals from most Lord
WITHDRAWAL                      Abbett Funds. Automatic cash withdrawals will be
PLAN ("SWP")                    paid to you from your account in fixed or
                                variable amounts. To establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES                  The CDSC will be waived on SWP redemptions of up
                                to 12% of the current net asset value of your account at the time of your SWP request. For
                                Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption.
                                Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND                     Redemption proceeds due to a SWP for Class B and
C SHARES                        Class C shares will be redeemed in the order
                                described under "CDSC" under "Purchases."

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you sell shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


                                                             Your Investment  21

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

MANAGEMENT

     The investment adviser of each Fund is Lord, Abbett & Co., located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Lord Abbett is entitled to a monthly fee based on the following Funds' average daily net assets for each month at the annual rate set forth below:

       .75 of 1% for Balanced Fund
       .60 of 1% for High Yield Fund and
       .50 of 1% for Limited Duration U.S. Government Securities Fund.

     For the fiscal year ended November 30, 2000, Lord Abbett waived its entire management fees for the Balanced Fund, and waived a portion of its management fees for High Yield Fund and Limited Duration U.S. Government Securities Fund. Lord Abbett also subsidized a portion of the other expenses for High Yield Fund and Limited Duration U.S. Government Securities Fund.

     Lord Abbett is entitled to a monthly fee based on U.S. Government Securities Fund's average daily net assets for each month at the annual rate set forth below:

       .50 of 1% on the first $3 billion of average daily net assets and .45 of 1% on its assets over $3 billion.

     For the fiscal year ended November 30, 2000, the fees paid to Lord Abbett were at an effective annual rate of .50 of 1% for the U.S. Government Securities Fund. Each Fund pays all expenses not expressly assumed by Lord Abbett.



22  Your Investment

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.


     BALANCED FUND. Robert S. Dow, Managing Partner and Chief Investment Officer of Lord Abbett, Zane E. Brown, Partner and Director of Fixed Income of Lord Abbett, and Robert G. Morris, Partner and Director of Equity Investments of Lord Abbett, oversee and review the allocation and investment of the Fund's assets in underlying funds. Mr. Dow began his tenure with Lord Abbett in 1972. Mr. Brown has been with Lord Abbett since 1992. Mr. Morris has been with Lord Abbett since 1991.


     HIGH YIELD FUND. Christopher J. Towle, Partner of Lord Abbett, heads the team, the other senior members of which include Richard Szaro, Michael S. Goldstein and Thomas Baade. Messrs. Towle and Szaro have been with Lord Abbett since 1988 and 1983, respectively. Mr. Goldstein has been with Lord Abbett since 1997. Before joining Lord Abbett, Mr. Goldstein was a bond trader for Credit Suisse Asset Management Associates from August 1992 through April 1997. Mr. Baade joined Lord Abbett in 1998; prior to that he was a credit analyst with Greenwich Street Advisors from 1990 to 1998.


     LIMITED DURATION U.S. GOVERNMENT SECURITIES FUND AND U.S. GOVERNMENT SECURITIES FUND. Robert I. Gerber, Partner of Lord Abbett heads the team, the other senior members of which include Walter H. Prahl and Robert A. Lee. Mr. Gerber joined Lord Abbett in July 1997 as Director of Taxable Fixed Income. Before joining Lord Abbett, Mr. Gerber served as a Senior Portfolio Manager at Sanford C. Bernstein & Co., Inc. since 1992. Mr. Prahl joined Lord Abbett in 1997 as Director of Quantitative Research, Taxable Fixed Income. Before joining Lord Abbett, Mr. Prahl served as a Fixed Income Research Analyst at Sanford C. Bernstein & Co., Inc. since 1994. Mr. Lee joined Lord Abbett in 1997 as a Fixed Income Portfolio Manager; prior to that he served as a Portfolio Manager at ARM Capital Advisors since 1995 and an Assistant Portfolio Manager at Kidder Peabody Asset Management from 1993.



                                                             Your Investment  23

                              FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by each Fund and their risks.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect changes in security prices, interest rates, currency exchange rates, commodity prices and other factors. Each Fund may use these transactions to change the risk and return characteristics of its portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.


     CONVERTIBLE SECURITIES. The Affiliated Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.

     FOREIGN SECURITIES. Certain of the underlying funds in which the Balanced Fund may invest may invest up to 10% (20% in the case of Bond-Debenture
     Fund) of their assets in foreign securities. The High Yield Fund may invest 20% of it assets in foreign securities.

     Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign securities also may be affected by changes in currency rates or currency controls.


     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Certain of the underlying funds in which the Balanced Fund may invest, as well as the High Yield Fund, Limited Duration U.S. Government Securities Fund and U.S. Government Securities Fund, may enter into financial futures contracts and related options transactions for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified financial instrument at a specific future date and price on an exchange or in over the counter market ("OTC"). Each of the above-named funds may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


     OPTIONS TRANSACTIONS. Certain of the underlying funds in which the Balanced Fund may invest, as well as the High Yield Fund, Limited Duration U.S. Government Securities Fund and U.S. Government Securities Fund, may purchase and write put and call options on securities and indices that are traded on national securities exchanges. Each of the above-named funds will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. A fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. A fund may only sell (write) covered call options having an aggregate market value of less than 25% of its total assets.



24  For More Information

     RISKS OF FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. A fund's transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and the fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if Lord Abbett is incorrect in its expectation of fluctuations in securities prices. In addition, the loss that may be incurred by the funds in entering into futures contracts and in writing call options is potentially unlimited and may exceed the amount of the premium received.

GLOSSARY OF SHADED TERMS

     ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a Fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored Fund except for (1) certain tax-free, single-state Funds where the exchanging shareholder is a resident of a state in which such a Fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett Family of Funds). An Eligible Fund also is any Authorized Institution's affiliated money market Fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

     LEGAL CAPACITY. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A.Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B.Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of the estate -

ROBERT A. DOE
EXECUTOR OF THE ESTATE OF
JOHN W. DOE

[Date]

[GRAPHIC]

- In the case of the corporation -
  ABC Corporation

MARY B. DOE

By Mary B. Doe, President

[Date]

[GRAPHIC]


                                                        For More Information  25

     MUTUAL FUND FEE BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     PURCHASER. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE

     The following is a discussion of recent performance for the twelve months ended November 30, 2000.


     U.S. Government Securities Series and the Limited Duration U.S. Government Securities Series maintained an emphasis on non-Treasury government securities or "spread products," such as U.S. government agency debt securities (e.g., Fannie Mae benchmark debentures) and mortgage-related securities (e.g., GNMAs). This decision helped us preserve the portfolios' income throughout the period since these securities generally offered higher yields than Treasuries - without incurring a proportionate increase in credit risk. We believe the combination of yield advantage plus potential price appreciation that spread products currently offer will help position the portfolios well for potentially favorable returns in the months ahead.


     The management team also subtly adjusted the composition of the portfolios' allocations to agency securities throughout the year in response to changes in their relative value. For example, as GNMA securities performed well in the second quarter of 2000, we selectively sold them. During the third quarter we placed slightly more emphasis on agency securities, which then outperformed other spread products. These types of minor shifts in the portfolios' non-Treasury holdings also generated gains for the portfolios overall and contributed to the Series' positive performance for the period.


     The Balanced Series uses a "fund of funds" approach, which currently divides assets approximately 50-50% between Lord Abbett Affiliated Fund, Inc. (equity) and Lord Abbett Bond-Debenture Fund, Inc. (fixed income), respectively. Affiliated Fund's performance for the period was favorable relative to the S&P 500/BARRA Value Index largely due to our decision to remain "defensive" in our portfolio allocation strategy. We made few changes to the portfolio, focusing instead on the stocks of companies that have reacted favorably to the present macroeconomic and market environment
     - namely, a slowing U.S. economy, stabilizing interest rates and a return to fundamental value investing.



26  For More Information

     The Affiliated Fund's holdings in stocks of companies involved in the production of industrial goods and basic materials finally came into their own during the fiscal fourth quarter, many of them posting double-digit gains. These sectors contained some of our "old favorites" - undervalued companies with strong underlying business fundamentals. Many of these names have only recently been garnering the interest of growth-weary investors.


     While Lord Abbett Bond-Debenture Fund posted negative performance for the period, it significantly outperformed the Merrill Lynch High Yield Master II Index for the period under review. We attribute this favorable relative performance to the portfolio's continuing focus on credit quality amidst a difficult environment for high-yield bonds overall. Our high-yield holdings are predominantly characterized by companies that we believe have solid fundamentals, good revenue streams and healthy balance sheets. In addition, the portfolio's diversified mix of securities helped manage risk overall throughout the period. Finally, at the end of the fiscal year, the portfolio's mortgage-related securities - GNMAs and FNMAs, in particular - performed very well. As they appreciated in price to levels that we believed represented "peaks," we sold them off selectively, harvesting gains for the portfolio.


     Lord Abbett High Yield Fund continued to contend with difficult conditions overall in the high-yield bond market. A stringent credit environment matched with poor liquidity in the secondary markets and negative returns plagued this asset class at large throughout the year. Despite these challenging conditions, Lord Abbett High Yield Fund outperformed the Merrill Lynch High Yield Master II Index. Our heavy weighting in the bonds of U.S. broadcasting and cable companies boosted overall performance since these bonds performed well this year. Also, the portfolio's underweighted position in the bonds of U.S. telecommunications and technology companies relative to the market helped boost performance. Our bonds issued by firms in the healthcare sector, including hospitals and managed care facilities, were good performers this year. These companies generally rebounded as a result of a more favorable outlook regarding government regulation in the healthcare industry and the likelihood of increased government spending to support Medicare and Medicaid.


     The portfolio's energy-related bonds performed extremely well throughout the period, benefiting from the rise in oil and natural gas prices this year. However, our exposure to the automotive sector, while it was slight, detracted from performance as spending on auto-related goods and services slowed along with the U.S. economy. The portfolio's holdings in the bonds of certain U.S. technology and telecommunications companies hurt performance, because these bonds came under pressure due to tight lending conditions in the capital markets.


     Although Lord Abbett High Yield Fund posted negative returns for the year, we are pleased that the Fund outperformed the asset class and the Merrill Lynch High Yield Master II Index by a significant margin. We will continue our focus on energy related bonds, and we plan to increase our exposure to healthcare bonds as they continue to perform well. Since a slowing rate of economic growth typically means a reduction in consumer spending, we will continue to avoid bonds issued by companies in retail and other sectors that are especially sensitive to consumer spending and intense price competition. Furthermore, we will maintain our healthy weighting in the bonds of U.S. broadcasting and cable companies, which have fared well for the portfolio. We will continue to seek select opportunities among companies that we believe possess sound fundamentals, healthy balance sheets and the potential for promising returns in the months ahead.



                                                        For More Information  27

                                                                   BALANCED FUND

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


                                                                               CLASS A SHARES
                                                                                                                   Year Ended
                                                                   Period Ended November 30,                       October 31,
Per Share Operating Performance:                  2000         1999         1998           1997         1996(e)        1996
NET ASSET VALUE, BEGINNING OF PERIOD             $12.34       $12.87        $12.80       $11.81         $11.30       $10.71
INVESTMENT OPERATIONS
 Net investment income                              .58(a)       .54(a)        .54(a)       .47(a)         .03          .47
 Net realized and unrealized
  gain (loss) on investments                       (.01)         .61           .40         1.15            .52          .73
TOTAL FROM INVESTMENT OPERATIONS                    .57         1.15           .94         1.62            .55         1.20
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                             (.60)        (.54)         (.52)        (.46)          (.04)        (.46)
 Net realized gain                                 (.67)       (1.14)         (.35)        (.17)            --         (.15)
Total distributions                               (1.27)       (1.68)         (.87)        (.63)          (.04)        (.61)
NET ASSET VALUE, END OF PERIOD                   $11.64       $12.34        $12.87       $12.80         $11.81       $11.30
TOTAL RETURN(b)                                    4.85%       10.01%         7.69%       14.24%          4.89%(c)    11.55%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and expense reductions  .36%         .25%          .27%        1.10%           .07%(c)      .93%
 Expenses, excluding waiver and expense reductions 1.51%        1.00%          .92%        1.53%           .11%(c)     1.59%
 Net investment income                             4.94%        4.41%         4.28%        3.89%           .26%(c)     4.18%
                                               CLASS B SHARES                                CLASS C SHARES
                                                                                                                      Year Ended
                                          Period Ended November 30,               Period Ended November 30,           October 31,
Per Share Operating Performance:         2000       1999     1998(d)     2000     1999     1998      1997    1996(e)   1996(d)
NET ASSET VALUE, BEGINNING OF PERIOD    $12.32     $12.86    $13.14     $12.31   $12.85   $12.78    $11.79    $11.29   $10.73
INVESTMENT OPERATIONS
 Net investment income                     .53(a)     .52(a)    .25(a)     .50(a)   .52(a)   .41(a)    .35(a)    .01      .04
 Net realized and unrealized
  gain (loss) on investments              (.04)       .52      (.28)      (.02)     .52      .40      1.15       .53      .63
Total from investment operations           .49       1.04      (.03)       .48     1.04      .81      1.50       .54      .67
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                    (.51)      (.44)     (.25)      (.51)    (.44)    (.39)     (.34)     (.04)    (.07)
 Net realized gain                        (.67)     (1.14)       --       (.67)   (1.14)    (.35)     (.17)       --     (.04)
Total distributions                      (1.18)     (1.58)     (.25)     (1.18)   (1.58)    (.74)     (.51)     (.04)    (.11)
NET ASSET VALUE, END OF PERIOD          $11.63     $12.32    $12.86     $11.61   $12.31   $12.85    $12.78    $11.79   $11.29
TOTAL RETURN(B)                           4.22%      9.03%    (0.16)%(c)  4.12%    9.03%    6.62%    13.14%     4.76%(c) 7.78%(c)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and expense
  reductions                              1.00%      1.00%      .61%(c)   1.00%    1.00%    1.26%     2.08%      .16%(c)  .62%(c)
 Expenses, excluding waiver and expense
  reductions                              2.15%      1.75%     1.26%(c)   2.15%    1.75%    1.91%     2.51%      .20%(c)  .77%(c)
 Net investment income                    4.52%      4.28%     1.98%(c)   4.28%    4.28%    3.24%     2.88%      .17%(c)  .70%(c)
                                                                              Period Ended November 30,
SUPPLEMENTAL DATA FOR ALL CLASSES:                       2000        1999        1998         1997      1996(e)      1996
NET ASSETS, END OF YEAR (000)                          $106,665    $100,130     $57,675      $20,340    $11,406     $10,988
PORTFOLIO TURNOVER RATE                                  3.86%       8.30%      131.36%      216.07%    10.05%      187.78%


(a)  Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes reinvestment of all distributions.

(c)  Not annualized.

(d)  Commencement of offering (Class B shares: May 1, 1998 and Class C shares:
     July 15, 1996) respective class shares.


(e)  For the one month ended November 30, 1996.



28  Financial Information

                                                                   BALANCED FUND

LINE GRAPH COMPARISON

Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 3000 Index, 60% Russell 3000 40% Lehman Brothers Aggregate Bond Index and Lipper Balanced Funds Average assuming reinvestment of all dividends and distributions.

[LINE CHART]

[PLOT POINTS]

Past performance is no guarantee of future results.

                 The Fund (Class      The Fund (Class                            60% Russell 3000,
                   A shares) at       A shares) maximum       Russell           40% Lehman Brothers      Lipper Balanced
                 net asset value     offering price(1)     3000 Index(2)       Aggregate Bond Index(2)   Funds Average(2)
12/27/1994           $10,000               $9,421             $10,000                  $10,000                $10,000
11/30/1995           $12,070              $11,372             $13,461                  $12,750                $12,425
11/30/1996           $13,611              $12,823             $16,869                  $14,996                $14,509
11/30/1997           $15,547              $14,648             $21,532                  $17,937                $17,048
11/30/1998           $16,743              $15,774             $25,636                  $20,671                $19,169
11/30/1999           $18,419              $17,354             $30,987                  $23,236                $20,896
11/30/2000           $19,312              $18,195             $30,000                  $23,755                $21,400

                             Fiscal Year-end 11/30

                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending November 30, 2000


                         1 YEAR                LIFE
Class A(3)               -1.10%               10.62%
Class B(4)               -0.50%                4.05%
Class C(5)                3.19%               10.46%


(1)  Reflects the deduction of the maximum initial sales charge of 5.75%

(2) Performance for the unmanaged indices does not reflect fees or expenses. Lipper Balanced Funds Average does reflect fees or expenses. The performance of the indices, is not necessarily representative of the Fund's performance.

(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2000 using the SEC-required uniform method to compute such return.

(4) The Class B shares were first offered on 5/1/98. Performance reflects the deduction of a CDSC of 5% (for one year) and 3% (for the life of class).

(5) The Class C shares were first offered on 7/15/96. Performance reflects the deduction of a CDSC of 1% (for one year) and 0% (for the life of class).


                                                       Financial Information  29

                                                                 HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


                                                          CLASS A SHARES         CLASS B SHARES           CLASS C SHARES
                                                                              Year Ended November 30,
Per Share Operating Performance:                         2000      1999(a)       2000      1999(a)      2000       1999(a)
NET ASSET VALUE, BEGINNING OF PERIOD                    $9.72      $10.08        $9.70     $10.08       $9.70      $10.08
INVESTMENT OPERATIONS
 Net investment income(b)                                 .85(e)      .83          .79(e)     .78         .79(e)      .78
 Net realized and unrealized
  loss on investments                                   (1.25)(e)    (.34)       (1.24)(e)   (.37)      (1.24)(e)    (.37)
Total from investment operations                         (.40)        .49         (.45)       .41        (.45)        .41
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                   (.93)       (.85)        (.88)      (.79)       (.88)       (.79)
Net asset value, end of period                          $8.39       $9.72        $8.37      $9.70       $8.37       $9.70
Total Return(c)                                         (4.60)%      4.99%(d)    (5.17)%     4.22%(d)   (5.17)%      4.21%(d)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions        .86%        .46%(d)     1.48%       .90%(d)    1.48%        .90%(d)
 Expenses, excluding waiver and expense reductions       1.37%       1.25%(d)     1.99%      1.45%(d)    1.99%       1.45%(d)
 Net investment income                                   9.18%(e)    8.44%(d)     8.57%(e)   7.92%(d)    8.60%(e)    7.92%(d)
                                                                                    Year Ended November 30,
SUPPLEMENTAL DATA FOR ALL CLASSES:                                                   2000          1999(a)
NET ASSETS, END OF YEAR (000)                                                       $31,847       $28,689
PORTFOLIO TURNOVER RATE                                                               80.53%       109.57%


(a)  Commencement of operations - 12/31/98.


(b)  Calculated using average shares outstanding during the year.


(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.


(d)  Not annualized.


(e)  Includes impact of amortization of premium.



30  Financial Information

                                                                 HIGH YIELD FUND

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in both the Merrill Lynch High Yield Master Index and the First Boston High Yield Index, assuming reinvestment of all dividends and distributions.

Past performance is no guarantee of future results.

[LINE CHART]

[PLOT POINTS]

                       The Fund                    The Fund             Merrill Lynch
                    (Class A shares)          (Class A shares) at        High Yield            First Boston
                   at net asset value       maximum offering price(1)  Master Index(2)      High Yield Index(2)
12/31/98               $10,000                       $9,527               $10,099                $10,000
03/31/99               $10,343                       $9,854               $10,108                $10,164
06/30/99               $10,331                       $9,844               $10,176                $10,282
09/30/99               $10,248                       $9,764               $10,049                $10,117
12/31/99               $10,657                      $10,154               $10,157                $10,328
03/31/00               $10,480                       $9,985                $9,974                $10,195
06/30/00               $10,585                      $10,084               $10,037                $10,241
09/30/00               $10,617                      $10,116               $10,173                $10,311
11/30/00               $10,015                       $9,542                $9,565                 $9,790

                             Fiscal Year-end 11/30

                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending November 30, 2000


                                          1 YEAR                LIFE
Class A(3)                                -9.00%               -2.42%

(1)  Reflects the deduction of the maximum initial sales charge of 4.75%.

(2) Performance for the unmanaged indices does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2000 using the SEC-required uniform method to compute total return. The Class A share inception date is 12/31/98.



                                                       Financial Information  31

                                     LIMITED DURATION U.S. GOV'T SECURITIES FUND

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


                                                                                             CLASS A SHARES
                                         Period Ended November 30,                                            Year Ended October 31,
Per Share Operating Performance:                         2000        1999         1998       1997       1996(f)      1996
NET ASSET VALUE, BEGINNING OF PERIOD                    $4.34       $4.46        $4.40      $4.42       $4.39       $4.53
INVESTMENT OPERATIONS
 Net investment income                                    .27(a)(e)   .27(a)       .26(a)     .25(a)      .02         .19
 Net realized and unrealized
  gain (loss) on investments                              .08(e)     (.15)         .04       (.02)        .03        (.07)
TOTAL FROM INVESTMENT OPERATIONS                          .35         .12          .30        .23         .05         .12
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                   (.24)       (.24)        (.24)      (.25)       (.02)       (.26)
NET ASSET VALUE, END OF PERIOD                          $4.45       $4.34        $4.46      $4.40       $4.42       $4.39
TOTAL RETURN(b)                                          8.03%       3.05%        7.06%      5.46%       1.15%(c)    2.67%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions        .29%        .32%         .47%       .51%        .11%(c)    1.81%
 Expenses, excluding waiver and expense reductions        .91%       1.00%        1.38%      1.40%        .13%(c)    2.73%
 Net investment income                                   6.27%(e)    6.21%        5.86%      5.81%        .41%(c)    4.58%
                                                                                            CLASS C SHARES
                                                                   Period Ended November 30,           Year Ended October 31,
Per Share Operating Performance:                         2000        1999         1998       1997       1996(f)     1996(d)
NET ASSET VALUE, BEGINNING OF PERIOD                    $4.33       $4.47        $4.40      $4.42       $4.39       $4.34
INVESTMENT OPERATIONS
 Net investment income                                    .23(a)(e)   .23(a)       .22(a)     .21(a)      .01         .07
 Net realized and unrealized
  gain (loss) on investments                              .08(e)     (.17)         .05       (.02)        .04         .05
TOTAL FROM INVESTMENT OPERATIONS                          .31         .06          .27        .19         .05         .12
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Dividends from net investment income                    (.20)       (.20)        (.20)      (.21)       (.02)       (.07)
NET ASSET VALUE, END OF PERIOD                          $4.44       $4.33        $4.47      $4.40       $4.42       $4.39
TOTAL RETURN(b)                                          7.23%       1.33%        6.23%      4.45%       1.09%(c)    2.98%(c)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions       1.29%       1.29%        1.35%      1.44%        .19%(c)     .69%(c)
 Expenses, excluding waiver and expense reductions       1.91%       1.97%        2.26%      2.32%        .21%(c)     .77%(c)
 Net investment income                                   5.35%(e)    5.30%        4.94%      4.84%        .33%(c)    1.26%(c)
                                                                       Year Ended November 30,                 Year Ended October 31
SUPPLEMENTAL DATA FOR ALL CLASSES:                      2000        1999         1998       1997      1996(f)       1996
NET ASSETS, END OF YEAR (000)                         $13,479     $16,249      $11,000    $10,276     $12,696     $12,735
PORTFOLIO TURNOVER RATE                                448.04%     310.16%      346.67%    343.53%     175.98%     340.62%


(a)  Calculated using average shares outstanding during the period.


(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.


(c)  Not annualized.


(d)  Commencement of offering of class shares (Class C - July 15, 1996).


(e)  Includes impact of amortization of premium.


(f)  For the one month ended November 30, 1996.



32  Financial Information

                                     LIMITED DURATION U.S. GOV'T SECURITIES FUND

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's Short U.S. Government Fund Index, Lipper's Intermediate U.S. Government Fund Index, and Lehman Intermediate Government Bond Index, assuming reinvestment of all dividends and distributions.

[LINE CHART]

[PLOT POINTS]

Past performance is no guarantee of future results.

          The Fund (Class       The Fund (Class         Lipper's Short          Lipper's                     Lehman
             A shares)             A shares)            U.S. Government       Intermediate            Intermediate Government
         at net asset value  maximum offering price(1)   Fund Index(2)  U.S. Government Fund Index(2)       Bond Index(2)
12/31/93     $10,047               $ 9,726                  $10,069               $10,111                    $10,099
12/31/94     $ 9,697               $ 9,387                  $10,020               $ 9,629                    $ 9,825
12/31/95     $10,678               $10,337                  $11,102               $11,128                    $11,241
12/31/96     $10,816               $10,471                  $11,609               $11,465                    $11,698
12/31/97     $11,563               $11,193                  $12,342               $12,442                    $12,601
12/31/98     $12,321               $11,927                  $13,152               $13,459                    $13,671
12/31/99     $12,667               $12,263                  $13,487               $13,272                    $13,737
11/30/00     $13,684               $13,247                  $14,402               $14,473                    $14,913

                             Fiscal Year-end 11/30

                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending November 30, 2000


                    1 YEAR               5 YEARS              10 YEARS (OR LIFE)
Class A(3)           4.40%                 4.61%                    4.06%
Class C(4)           6.23%                    -                     5.33%

(1)  Reflects the deduction of the maximum initial sales charge of 3.25%.

(2) Performance for the unmanaged Lipper's Short U.S. Government Fund Index and Lipper's Intermediate U.S. Government Fund Index reflects fees or expenses. Performance for the unmanaged Lehman Intermediate Government Bond Index does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.


(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2000, using the SEC-required uniform method to compute such return. The Class A shares were first offered on 11/4/93. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for the life of the class).

(4) The Class C shares were first offered on 7/15/96. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for the life of the class).


                                                       Financial Information  33

                                                 U.S. GOVERNMENT SECURITIES FUND

FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.


                                                                                              CLASS A SHARES
                                                                                         Year Ended November 30,
Per Share Operating Performance:                         2000            1999             1998           1997              1996
NET ASSET VALUE, BEGINNING OF YEAR                      $2.45           $2.64            $2.59          $2.63             $2.73
INVESTMENT OPERATIONS
 Net investment income (net of interest expense)          .14(a)(c)(f)    .15(a)           .17(a)         .20(a)            .22
 Net realized and unrealized
  gain (loss) on investments                              .08(f)         (.18)             .05           (.03)             (.11)
TOTAL FROM INVESTMENT OPERATIONS                          .22            (.03)             .22            .17               .11
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                   (.16)           (.16)            (.17)          (.21)             (.21)
NET ASSET VALUE, END OF YEAR                            $2.51           $2.45            $2.64          $2.59             $2.63
TOTAL RETURN(b)                                          8.68%           (.72)%           8.86%          6.67%             4.41%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                  1.11%(g)        1.02%             .96%           .92%              .88%
 Expenses, excluding expense reductions                  1.12%(g)        1.02%             .96%           .92%              .88%
 Net investment income                                   5.75%(f)        6.07%            6.36%          7.82%             8.12%
                                             CLASS B SHARES                                     CLASS C SHARES
                                         Year Ended November 30,                             Year Ended November 30,
Per Share Operating
 Performance:                 2000           1999     1998     1997    1996(d)    2000           1999     1998     1997    1996(d)
NET ASSET VALUE, BEGINNING
  OF PERIOD                  $2.45          $2.64    $2.58    $2.63    $2.57     $2.45          $2.65    $2.59    $2.63    $2.55
INVESTMENT OPERATIONS
 Net investment income (net
  of interest expense)         .12(a)(c)(f)   .14(a)   .14(a)   .18(a)   .06       .13(a)(c)(f)   .14(a)   .15(a)   .18(a)   .07
 Net realized and unrealized
  gain (loss) on investments   .09(f)        (.19)     .07     (.04)     .06       .08(f)        (.20)     .06     (.03)     .08
TOTAL FROM INVESTMENT
 OPERATIONS                    .21           (.05)     .21      .14      .12       .21           (.06)     .21      .15      .15
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income        (.14)          (.14)    (.15)    (.19)    (.06)     (.14)          (.14)    (.15)    (.19)    (.07)
NET ASSET VALUE, END OF
 PERIOD                      $2.52          $2.45    $2.64    $2.58    $2.63     $2.52          $2.45    $2.65    $2.59    $2.63
TOTAL RETURN(b)               8.39%         (1.43)%   8.49%    5.47%    5.45%(e)  8.38%         (1.80)%   8.47%    5.86%    6.49%(e)
RATIOS TO AVERAGE NET
 ASSETS
 Expenses, including expense
  reductions                  1.76%(g)       1.69%    1.66%    1.64%     .48%(e)  1.76%(g)       1.64%    1.62%    1.55%     .60%(e)
 Expenses, excluding expense
  reductions                  1.77%(g)       1.69%    1.66%    1.64%     .48%(e)  1.77%(g)       1.64%    1.62%    1.55%     .60%(e)
 Net investment income        5.10%(f)       5.33%    5.36%    6.77%    2.21%(e)  5.15(f)        5.46%    5.69%    7.25%    2.60%(e)
                                                                           Year Ended November 30,
SUPPLEMENTAL DATA FOR ALL CLASSES:                     2000          1999           1998          1997          1996
NET ASSETS, END OF YEAR (000)                      $1,250,300    $1,505,590     $1,902,404     $2,286,412    $2,907,291
PORTFOLIO TURNOVER RATE                                406.10%       396.37%        399.64%        712.82%       820.59%


(a)  Calculated using average shares outstanding during the period.


(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.


(c)  Interest expense is less than $0.01.


(d) Commencement of offering of class shares (Class B shares: August 1, 1996 and Class C shares: July 15, 1996).


(e)  Not annualized.


(f)  Includes impact of amortization of premium.


(g)  Ratio includes interest expense.



34  Financial Information

                                                 U.S. GOVERNMENT SECURITIES FUND

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in both the Lipper's General U.S. Government Bond Fund Index and the Lehman Government Bond Index, assuming reinvestment of all dividends and distributions.

[LINE CHART]

[PLOT POINTS]

Past performance is no guarantee of future results.

           The Fund (Class A shares)      The Fund (Class A shares)        Lipper's General U.S.         Lehman Government
              at net asset value          maximum offering price(1)     Government Bond Fund Index(2)      Bond Index(2)
12/31/1988          $10,000                        $9,535                          $10,126                    $10,100
12/31/1989          $11,274                       $10,750                          $11,241                    $11,268
12/31/1990          $12,321                       $11,740                          $12,142                    $12,345
12/31/1991          $14,403                       $13,704                          $13,919                    $14,097
12/31/1992          $15,426                       $14,708                          $14,768                    $15,063
12/31/1993          $16,850                       $16,066                          $15,996                    $16,294
12/31/1994          $16,134                       $15,384                          $15,238                    $16,009
12/31/1995          $18,659                       $17,790                          $17,820                    $18,317
12/31/1996          $18,967                       $18,085                          $18,204                    $19,060
12/31/1997          $20,704                       $19,743                          $19,864                    $20,532
12/31/1998          $22,340                       $21,301                          $21,422                    $22,275
12/31/1999          $21,989                       $20,966                          $20,852                    $22,383
11/30/2000          $24,065                       $22,945                          $22,893                    $24,299

                             Fiscal Year-end 11/30

                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending November 30, 2000


                    1 YEAR            5 YEARS                  10 YEARS (OR LIFE)
Class A(3)           3.60%             4.48%                        6.61%
Class B(4)           3.39%                -                         5.66%
Class C(5)           7.38%                -                         6.20%

(1)  Reflects the deduction of the maximum initial sales charge of 4.75%.

(2) Performance for the unmanaged Lipper's General U.S. Government Bond Fund Index does reflect fees or expenses. Whereas, performance for the unmanaged Lehman Government Bond Index does not reflect fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2000, using the SEC-required uniform method to compute such return.

(4) The Class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (for the life of the class).

(5) Class C shares were first offered on 7/15/96. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for the life of the class).


                                                       Financial Information  35

COMPENSATION FOR YOUR DEALER - BALANCED FUND

                                                           FIRST YEAR COMPENSATION
                                     Front-end
                                     sales charge             Dealer's
                                     paid by investors        concession            Service fee(1)         Total compensation(2)
Class A investments                  (% of offering price)    (% of offering price) (% of net investment)  (% of offering price)
Less than $50,000                              5.75%                  5.00%              0.25%                 5.24%
$50,000 - $99,999                              4.75%                  4.00%              0.25%                 4.24%
$100,000 - $249,999                            3.95%                  3.25%              0.25%                 3.49%
$250,000 - $499,999                            2.75%                  2.25%              0.25%                 2.49%
$500,000 - $999,999                            1.95%                  1.75%              0.25%                 1.99%
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
First $5 million                     no front-end sales charge        1.00%              0.25%                 1.25%
Next $5 million above that           no front-end sales charge        0.55%              0.25%                 0.80%
Next $40 million above that          no front-end sales charge        0.50%              0.25%                 0.75%
Over $50 million                     no front-end sales charge        0.25%              0.25%                 0.50%
Class B investments(4)                                                 Paid at time of sale (% of net asset value)
All amounts                          no front-end sales charge        3.75%              0.25%                 4.00%
Class C investments(4)
All amounts                          no front-end sales charge        0.75%              0.25%                 1.00%
Class P investments                                                    Percentage of average net assets
All amounts                          no front-end sales charge        0.25%              0.20%                 0.45%
                                                  ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments                                                    Percentage of average net assets(5)
All amounts                          no front-end sales charge        none               0.25%                 0.25%
Class B investments(4)
All amounts                          no front-end sales charge        none               0.25%                 0.25%
Class C investments(4)
All amounts                          no front-end sales charge        0.75%              0.25%                 1.00%
Class P investments
All amounts                          no front-end sales charge        0.25%              0.20%                 0.45%

(1) The service fee for Class A and P shares are paid quarterly. The first year's service fee on Class B and C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and there- fore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and Letters of Intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded. Certain purchases of Class A shares are subject to a CDSC.

(4)  Class B and C shares are subject to CDSCs.

(5) With respect to Class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter, such as your dealer, (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears.



36  Financial Information

COMPENSATION FOR YOUR DEALER - HIGH YIELD AND U.S. GOVERNMENT SECURITIES FUNDS

                                                         FIRST YEAR COMPENSATION
                                     Front-end
                                     sales charge             Dealer's
                                     paid by investors        concession            Service fee(1)         Total compensation(2)
Class A investments                  (% of offering price)    (% of offering price) (% of net investment)  (% of offering price)
Less than $100,000                             4.75%                  4.00%              0.25%                 4.24%
$100,000 - $249,999                            3.95%                  3.25%              0.25%                 3.49%
$250,000 - $499,999                            2.75%                  2.25%              0.25%                 2.49%
$500,000 - $999,999                            1.95%                  1.75%              0.25%                 1.99%
$1 million or more(3) or Retirement Plan - 100 or more eligible employees(3) or
Special Retirement Wrap Program(3)
First $5 million                     no front-end sales charge        1.00%              0.25%                 1.25%
Next $5 million above that           no front-end sales charge        0.55%              0.25%                 0.80%
Next $40 million above that          no front-end sales charge        0.50%              0.25%                 0.75%
Over $50 million                     no front-end sales charge        0.25%              0.25%                 0.50%
Class B investments(4)                                                 Paid at time of sale (% of net asset value)
All amounts                          no front-end sales charge        3.75%              0.25%                 4.00%
Class C investments(4)
All amounts                          no front-end sales charge        0.75%              0.25%                 1.00%
Class P investments                                                    Percentage of average net assets
All amounts                          no front-end sales charge        0.25%              0.20%                 0.45%
                                                  ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments                                                    Percentage of average net assets(5)
All amounts                          no front-end sales charge        none               0.25%                 0.25%
Class B investments(4)
All amounts                          no front-end sales charge        none               0.25%                 0.25%
Class C investments(4)
All amounts                          no front-end sales charge        0.65%              0.25%                 0.90%
Class P investments
All amounts                          no front-end sales charge        0.25%              0.20%                 0.45%

(1) The service fee for Class A shares is paid quarterly and for Class A shares may not exceed 0.15% if sold prior to September 1, 1985. The first year's service fee on Class B and C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and Letters of Intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded. Certain purchases of Class A shares are subject to a CDSC.

(4)  Class B and C shares are subject to CDSCs.

(5) With respect to Class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears. In the case of Class C shares for fixed-income Funds, such as U.S. Government Securities Fund, 0.10% of the average net asset value of such shares is retained by Lord Abbett Distributor, thus reducing from 0.75% to 0.65% after the first year. Lord, Abbett & Co. uses 0.10% for expenses primarily intended to result in the sale of such Funds' shares.


                                                       Financial Information  37

COMPENSATION FOR YOUR DEALER - LIMITED DURATION U.S. GOVERNMENT SECURITIES FUND

                                                      FIRST YEAR COMPENSATION
                                     Front-end
                                     sales charge             Dealer's
                                     paid by investors        concession            Service fee(1)         Total compensation(2)
Class A investments                  (% of offering price)    (% of offering price) (% of net investment)  (% of offering price)
Less than $50,000                              3.25%                  2.75%              0.00%                 2.75%
$50,000 - $99,999                              2.75%                  2.25%              0.00%                 2.25%
$100,000 - $249,999                            2.50%                  2.00%              0.00%                 2.00%
$250,000 - $499,999                            2.00%                  1.70%              0.00%                 1.70%
$500,000 - $999,999                            1.50%                  1.25%              0.00%                 1.25%
$1,000,000                                     1.00%                  1.00%              0.00%                 1.00%
Class C investments(3)                                                 Paid at time of sale (% of net asset value)
All amounts                          no front-end sales charge        0.75%              0.25%                 1.00%
Class P investments                                                    Percentage of average net assets
All amounts                          no front-end sales charge        0.25%              0.20%                 0.45%
                                                   ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments                                                    Percentage of average net assets(4)
All amounts                          no front-end sales charge        none               0.00%                 0.00%
Class C investments(3)
All amounts                          no front-end sales charge        0.65%              0.25%                 0.90%
Class P investments
All amounts                          no front-end sales charge        0.25%              0.20%                 0.45%

(1) The Class A share 12b-1 Plan for the Limited Duration U.S. Government Securities Fund will go into effect on the first day of the calendar quarter subsequent to the Fund's net assets reaching $100 million at which time for the following categories: over $1 million, or a retirement plan - 100 or more eligible employees, or a special retirement wrap program, authorized institutions will receive concessions as set forth on the U.S. Government Securities Fund chart on the prior page for such categories.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3)  Class C shares are subject to CDSCs.

(4) With respect to Class C and P shares, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. This fee is paid quarterly in arrears. In the case of C shares for fixed-income Funds, such as Limited Duration U.S. Government Securities Fund, 0.10% of the average annual net asset value of such shares is retained by Lord Abbett Distributor, thus reducing the dealer's concession from 0.75% to 0.65% after the first year. Lord Abbett Distributor uses this 0.10% for expenses primarily intended to result in the sale of such Fund's shares.


38  Financial Information

TO OBTAIN INFORMATION

BY TELEPHONE. Call each Fund at:
888-522-2388


BY MAIL. Write to each Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from the
SEC: www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.



                               [LORD ABBETT LOGO]
                              INVESTMENT MANAGEMENT
            A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
             90 Hudson Street - Jersey City, New Jersey 07302-3973

ADDITIONAL INFORMATION

     More information on these Funds is available free upon request, including the following:


     ANNUAL/SEMI-ANNUAL REPORT


     Describes the Funds, lists portfolio holdings and contains a letter from the Fund's manager discussing recent market conditions and each Fund's investment strategies.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).


Lord Abbett Investment Trust -
         Balanced Series
         High Yield Fund
         Limited Duration U.S. Government Securities Series
         U.S. Government Securities Series


SEC FILE NUMBERS: 811-5876                                            LAIT-1-400
                                                                          (4/01)

TO OBTAIN INFORMATION

BY TELEPHONE. Call each Fund at:
888-522-2388


BY MAIL. Write to each Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from the
SEC: www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.



                               [LORD ABBETT LOGO]
                              INVESTMENT MANAGEMENT
            A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
             90 Hudson Street - Jersey City, New Jersey 07302-3973

                             ADDITIONAL INFORMATION

     More information on these Funds is available free upon request, including the following:


     ANNUAL/SEMI-ANNUAL REPORT


     Describes the Funds, lists portfolio holdings and contains a letter from the Fund's manager discussing recent market conditions and each Fund's investment strategies.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).


Lord Abbett Investment Trust -
         Balanced Series
         High Yield Fund
         Limited Duration U.S. Government Securities Series
         U.S. Government Securities Series


SEC FILE NUMBERS: 811-5876                                            LAIT-1-400
                                                                          (4/01)


                                                              PRESORTED STANDARD
                                                                  US POSTAGE
                                                                     PAID
                                                                  PERMIT 552
                                                                 HACKENSACK NJ

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                APRIL 1, 2001


                          LORD ABBETT INVESTMENT TRUST

                        U.S. GOVERNMENT SECURITIES SERIES
               LIMITED DURATION U.S. GOVERNMENT SECURITIES SERIES
                                 BALANCED SERIES
                                 HIGH YIELD FUND



This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey, 07302-3973. This Statement of Information relates to, and should be read in conjunction with the Prospectus dated April 1, 2001.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


            TABLE OF CONTENTS                                            PAGE

            1.      Fund History                                          2
            2.      Investment Policies                                   2
            3.      Management of the Fund                                12
            4.      Control Persons and Principal Holders of Securities   16
            5.      Investment Advisory and Other Services                17
            6.      Brokerage Allocations and Other Practices             18
            7.      Capital Stock and Other Securities                    19
            8.      Purchases, Redemptions and Pricing                    23
            9.      Taxation of the Funds                                 27
            10.     Underwriter                                           28
            11.     Performance                                           29
            12.     Financial Statements                                  30
                    Appendix                                              31

                                       1.
                                  FUND HISTORY

Lord Abbett Investment Trust (the "Trust") was organized as a Delaware Business Trust on August 16, 1993. The Trust has six funds, four of which are discussed in this Statement of Additional Information: U.S. Government Securities Series ("U.S. Government Fund"), Limited Duration U.S. Government Securities Series ("Limited Duration U.S. Government Securities Fund"), Balanced Series ("Balanced Fund") and High Yield Fund. The U.S. Government Securities Fund, Balanced Fund and High Yield Fund offer four classes of shares (A, B, C and P); Limited Duration U.S. Government Securities Fund offer three classes of shares (A, C and
P). Each Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions which cannot be changed without approval of a majority of each Fund's outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of the its gross assets, except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and for the Balanced Fund, securities issued by an investment company or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. government, its agencies and instrumentalities);

     (8) issue senior securities to the extent such issuance would violate applicable law or

     (9) (with respect to the U.S. Government Securities Fund only) invest in securities other than U.S. government securities, as described in the Prospectus.

Compliance with the investment restrictions in this Section will be determined at the time of purchase or sale of the portfolio investment.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

(1) borrow in excess of 33 1/3 % of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

(2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

(4) invest in the securities of other investment companies except as permitted by applicable law;

(5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's' total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

(6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the Fund or by one or more partners or members of the Company's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

(7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Funds' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

(8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the fund's prospectus and statement of additional information, as they may be amended from time to time; or

(10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in such fund.

PORTFOLIO TURNOVER


For the fiscal year ended November 30, the portfolio turnover rate for each Fund is as follows:


                                             2000              1999            1998
                                             ----              ----            ----
Balanced Fund                                3.86%              8.30%         131.36%
High Yield Fund                             80.53%            109.57%          -
Limited Duration U.S. Government
  Securities Fund                           448.04%           310.16%         346.67%
U.S. Government Securities Fund             406.10%           396.37%         399.64%


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. While some of these techniques involve risk when utilized independently, each Fund intends to use them to reduce risk and volatility in its portfolio.


BORROWINGS. Each Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets. If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.


EQUITY SECURITIES. As stated in the Prospectus, under normal circumstances, the High Yield Fund may invest up to 20% of its total assets in equity securities. These include common stocks, preferred stocks, convertible securities, warrants, stock purchase rights and similar instruments. Common and preferred stocks represent an ownership interest in a corporation. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that the Funds hold may decline over short or extended periods. The stock markets tend to be cyclical, with periods of generally rising stock prices and other periods of generally declining prices. The volatility of equity securities means that the value of an investment in the Fund may increase or decrease.

FOREIGN SECURITIES. The High Yield Fund may invest 20% of its assets in foreign
securities.   Foregin investments involve special risks that are not
typically asscciated with U.S. dollar denominated or quoted securities of U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restictions applicable to such investments and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.

Brokerage commissions, custodial services, and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile then securities of comparable domestic issuers. Each Fund may hold foreign securities that trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund is authorized to engage in futures and options on futures transactions in accordance with its investment objective and policies, each currently has no intention to do so.


Futures contracts are standardized exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The required initial margin is set by the exchange on which the contract is traded although the broker can require an increased amount. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract or option fluctuates.


Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Funds may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


Futures contracts and options on futures contracts present the following risks:


     - While a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures or related options transaction.


     - Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.


     - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.


     - Futures markets are highly volatile and the use of futures may increase the volatility of each Fund's NAV.


     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.


     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.


ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:


-    Domestic and foreign securities that are not readily marketable.


- Repurchase agreements and time deposits with a notice or demand period of more than seven days.


- Certain restricted securities, unless the Board of Trustees determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.


144A securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of each Fund's portfolio if qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.


INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies (including SPDRs, as defined below) subject to limitations prescribed by the Act. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will have investment objectives, policies and restrictions substantially similar to those of the Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price movement of the S&P 500.


LENDING OF PORTFOLIO SECURITIES. Although each Fund, except for the U.S. Government Securities Fund, has no current intention of doing so, each Fund may seek Board authorization to lend its portfolio securities to registered broker-dealers. Securities lending involves the lending of securities owned by the Funds to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. To the extend that cash collateral is invested in other investment securities, such collateral will be subject to market depreciation or appreciation, and the Funds will be responsible for any loss that might result from its investment of the borrowers' collateral. The Fund may experience delays in the recovery of its securities if the borrowing institution breaches its agreement with the Funds. If the investment manager decides to engage in securities loan transactions, the value of the securities loaned may not exceed one-third of the value of the total assets of each Fund (including the loan collateral).


MORTGAGE-RELATED SECURITIES. The Funds invest in various types of mortgage-related securities. These securities may include securities of the following types.


Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.


U.S. Government Agency Mortgage-Backed Securities are obligations issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

Ginnie Mae Certificates are certificates issued by Ginnie Mae, a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.


Fannie Mae Certificates are certificates issued by Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.


Freddie Mac Certificates are certificates issued by Freddie Mac, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended ("FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans ("Freddie Mac Certificates") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.


Farmer Mac Certificates are certificates issued by Farmer Mac, a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac Certificates are not supported by the full faith and credit of the U.S. government; rather, Farmer Mac may borrow from the U.S. Treasury to meet its guaranty obligations.


As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool.
Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.


Fixed rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.


Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).


Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.


Collateralized Mortgage Obligations (CMOs) are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) issued to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.


In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.


Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.


The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.


U.S. Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.


Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.


Privately Issued Mortgage-Backed Certificates are pass-through certificates issued by non-governmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment.


Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment adviser determines that the securities meet the Fund's quality standards.


Stripped Mortgage-Backed Securities are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.


The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.


Adjustable Rate Mortgage Securities ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.


The interest rates paid on the mortgages underlying ARM securities are reset at regular intervals by adding an interest rate margin to a specified interest rate index. There are three main categories of indices: those based on U.S. Treasury securities such as the constant maturity treasury rate ("CMT"); those derived from a calculated measure such as a cost of Funds index ("COFI") or a moving average of mortgage rates; and those based on certain actively traded or prominent short-term rates such as the London Interbank Offered Rate ("LIBOR"). Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in interest rate levels. Others, such as COFI, tend to lag behind changes in market rate levels but reset monthly, thus tending to be somewhat less volatile. Such a delay in adjusting to changes in interest rates may cause securities owned by the Fund to increase or decrease in value, particularly during periods between interest adjustment dates.


ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, respectively, each adjustment period and over the life of the loan. Interest rate caps on ARM securities may cause them to decrease in value in an increasing interest rate environment. Such caps may also prevent their income from increasing to levels commensurate with prevailing interest rates.


Conversely, interest rate floors on ARM securities may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by the acceleration of prepayments.


Mortgage securities generally have a maximum maturity of up to 30 years. However due to the adjustable rate feature of ARM securities, their prices are considered to have volatility characteristics which approximate the average period of time until the next adjustment of the interest rate. As a result, the principal volatility of ARM securities may be more comparable to short- and intermediate-term securities than to longer term fixed rate mortgage securities. Prepayments however, will increase their principal volatility. See also the discussion of Mortgage-Backed Securities.


The Funds expect that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment adviser will, consistent with the Fund's objective, policies and quality standards, consider making investments in such new types of securities.


PRINCIPAL ONLY AND INTEREST ONLY FIXED INCOME INVESTMENTS. The Funds may invest in fixed income securities that are "stripped."
That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as "P/O") and the other which receives some or all of the interest (and is known as an "I/O"). P/Os and I/Os are generally referred to as "derivative investments."


The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying loans. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying loads are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid loads. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.


The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.


Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid." If a Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment policy limiting investments in illiquid securities to 15% of the Fund's assets.


REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer), and the seller commits to repurchase that security, at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. (In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement.) Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.


The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to provide additional collateral or to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Management intends to limit repurchase agreements for each Fund to transactions with dealers and financial institutions believed by management to present minimal credit risks. Management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.


Each Fund will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Fund otherwise may invest.


REVERSE REPURCHASE AGREEMENTS. The Limited Duration U.S. Government Fund and U.S. Government Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a U.S. government security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose a Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the
Fund), but this is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements also involves the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. These Funds will attempt to minimize this risk by managing their duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.


SHORT SALES. Each Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against the box. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.


SHORT SELLING RISKS. Short selling is speculative and involves greater risks than investing in stocks. An investment in the Fund may be more volatile than investments in many other mutual funds. Because short sales require the Fund to deliver the stock involved in the short sale at a price determined at the time the transaction was originally entered into, later increases in the price of such stock could result in significant losses to the Fund. Unlike stock investments, these losses could be significantly larger than the Fund's original investment in the transaction, could be potentially unlimited and may result from general market forces, such as a lack of stock available for short sellers to borrow for delivery, or improving conditions with a company. In addition, to replace the borrowed stock, the Fund may be required to pay a premium, which would increase the cost of the stock sold. A broker or other lender may request that the borrowed stock be returned on short notice, and if that occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur resulting in significant increases in the market price of a stock. As a result, the Fund may be required to replace the stock sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. In addition, occasionally a stock may have significant increases in value immediately upon the stock market opening, which can result in significant losses to short sellers, including the Fund. The Fund may find it difficult to establish new short positions when in declining markets due to regulatory restrictions.

WHEN-ISSUED TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

AVERAGE DURATION. The Limited Duration Government Fund limits its average dollar weighted portfolio duration to a range of one to four years. However, many of the securities in which the Fund invests will have remaining durations in excess of four years.

Some of the securities in the Limited Duration Government Fund's portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, the Limited Duration Government Fund will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have shorter duration than would be implied by their stated final maturity. For purposes of determining the Limited Duration Government Fund's average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

As discussed above, each Fund may purchase U.S. Government securities on a when-issued basis with settlement taking place after the purchase date (without amortizing any premiums). This investment technique is expected to contribute significantly to portfolio turnover rates. However, it will have little or no transaction cost or adverse tax consequences. Transaction costs normally will exclude brokerage because each Fund's fixed-income portfolio transactions are usually on a principal basis and any markups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase or no purchase will be made. Generally, short-term losses on short-term U.S. Government securities purchased under this investment technique tend to offset any short-term gains due to such high portfolio turnover.

                                       3.
                             MANAGEMENT OF THE FUND

The Board of Trustees of each Fund is responsible for the management of the business and affairs of each Fund.

The following Trustee is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director or trustee of twelve other Lord Abbett-sponsored funds.

*ROBERT S. DOW, Chairman and President, Age 56.
*Mr. Dow is an "interested person" as defined in the Act.

The following outside Trustees are also directors or trustees of twelve other Lord Abbett-sponsored funds.

E. THAYER BIGELOW, TRUSTEE
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York


Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 to 2000); Acting Chief Executive Officer of Courtroom Television Network (1997-1998). President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.

WILLIAM H.T. BUSH, TRUSTEE
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

ROBERT B. CALHOUN, JR., TRUSTEE
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Currently serves as director of Avondale, Inc., and Interstate Bakeries Corp. Age 58.

STEWART S. DIXON, TRUSTEE
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1967). Age 70.

FRANKLIN W. HOBBS, TRUSTEE
720 Park Avenue, #8B
New York, New York


Chairman of Warburg Dillon Read (1999-2000); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997-1999); Chief Executive Officer of Dillon, Read & Co. (1994-1997). Age 53.

C. ALAN MACDONALD, TRUSTEE
415 Round Hill Road
Greenwich, Connecticut

President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Group Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, J.B. Williams Co., Inc. and Samco Fund, Inc. Samcao Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is marries to Robert Dow, the Fund's Chairman and President, and the managing partner of Lord Abbett. Age 67.

THOMAS J. NEFF, TRUSTEE
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. and Exult, Inc. Age 63.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Funds for outside directors/trustees. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the Funds' retirement plans, which were terminated effective October 31, 2000. The forth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.


                                 For the Fiscal Year ended November 30, 2000
                                 -------------------------------------------
         (1)                   (2)                       (3)                       (4)

                                                     Equity-Based               For Year Ended
                                                     Retirement Benefits        December 31, 2000
                                                     Accrued by the             Total Compensation
                           Aggregate                 Trust and                  Paid by the Funds and
                           Compensation              Twelve Other Lord          Twelve Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Board Member       the Funds(1)              Funds(2)                   Funds(3)
--------------------       ----------------------    --------------------       --------------------------

E. Thayer Bigelow          $3,631                    $19,491                    $60,000
William H. T. Bush         $3,654                    $16,396                    $60,500
Robert B. Calhoun, Jr.     $3,669                    $12,530                    $61,500
Stewart S. Dixon           $3,800                    $35,872                    $62,900
Franklin W. Hobbs*         None                      None                       None
C. Alan MacDonald          $3,594                    $29,308                    $59,500
Thomas J. Neff             $3,704                    $21, 765                   $61,200


  *Elected effective December 14, 2000.


1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fee payable by the Trust to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of each Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee received an additional annual $25,000 retainer, the full amount of which must be deferred under the equity-based plan. The amounts ultimately received by the directors/trustees under the equity-based plan will be directly linked to the investment performance of the funds.


     The amounts of the aggregate compensation payable by the U.S. Government Securities Fund as of November 30, 2000 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were: Mr. Bigelow, $65,927; Mr. Bush, $1,425; Mr. Calhoun, $15,627; Mr. Dixon, $108,260; Mr. Hobbs, $0; Mr. MacDonald, $138,751 and Mr. Neff, $217,914.

     The amounts of the aggregate compensation payable by the Limited Duration U.S. Government Securities Fund as of November 30, 2000 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were: Mr. Bigelow, $353; Mr. Bush, $13; Mr. Calhoun, $155; Mr. Dixon, $227; Mr. Hobbs, $0; Mr. MacDonald, $194 and Mr. Neff, $442.


     The amounts of the aggregate compensation payable by the Balanced Fund as of November 30, 2000 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were: Mr. Bigelow, $642; Mr. Bush, $74; Mr. Calhoun, $552; Mr. Dixon, $220; Mr. Hobbs, $0; Mr. MacDonald, $185 and Mr. Neff, $777.


     The amounts of the aggregate compensation payable by the High Yield Fund as of November 30, 2000 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were: Mr. Bigelow, $90; Mr. Bush, $17; Mr. Calhoun, $103; Mr. Dixon, $0; Mr. Hobbs, $0; Mr. MacDonald, $0 and Mr. Neff, $99.


2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 2000.


3. This column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.

                    -----------------------------------------

Except where indicated, the following executive officers of the Funds have been associated with Lord Abbett for over five years. Of the following, Ms. Binstock, Messrs. Brown, Carper, Gerber, Hilstad, Hudson , Morris, Salzmann and Towle are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

EXECUTIVE VICE PRESIDENTS:

Zane E. Brown, age 49


Christopher J. Towle, age 43


Robert I. Gerber, age 46 (with Lord Abbett since 1997, formerly Senior Portfolio manager at Sanford C. Bernstein & Co. from 1992-1997)


Robert G. Morris, age 56

VICE PRESIDENTS:

Paul A. Hilstad, age 58, Vice President and Secretary


Thomas J. Baade, age 36 (with Lord Abbett since 1998, formerly a credit analyst with Greenwich Street Advisors.)


Joan A. Binstock, age 47 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)


Daniel E. Carper, age 49


Michael S. Goldstein, age 32 (with Lord Abbett since 1997 - formerly involved in Fixed Income trading and anaylsis at Credit Suisse Asset Management Associates)

W. Thomas Hudson, age 59


Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997)


Robert A. Lee, age 29 (with Lord Abbett since 1997, formerly Portfolio Manager at Arm Capital Advisors from 1995-1997; prior thereto Assistant Portfolio Manager at Kidder Peabody Asset Management from 1993-1995)


A.Edward Oberhaus III, age 41


Walter H. Prahl, age 41 (with Lord Abbett since 1997, formerly Quantitative Analyst at Sanford C. Bernstein & Co. from 1994-1997)


Tracie E. Richter, age 33 (with Lord Abbett since 1999, formerly Vice President
- Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs).


Eli M. Salzmann, age 37 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America Capital Corp. from 1991 to 1997, prior thereto Vice President of Mitchell Hutchins Asset Management)


Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998)


Richard S. Szaro, age 57


TREASURER
Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997)

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 20, 2001 each Fund's officers and trustees, as a group, owned less than 1% of each Fund's outstanding shares. As of March 20, 2001, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, there were no record holders of 5% or more of each class of each Fund's outstanding shares except for the following:

Limited Duration U.S. Government Securities Fund
Mariposi Housing Partnership - Class C - 10.7%
303 Loma Drive
Los Angeles, CA

Balanced Fund - Class C - 5.73%
Danny Fuqua
109 Adams Street
East Brewton, AL

High Yield Fund - Class C - 10%
James C George
19634 West Chester Drive
Clinton Township, MI

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is each Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or directors of each Fund: Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Robert I. Gerber, Paul A. Hilstad, W. Thomas Hudson, Jr., Robert
G. Morris, Eli M. Salzmann and Christopher J. Towle. The other general partners are: Stephen I. Allen, Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Stephen J. McGruder, Michael B. McLaughlin, Robert J. Noelke, and R. Mark Pennington.

Under the Management Agreement, between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% (U.S. Government Securities Fund and the Limited Duration U.S. Government Securities Fund), .75 of 1% (Balanced
Fund) and .60 of 1% (High Yield Fund). These fees are allocated among Class A, B, C and P shares based on the classes' proportionate share of each Fund's average daily net assets.

The management fees paid to Lord Abbett for each Fund are as follows:


                                    2000                          1999                             1998
                    2000            Waiver         1999           Waiver           1998            Waiver
                    ----            ------         ----           ------           ----            ------

Balanced Series     $790,477        $790,477       $613,069       $613,069         $257,904        $224,311

High Yield Fund     $193,939        $110,822       $113,526       $113,526         -               -

Limited Duration    $  67,585       $62,055        $72,512        $72,512          $48,030         $ 48,030
U.S. Government
Securities Series

U.S. Government     $6,685,999      -              $8,529,176     -                $10,186,509     -
Securities Series

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and or may assume other expenses of the Funds.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN
The Bank of New York ("BNY"), 1 Wall Street, New York, New York, 10286, is each Fund's custodian.

TRANSFER AGENT
UMB, N.A. 928 Grand Blvd., Kansas City, Missouri 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of each Fund and must be approved at least annually by the Board of Trustees to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We may pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transaction in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transactions or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When in Lord Abbett's opinion, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold share of each Fund and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to each Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. Each Fund offers investors different classes of shares in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust's' By-Laws provide that the Funds shall not hold an annual meeting of stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Trustees or by stockholders holding at least one quarter of the stock of a Fund's outstanding shares and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Funds.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to each Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in each Fund's prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay that Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in the Funds' prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the prospectus of each Fund which offers Class P shares. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS
CLASS A, B, C, AND P. As described in the Prospectus, each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the four Fund classes: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and such class' shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett uses amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.

Each Plan requires the Board of Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of its class' outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                            Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted                on Redemptions (As % of Amount Subject to Charge)
Before the 1st                                       5.0%
On the 1st, before the 2nd                           4.0%
On the 2nd, before the 3rd                           3.0%
On the 3rd, before the 4th                           3.0%
On the 4th, before the 5th                           2.0%
On the 5th, before the 6th                           1.0%
On or after the 6th anniversary                      None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to the Funds on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the fund of original purchase on behalf of this Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000, that are expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

                                       8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

We calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on

Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

For each class of shares, the net asset value will be determined by taking the net assets and dividing by the number of shares outstanding.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors," "trustees," and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors," "our trustees," and "employees of Lord Abbett" also include retired directors, trustees, and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization, (h) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or a Fund has business relationships.

The offering price of Class A shares of each Fund on November 30, 2000 was computed as follows:


                                                                                          U.S.
                                                       Limited Duration                   Government      High
                                                       Government          Balanced       Securities      Yield
                                                       Fund                Fund           Fund            Fund
                                                       ---------------     -----------    ------------    -----------

Net asset value per share (net assets divided
  by shares outstanding)................................$4.45               $11.64         $2.51           $8.39

Maximum offering price per share - net asset
  value divided by (.9675 for Limited Duration
  Government  Fund, .9525 U. S. Government Securities
  Fund and High Yield Fund
  and .9425 for Balanced Fund............................$4.60              $12.35         $2.64          $8.81

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except LASF which offers its shares only in connection with certain variable annuity contracts. The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that

Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

OUR BOARD OF TRUSTEES MAY AUTHORIZE REDEMPTION OF ALL OF THE SHARES IN ANY ACCOUNT IN WHICH THERE ARE FEWER THAN 25 SHARES. BEFORE AUTHORIZING SUCH REDEMPTION, THE BOARD MUST DETERMINE THAT IT IS IN OUR ECONOMIC BEST INTEREST OR NECESSARY TO REDUCE DISPROPORTIONATELY BURDENSOME EXPENSES IN SERVICING SHAREHOLDER ACCOUNTS. AT LEAST 6 MONTHS' PRIOR WRITTEN NOTICE WILL BE GIVEN BEFORE ANY SUCH REDEMPTION, DURING WHICH TIME SHAREHOLDERS MAY AVOID REDEMPTION BY BRINGING THEIR ACCOUNTS UP TO THE MINIMUM SET BY THE BOARD.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       9.
                              TAXATION OF THE FUNDS

Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, each Fund (but not its shareholders) will be relieved of federal income taxes on the amount it timely distributes to shareholders. If in any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.


Each Fund contemplates declaring as dividends substantially all of its net ordinary income. Dividends paid by a Fund from its investment income and distributions of its net realized short-term capital gains are taxable to its shareholders as ordinary income. Distributions paid by a Fund from its net realized long-term capital gains are taxable to shareholders as capital gains regardless of the length of time the shareholder has owned the shares. All dividends are taxable to shareholders whether received in cash or reinvested in Fund shares. Each Fund will send its shareholders annual information concerning the tax treatment of dividends and other distributions.


Upon sale, exchange or redemption of shares of a Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six month or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.


Ordinarily, you are required to take distributions by the Fund into account in
the year in which they are made.   A distribution declared in October,
November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by January of the following year.


Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.


Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the applicable Fund or who, to the Fund's knowledge, have furnished an incorrect number.When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he or she is not otherwise subject to backup withholding.


The writing of call options and other investment techniques and practices which Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.


Each Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund shareholders, who are subject to United States federal income tax, will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund.


Each Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.


Dividends paid by a Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in their shares in a Fund for more than 45 days to qualify for the deduction on dividends paid by a Fund.


Gain and loss realized by a Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.


If a Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on each Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to an investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to such Fund. Alternatively, if a Fund were to make a "mark-to-market" election with respect to an investment in a passive foreign investment company, gain or loss would be considered realized at the end of each taxable year of a fund even if a Fund continued to hold the investment, and would be treated as ordinary income or loss to the Fund.


The foregoing discussion relates solely to United States federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his or her tax adviser regarding the United States and foreign tax consequences of the ownership of shares of a Fund, including the applicable rate of United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.


The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the United States federal income tax rules described above. Shareholders may exclude from their state taxable income certain dividends to the extent the dividends are derived from federal obligations. Certain states may require that a specific percentage of a Fund's investments be federal obligations or that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be exculded from strate taxable income. Each Fund intends to provide shareholders, on an annual basis, sufficient information to permit them to determine whether dividends are derived from federal obligations and whether such dividends may be excluded from state taxable income.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the exclusive underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.


For the fiscal years ended 200, 1999 and 1998, Lord Abbett as principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Funds as follows:


                                                      Year Ended November,
 BALANCED FUND                                        --------------------
                                       2000              1999              1998
                                       ----              ----              ----

Gross sales charge                     $507,785          $1,040,062        $919,876
Amount allowed to dealers              $430,126          $   892,059       $794,762
                                       --------          -----------       --------

Net Commissions received
by Lord Abbett                         $77,659           $   148,003       $125,114

 HIGH YIELD FUND
                                       2000              1999
                                       ----              ----

Gross sales charge                     $153,427          $310,096

Amount allowed to dealers              $128,542          $276,728
                                       --------          --------

Net Commissions received
by Lord Abbett                         $24,885           $ 33,368

LIMITED DURATION U.S. GOVERNMENT SECURITIES FUND

                                       2000              1999              1998
                                       ----              ----              ----

Gross sales charge                     $79,223           $100,681          $97,607

Amount allowed to dealers              $65,551           $ 86,421          $84,045
                                       -------           --------          -------

Net Commissions received
by Lord Abbett                         $13,672           $ 14,260          $13,562

U.S GOVERNMENT SECURITIES FUND
                                       2000              1999              1998
                                       ----              ----              ----

Gross sales charge                     $262,610          $747,456          $1,111,095

Amount allowed
to dealers                             $222,269          $646,899          $  970,169
                                       --------          --------          ----------

Net Commissions received
by Lord Abbett                        $   40,341       $  100,557          $  140,926
                                      ==========       ==========          ==========




                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rate of total return for each Class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% with respect to the Balanced Fund , 3.25% with respect to the Limited Duration Government Fund, 4.75% with respect to U.S. Government Securities Fund and High Yield Fund (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares of the U.S. Government Securities Fund and the High Yield Fund, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the applicable 'fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the method to compute average annual compounded total return described above, the total annual return for each Fund are as follows:


                                    For the Year Ended November 30, 2000
                                    ------------------------------------

U.S. Government Securities Fund     1 Year         5 Years        10 Years         Life
                                    ------         -------        --------         ----
Class A                              3.60%         4.48%          6.61%             -
Class B                              3.39%             -             -             5.66%
Class C                              7.38%             -             -             6.20%

Limited Duration U.S. Government Securities Fund
                                    1 Year         5 Years        10 Years         Life
                                    ------         -------        --------         ----
Class A                               4.40%        4.61%             -             4.06%
Class C                               6.23%           -              -             5.33%

Balanced Series                     1 Year         5 Years        10 Years          Life
                                    ------         -------        --------          ----
Class A                              -1.10%           -              -             10.62%
Class B                              -0.50%           -              -              4.05%
Class C                               3.19%           -              -             10.46%

High Yield                            Life                                         Life
                                      ----                                         ----
Class A                              -9.00%                                        -2.42
Class B                              -9.49%                                        -2.37
Class C                              -6.04%                                        -0.62

Each Fund's yield quotation is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by our maximum offering price per share on the last day of the period. This is determined by finding the following quotient: take the fund's dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of fund shares outstanding during the period that were entitled to receive dividends and (ii) the fund's at maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of the multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC.

It is important to remember that any figures developed using the formulas above represent past performance and an investor should be aware that the investment return and principal value of the a fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements for fiscal year ended November 30, 2000 and the report of Deloitte & Touche LLP, independent auditors, on such annual financial statements contained in the 2000 Annual Report to Shareholders of the Lord Abbett Investment Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                                    APPENDIX

                  CORPORATE BOND RATINGS (HIGH YIELD FUND ONLY)

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "CCC" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated "D" is in payment default. The "D" rating category is used when interest paymentS OR Principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating also will be used upon the filing of A bankruptcy petition if debt service payments are jeopardized.

LORD ABBETT

HIGH YIELD FUND


[GRAPHIC]


APRIL 1, 2001



PROSPECTUS
CLASS Y SHARES



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Y shares of the Fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               TABLE OF CONTENTS

                                   THE FUND                                Page

             What you should know    GOAL                                    2
                   about the Fund    PRINCIPAL STRATEGY                      2
                                     MAIN RISKS                              2
                                     PERFORMANCE                             3
                                     FEES AND EXPENSES                       4

                                 YOUR INVESTMENT

         Information for managing    PURCHASES                               5
                your Fund account    REDEMPTIONS                             6
                                     DISTRIBUTIONS AND TAXES                 6
                                     SERVICES FOR FUND INVESTORS             7
                                     MANAGEMENT                              7

                              FOR MORE INFORMATION

                How to learn more    OTHER INVESTMENT TECHNIQUES             8
                   about the Fund    GLOSSARY OF SHADED TERMS                9
                                     RECENT PERFORMANCE                      9

                              FINANCIAL INFORMATION

                                     FINANCIAL HIGHLIGHTS                   11
                                     LINE GRAPH COMPARISON                  12

          How to learn more about    BACK COVER
               the Fund and other
                Lord Abbett Funds

                                     THE FUND


GOAL



     The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.



PRINCIPAL STRATEGY



     To pursue its goal, the Fund normally invests in high-yield debt securities, sometimes called "lower-rated bonds" or "junk bonds," which entail greater risks than investments in higher-rated or investment-grade debt securities. Under normal circumstances, the Fund invests at least 65% of its total assets in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock.



     We believe that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified portfolio of investments. We seek unusual values, particularly in lower-rated debt securities. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease, may generate higher returns.



     While typically fully invested, at times the Fund may invest temporarily in short-term debt securities such as U.S. Government obligations, bank certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.



MAIN RISKS



     The lower-rated bonds in which the Fund invests involve greater risks that the bond's issuers will not make payments of interest and principal when due than higher rated bonds. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur. In addition, the value of your investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices tend to rise. Also, the market for high yield bonds generally is less liquid than the market for higher-rated securities.



     The High Yield Fund may invest up to 20% of its assets in foreign securities. Investments in foreign securities may present increased market, liquidity, currency, political, information and other risks.



     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.



[SIDENOTE]
WE OR THE FUND refers to Lord Abbett High Yield Fund ("High Yield Fund"), a portfolio of Lord Abbett Investment Trust (the "Company").



LORD ABBETT refers to Lord, Abbett & Co., the Fund's investment adviser.



ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.



You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2  The Fund

                                                               HIGH YIELD FUND


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.


BAR CHART (PER CALENDAR YEAR) - CLASS Y SHARES

[BAR CHART]



00     -2.8%

BEST QUARTER       2nd Q '00     1.0%
WORST QUARTER      4th Q '00    -2.7%


     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests.



AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2000



SHARE CLASS                                         1 YEAR      SINCE INCEPTION
Class Y shares                                      -2.75%          -1.15%(2)
Merrill Lynch High Yield Master Index(1)            -3.79%          -2.92%(3)
First Boston High Yield Index(1)                    -5.21%          -3.50%(3)



(1) Performance for each unmanaged Index does not reflect any fees or expenses. The performance of the Indices is not necessarily representative of the Fund's performance.
(2)  The date of inception for Class Y shares is 5/4/99.
(3) This represents total return for the period 4/30/99 - 12/31/00, to correspond with Class Y inception date.


                                                                   The Fund  3

                                                               HIGH YIELD FUND


FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEE TABLE


                                                                         CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                 none
Maximum Deferred Sales Charge                                              none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                        0.60%
Other Expenses                                                            0.39%
Total Operating Expenses                                                  0.99%



EXAMPLE



This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



SHARE CLASS                1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class Y shares              $101              $315              $547           $1,213



[SIDENOTE]
MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.



LORD ABBETT WAIVED A PORTION OF THE MANAGEMENT FEES AND SUBSIDIZED A PORTION OF THE OTHER EXPENSES OF THE FUND FOR THE YEAR ENDED NOVEMBER 30, 2000. THE TOTAL OPERATING EXPENSE RATIO WITH THE FEE WAIVER AND EXPENSE SUBSIDY FOR CLASS Y SHARES IS 0.48% OF AVERAGE NET ASSETS. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME.



OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


4  The Fund

                               YOUR INVESTMENT

PURCHASES


     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") with no sales charge. The NAV of our shares is calculated every business day as of the close of the New York Stock Exchange. Our shares are continuously offered. The offering price is based on NAV per share next determined after we receive your order submitted in proper form.


     We reserve the right to withdraw all or part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     WHO MAY INVEST? Eligible purchasers of Class Y shares include: (1) certain authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares in particular investment products made available for a fee to clients of such entities, or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Mutual Fund Fee Based Programs"); (2) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; (3) institutional investors, such as retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the money to the Fund (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1 million except for Mutual Fund Fee Based Programs, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.


     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete


[SIDENOTE]
NAV per share for the Fund is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Fund's Board.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Fund and raise its expenses. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Fund reserves the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Fund.

                                                             Your Investment 5
     name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number:
     9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.


REDEMPTIONS

     Redemption of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire: $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

DISTRIBUTIONS AND TAXES


     The Fund expects to pay its shareholders dividends from its net investment income each quarter and distribute its net capital gains (if any) as "capital gains distributions" on an annual basis.



     Distributions will be reinvested in your Fund shares unless you instruct the Fund to pay them to you in cash. Effective June 1, 2001 with respect to distributions payable on or after November 1, 2000 on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000 and remaining outstanding as of June 1, 2001 will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed, before they are reinvested, or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments.


[SIDENOTE]
ELIGIBLE GUARANTOR is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.


6 Your Investment

     For federal income tax purposes, the Fund's distribution of investment income and short-term capital gain is taxable to you as ordinary income. Distributions from the Fund's net long-term capital gains are taxable as long-term capital gains in the year of receipt.

     The tax status of distributions, including net long-term capital gains, is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to the shareholder.


     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any Eligible Fund among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

MANAGEMENT

     The Fund's investment adviser is Lord, Abbett & Co., which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


     Lord Abbett is entitled to an annual management fee of .60% based on the Fund's average daily net assets. The fees are calculated daily and payable monthly. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.



     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Christopher
     J. Towle, Partner of Lord Abbett, heads the team, the other senior members of which include Richard Szaro, Michael Goldstein and Thomas Baade. Messrs. Towle and Szaro have been with Lord Abbett since 1988 and 1983, respectively. Mr. Goldstein has been with Lord Abbett since 1997. Before joining Lord Abbett, Mr. Goldstein was a bond trader for Credit Suisse Asset Management Associates from August 1992 through April 1997. Mr. Baade joined Lord Abbett in 1998; prior to that he was a credit analyst with Greenwich Street Advisors from 1990 to 1998.


[SIDENOTE]
TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


                                                            Your Investment  7

                              FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the Fund and their risks.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect changes in security prices, interest rates, currency exchange rates, commodity prices and other factors. The Fund may use these transactions to change the risk and return characteristics of the Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.

     DEBT SECURITIES. The Fund may invest in debt securities such as bonds, debentures, government obligations, commercial paper and pass-through instruments. When interest rates rise, prices of these investments are likely to decline, and when interest rates fall, prices tend to rise. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund.

     DEPOSITORY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.


     EQUITY SECURITIES. The High Yield Fund may invest up to 20% of its total assets in equity securities. These include common stocks, preferred stocks, convertible securities, convertible preferred securities, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.



     FOREIGN SECURITIES. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign securities also may be affected by changes in currency rates or currency controls.


8  For More Information

GLOSSARY OF SHADED TERMS

     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the president of the corporation, the request must be executed as follows:
     ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     MUTUAL FUND FEE-BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

RECENT PERFORMANCE


     The following is a discussion of recent performance for the twelve month period ended November 30, 2000.



     The Fund continued to contend with difficult conditions in the high-yield bond market. A stringent credit environment matched with poor liquidity in the secondary markets and negative returns plagued this asset class throughout the year. Despite these challenging conditions, the Fund outperformed the Merrill Lynch High Yield Master II Index. Our heavy weighting in the bonds of U.S. broadcasting and cable companies boosted overall performance since these bonds performed well last year. Also, the portfolio's underweighted position in the bonds of U.S. telecommunications and technology companies relative to the market helped boost performance. Our bonds issued by firms in the healthcare sector, including hospitals and managed care facilities, were good performers this year. These companies generally rebounded as a result of a more favorable outlook regarding government regulation in the healthcare industry and the likelihood of increased government spending to support Medicare and Medicaid.



     The portfolio's energy-related bonds performed extremely well throughout the period, benefiting from the rise in oil and natural gas prices this year. However, our exposure to the automotive sector, while it was slight, detracted from performance as spending on auto-related goods and services slowed along with the U.S. economy. The portfolio's holdings in the bonds of certain U.S. technology and telecommunications companies hurt performance, because these bonds came under pressure due to tight lending conditions in the capital markets.


[SIDENOTE]
GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-   In the case of the estate -

ROBERT A. DOE
EXECUTOR OF THE ESTATE OF
JOHN W. DOE

[Date]

[GRAPHIC]

-   In the case of the corporation -
    ABC Corporation

MARY B. DOE

By Mary B. Doe, President

[Date]

[GRAPHIC]


                                                       For More Information  9

     Although the Fund posted negative returns for the year, we are pleased that the Fund outperformed the asset class and the Merrill Lynch High Yield Master II Index by a significant margin. We will continue our focus on energy related bonds, and we plan to increase our exposure to healthcare bonds as they continue to perform well. Since a slowing rate of economic growth typically means a reduction in consumer spending, we will continue to avoid bonds issued by companies in retail and other sectors that are especially sensitive to consumer spending and intense price competition. Furthermore, we'll maintain our healthy weighting in the bonds of U.S. broadcasting and cable companies, which have fared well for the portfolio. We will continue to seek select opportunities among companies that we believe possess sound fundamentals, healthy balance sheets and the potential for promising returns in the months ahead.



10   For More Information

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the period ended November 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the period ended November 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.



                                                              CLASS Y SHARES
                                                         -------------------------
                                                         Period Ended November 30,
Per Share Operating Performance:                            2000           1999(a)
                                                           ------         ------
NET ASSET VALUE, BEGINNING OF PERIOD                       $9.73          $10.36
INVESTMENT OPERATIONS
 Net investment income(d)                                    .88 (e)         .55
 Net realized and unrealized loss on investments           (1.25)(e)        (.62)
TOTAL FROM INVESTMENT OPERATIONS                            (.37)           (.07)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                      (.98)           (.56)
NET ASSET VALUE, END OF PERIOD                             $8.38           $9.73
Total Return(b)                                            (4.31)%          (.59)%(c)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions           .48%            --
 Expenses, excluding waiver and expense reductions           .99%            .51%(c)
 Net investment income                                      9.49%(e)        5.59%(c)
                                                         Period Ended November 30,
                                                         -------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:                          2000               1999(f)
                                                           ------             ------
NET ASSETS, END OF YEAR (000)                            $31,847            $28,689
PORTFOLIO TURNOVER RATE                                    80.53%            109.57%



(a)  From May 4, 1999 (commencement of offering of class shares).

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Not annualized.

(d)  Calculated using average shares outstanding during the year.

(e)  Includes impact of amortization of premium.

(f)  From December 31, 1998 (commencement of operations).


                                                     Financial Information  11

LINE GRAPH COMPARISON


     Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Merrill Lynch High Yield Master Index and the First Boston High Yield Index, assuming reinvestment of all dividends and distributions.


[LINE CHART]



Past performance is no guarantee of future results.

                             Fiscal Year-end 11/30

                    The Fund (Class Y shares)     Merrill Lynch High Yield    First Boston High Yield
                    at net asset value            Master Index(1)             Index(1)
   04/30/99                $10,000                     $10,000                       $10,000
   06/30/99                 $9,748                      $9,912                        $9,897
   09/30/99                 $9,688                      $9,788                        $9,738
   12/31/99                $10,087                      $9,894                        $9,941
   03/31/00                 $9,939                      $9,715                        $9,813
   06/30/00                $10,038                      $9,776                        $9,858
   09/30/00                $10,079                      $9,909                        $9,925
   11/30/00                 $9,513                      $9,317                        $9,237


                Average Annual Total Return At Maximum Applicable
              Sales Charge For The Periods Ending November 30, 2000

               1 YEAR          LIFE(2)
Class Y(3)      -4.31%         -3.12%

(1) Performance for each unmanaged index does not reflect any fees or expenses. The performance of these indices, is not necessarily representative of the Fund's performance.
(2) The Class Y shares were first offered on 5/4/99. Performance is at net asset value.
(3) This shows total return which is the percent change in net assets, with all dividends and distributions reinvested for the periods shown ending November 30, 2000 using the SEC-required uniform method to compute total return.


12  Financial Information

TO OBTAIN INFORMATION

BY TELEPHONE. Call the Fund at:
888-522-2388

BY MAIL.  Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO.

www.LordAbbett.com

Text only versions of Fund
documents can be viewed
online or downloaded
directly from the
SEC: www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.

[LORD ABBETT LOGO]
INVESTMENT MANAGEMENT
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

 Lord Abbett Mutual Fund shares are distributed by:
          LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973

ADDITIONAL INFORMATION

     More information on the Fund is or will be available free upon request, including the following:

     ANNUAL/SEMI-ANNUAL REPORT

     Describes the Fund, lists portfolio holdings, and contains a letter from the Fund's manager discussing recent market conditions and the Fund's investment strategies.

     STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).


      Lord Abbett High Yield Fund                                 LAHYY(4/01)



SEC FILE NUMBERS: 811-7988

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                APRIL 1, 2001

                        LORD ABBETT HIGH YIELD FUND, INC.
                                    Y SHARES

--------------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. A Prospectus for the Class Y shares of Lord Abbett High Yield Fund may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated April 1, 2001.

Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


               TABLE OF CONTENTS                                            Page

               1.    Fund History                                           2
               2.    Investment Policies                                    2
               3.    Management of the Fund                                 5
               4.    Control Persons and Principal Holders of Securities    9
               5.    Investment Advisory and Other Services                 9
               6.    Brokerage Allocations and Other Practices              10
               7.    Capital Stock and Other Securities                     11
               8.    Purchases, Redemptions and Pricing                     12
               9.    Taxation of the Fund                                   13
               10.   Underwriter                                            14
               11.   Performance                                            14
               12.   Financial Statements                                   15

                                       1.
                                  FUND HISTORY

The Lord Abbett Investment Trust (the "Trust") is a diversified open-end investment management company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on August 16, 1993. The Trust has six funds or series, but only Class Y shares of the Lord Abbett High Yield Fund (the "Fund") are being offered in this Statement of Additional Information.


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following fundamental investment restrictions, which cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions above will be determined at the time of purchase or sale of the portfolio investment.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, the Fund is subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.

The Fund may not:

     (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Act, deemed to be liquid by the Board of Trustees;

     (4) invest in the securities of other investment companies except as permitted by applicable law;

     (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.
          S. Government, its agencies or instrumentalities);

     (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time;

     (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock; or

     (11) invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

PORTFOLIO TURNOVER RATE. For the year ended November 30, 2000, the Fund's portfolio turnover rate was 80.53% versus 109.57% for the prior year.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following sections provide further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.


CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock.


EQUITY SECURITIES. The Fund may invest up to 20% of its total assets in equity securities. These include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.


FOREIGN SECURITIES. The Fund may invest 20% of its assets in foreign securities. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.


Brokerage commissions, custodial services, and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile then securities of comparable domestic issuers. Each Fund may hold foreign securities that trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments which could affect investments in those countries.


ILLIQUID SECURITIES. These securities include those that are not traded on the open market or that traded irregularly or in very low volume. These may include illiquid Rule 144A securities. They may be difficult or impossible to sell at the time and price the fund would like. The Fund may invest up to 15% of its assets in illiquid securities.


LENDING PORTFOLIO SECURITIES. The Fund, after seeking board authorization, may lend portfolio securities to registered brokers-dealers. These loans, if and when made, may not exceed 30% of the Fund's total assets. The Fund's loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. government securities") or other permissible means in an amount at least equal to the market value of the loaned securities. From time to time, the Fund may pay a part of the interest received with respect to the investment of collateral to the borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.


By lending portfolio securities, the Fund can increase its income by continuing to receive income on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. government securities, or obtaining yield in the form of interest paid by the borrower when such U.S. Government securities or other forms of non-cash collateral are used as security. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Fund may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if the Fund has knowledge of a material event adversely affecting the investment in the loaned securities, the Fund must terminate the loan and regain the right to vote the securities. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer), and the seller commits to repurchase that security, at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. (In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement.) The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.


The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to provide additional collateral or to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Management intends to limit repurchase agreements for each Fund to transactions with dealers and financial institutions believed by management to present minimal credit risks. Management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.


The Fund will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the fund otherwise may invest.


RULE 144A SECURITIES. The Fund may invest in Rule 144A securities, which are securities determined by the Board to be liquid pursuant to Securities and Exchange Commission Rule 144A. Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. A substantial part of the lower-rated debt market consists of Rule 144A securities, many of which are registered within a few months of their issuance. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a Fund's liquidity during periods of decreased market interest in such securities.


WHEN-ISSUED TRANSACTIONS. The Fund may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

                                       3.
                             MANAGEMENT OF THE FUND

The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Fund.

The following Trustee is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director or trustee of twelve other Lord Abbett-sponsored funds.

*ROBERT S. DOW, Chairman and President, Age 56
*Mr. Dow is an "interested person" as defined in the Act.

The following outside Trustees are also directors or trustees of twelve other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, TRUSTEE
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York


Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998-2000); Acting Chief Executive Officer of Courtroom Television Network (1997-1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.

WILLIAM H.T. BUSH, TRUSTEE
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

ROBERT B. CALHOUN, JR., TRUSTEE
Monitor Clipper Partners
650 Madision Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Currently serves as director of Avondale, Inc., and Interstate Bakeries Corp. Age 58.

STEWART S. DIXON, TRUSTEE
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1967). Age 70.


FRANKLIN W. HOBBS, TRUSTEE
720 Park Avenue, #8B
New York, New York


Chairman of Warburg Dillon Read (1999-2000); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997-1999); and Chief Executive Officer of Dillon, Read & Co. (1994-1997). Age 53.

C. ALAN MACDONALD, TRUSTEE
415 Round Hill Road
Greenwich, Connecticut

President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, J.B. Williams Co., Inc., and Samco Fund, Inc. Samco Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President, and the managing partner of Lord Abbett. Age 67.

THOMAS J. NEFF, TRUSTEE
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. and Exult, Inc. Age 63.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors/trustees of the Trust and of all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Fund for outside directors/trustees. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the Fund's retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.


                                 For the Fiscal Year Ended November 30, 2000
                                 -------------------------------------------
         (1)               (2)                  (3)                      (4)

                                                Equity-Based             For Year Ended
                                                Retirement Benefits      December 31, 2000
                                                Accrued by the           Total Compensation Paid
                           Aggregate            Fund and Twelve          by the Fund and
                           Compensation         Other Lord               Twelve Other Lord
                           Accrued by           Abbett-sponsored         Abbett-sponsored
Name of Director           the Fund(1)          Funds(2)                 Funds(3)
----------------           ----------------     -----------------        ----------------
E. Thayer Bigelow          $3,631               $19,491                  $60,000
William H. T. Bush         $3,654               $16,396                  $60,500
Robert B. Calhoun, Jr.     $3,669               $12,530                  $61,000
Stewart S. Dixon           $3,800               $35,872                  $62,900
Franklin W. Hobbs*         none                 none                     none
C. Alan MacDonald          $3,594               $29,308                  $59,500
Thomas J. Neff             $3,704               $21,765                  $61,200


* Elected effective December 14, 2000.


1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee received an additional annual $25,000 retainer, the full amount of which must be deferred under the equity-based plan. The amounts ultimately received by the directors/trustees under the plan will be directly linked to the investment performance of the funds.


     The amounts of the aggregate compensation payable by the Fund as of November 30, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were: Mr. Bigelow, $90; Mr. Bush, $17; Mr. Calhoun, $103; Mr. Dixon, $0; Mr. Hobbs, $0; Mr. MacDonald, $0; and Mr. Neff, $99.


2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 2000. In 1996, the equity-based plans superceded a previously approved retirement plan for all directors/trustees, although accruals continued under the retirement plan until October 31, 2000. All of the current outside directors/trustees elected to convert their accrued benefits under the retirement plan.


3. This column shows aggregate compensation, including directors/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors'/trustees' have chosen to defer, but does not include amounts accrued under the equity-based plan and shown in Column 3.


                       -----------------------------------

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Ms. Binstock, Messrs. Carper, Hilstad, Hudson, Morris and Salzmann are partners of Lord Abbett; the others are employees. None have received compensation from the Fund.

EXECUTIVE VICE PRESIDENT:

Zane E. Brown, age 49;


Robert I. Gerber, age 46 (with Lord Abbett since 1997, formerly Senior Portfolio manager at Sanford C. Bernstein & Co. from (1992 to 1997);


Robert G. Morris, age 56;


Christopher J. Towle, age 43;

VICE PRESIDENTS:

Thomas J. Baade, age 36 (with Lord Abbett since 1998, formerly a credit analyst with Greenwich Street Advisors);


Joan A. Binstock, age 46 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP);


Daniel E. Carper, age 49;


Michael S. Goldstein, age 32 (with Lord Abbett since 1997; formerly involved in Fixed Income trading and analysis at Credit Suisse Asset Management Associates);


Paul A. Hilstad, age 58, Vice President and Secretary;


W. Thomas Hudson, Jr. age 59;


Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997, formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997);


Robert A. Lee, age 30 (with Lord Abbett since 1997, formerly Portfolio Manager at Arm Capital Advisors from 1995 to 1997);

A.Edward Oberhaus III, age 41;


Walter H. Prahl, age 41 (with Lord Abbett since 1997, formerly Quantitative Analyst at Sanford C. Bernstein & Co. from 1994 to 1997);


Tracie E. Richter, age 33 (with Lord Abbett since 1999, formerly Vice President
- Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs);


Eli M. Salzmann, age 36 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America from 1996 to 1997, prior thereto Vice President at Mitchell Hutchins Asset Management);


Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998);


Richard S. Szaro, age 58;


TREASURER:
Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997).

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that, with limited exceptions, Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of March 20, 2001, the Fund's officers and directors, as a group, owned less than 1% of the Fund's outstanding shares of Class Y. However, as of March 20, 2001, the ownership of the Fund's outstanding shares by Lord Abbett was 89.26%, which represents the initial investment for Class Y shares of the Fund. It is anticipated that over time this percentage of ownership will decrease. As of March 20, 2001, there were no record holders of 5% or more of the Fund's outstanding shares.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/trustees of the Fund: Joan A. Binstock, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Robert I. Gerber; Paul A. Hilstad, W. Thomas Hudson, Jr., Robert G. Morris, Eli M. Salzmann, and Christopher J. Towle. The other partners are: Stephen I. Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Stephen
J. McGruder, Michael B. McLaughlin, Robert J. Noelke, and R. Mark Pennington. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, the Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month at an annual rate of .60 of 1%.

The Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

For the fiscal years ended November 30, 2000, and 1999, the management fees paid to Lord Abbett by the Fund amounted to $193,939 and $113,526, respectively. The management fees waived for the fiscal years ended November 31, 2000 and 1999 were $110,822 and $113,526, respectively.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN
The Bank of New York ("BNY"), 1 Wall Street, New York, New York, 10286, is the Fund's custodian. BNY may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Fund's Board of Trustees have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by the Fund's Board of Trustees to continue in such capacity. Deloitte & Touche LLP performs audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's policy is to obtain best execution on all of our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. This policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a brokerage commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transactions or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Fund and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

For the fiscal years ended November 30, 2000 and 1999, there were no commissions paid by the Fund to independent dealers.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. The Fund offers investors five different classes of shares; only Class Y shares are offered in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes or funds may be added in the future. The Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Trustees or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

                                       8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. Our Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other funds before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other funds into which the exchange is made.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementary by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expediting redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       9.
                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, the Fund (but not its shareholders) will be relieved of federal income taxes on the amount it timely distributes to shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.


The Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by the Fund from its ordinary income and distributions of its net realized short-term capital gains are taxable to shareholders as ordinary income from dividends. Distributions paid by a Fund from its net realized long-term capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned the shares. All dividends are taxable to shareholders whether received in cash or reinvested in Fund shares. The Fund will send its shareholders annual information concerning the tax treatment of dividends and other distributions.


Upon sale, exchange or redemption of shares of the Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non- corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.


Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by January of the following year.


Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.


Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.


The writing of call options and other investment techniques and practices which the Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.


The Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund shareholders who, are subject to U.S. federal income tax, will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.


The Fund will also be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.


Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund.


Gain and loss realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If the Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund. Alternatively, if the Fund were to make a mark-to-market election with respect to an investment in a passive foreign investment company, gain or loss would generally be considered realized at the end of each taxable year of the Fund, even if the Fund continued to hold the investment and would be treated as ordinary income or loss to the Fund.

The foregoing discussion relates solely to United States federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his or her tax adviser regarding the United States and foreign tax consequences of the ownership of shares of a Fund, including the applicable rate of United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the United States federal income tax rules described above. Each shareholder should consult his or her tax adviser as to the state and local consequences of an investment in the Fund.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class Y shares, no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period. The Fund's average annual returns for the fiscal year ended November 30, 2000 was -4.31%.

Yield quotation for Class Y shares is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the net asset value per share of such class on the last day of the period. This is determined by finding the following quotient: Take the dividends and interest earned during the period for the class minus its expenses accrued for the period and divide by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the net asset value per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for Class Y shares do not reflect the deduction of any sales charge.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investment for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended November 30, 2000 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements, included in the 2000 Annual Report to Shareholders of Lord Abbett Affiliated Fund, Inc., are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

LORD ABBETT
INVESTMENT TRUST

CORE FIXED INCOME SERIES

STRATEGIC CORE FIXED INCOME SERIES


APRIL 1, 2001


PROSPECTUS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class P shares of each Fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               TABLE OF CONTENTS


                                    THE FUNDS                               Page

     Information about investment   GOAL                                      2
  strategies, risks, performance,   PRINCIPAL STRATEGY                        2
                fees and expenses   MAIN RISKS                                3
                                    CORE FIXED INCOME FUND                    4
                                    STRATEGIC CORE FIXED INCOME FUND          6

                                 YOUR INVESTMENT

         Information for managing   PURCHASES                                 8
                your Fund account   SALES COMPENSATION                        10
                                    OPENING YOUR ACCOUNT                      11
                                    REDEMPTIONS                               12
                                    DISTRIBUTIONS AND TAXES                   12
                                    SERVICES FOR FUND INVESTORS               13
                                    MANAGEMENT                                14

                              FOR MORE INFORMATION


                How to learn more   OTHER INVESTMENT TECHNIQUES               15
                  about the Funds   GLOSSARY OF SHADED TERMS                  17
                                    RECENT PERFORMANCE                        18


                             FINANCIAL INFORMATION


         Financial highlights and   CORE FIXED INCOME FUND                    19
    line graph comparison of each   STRATEGIC CORE FIXED INCOME FUND          21
    Fund, and broker compensation


      How to learn more about the   BACK COVER
Funds and other Lord Abbett Funds

                                                Core Fixed Income Fund
                                                Strategic Core Fixed Income Fund

                                   THE FUNDS


GOAL

    The investment objective of each Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY


    The Core Fixed Income Fund invests primarily in U.S. Government, mortgage-backed, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"). The Strategic Core Fixed Income Fund invests primarily in those securities, as well as in high yield debt securities (sometimes called "lower-rated bonds" or "junk bonds") and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of the Strategic Core Fixed Income Fund's net assets.



    Both Funds attempt to manage, but cannot eliminate, interest rate risk through their management of the average duration of the securities they hold. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. Each Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Aggregate Bond Index (currently approximately 5 years). The higher a Fund's duration, the more sensitive it is to interest rate risk.



    Each Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2000, the portfolio turnover rate for Core Fixed Income Fund and Strategic Core Fixed Income Fund were 595% and 562.50%, respectively. These rates vary from year to year. High turnover increases transaction costs and may increase taxable capital gains.


[SIDENOTE]
WE OR THE FUND refers to Core Fixed Income Series ("Core Fixed Income Fund") or Strategic Core Fixed Income Series ("Strategic Core Fixed Income Fund"), each a series of Lord Abbett Investment Trust (the "Company").


ABOUT EACH FUND. Each Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Funds strive to reach their stated goals, although as with all mutual funds, they cannot guarantee results.



HIGH-YIELD DEBT SECURITIES or "junk bonds" typically pay a higher yield than investment-grade bonds. Junk bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.



INVESTMENT-GRADE DEBT SECURITIES. These are debt securities which are rated in one of the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Investors Service, or are unrated but determined by Lord Abbett to be equivalent in quality.



You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Funds and their risks.



2  The Funds

MAIN RISKS

    These Funds are subject to the general risks and considerations associated with investing in debt securities. The value of an investment in each Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.


    The mortgage-related securities in which each Fund may invest, including collateralized mortgage obligations ("CMOs"), may be particularly sensitive to changes in prevailing interest rates. The holders of the underlying mortgages may be able to repay principal in advance and may do so, especially when interest rates are falling. When mortgages are prepaid, a Fund's reinvestment options may carry a lower yield. Conversely, principal payments may arrive at a slower pace in times of rising interest rates. The Funds may then be unable to invest in higher yielding securities, resulting in lower performance or losses for the Funds.



    The lower-rated bonds in which the Strategic Core Fixed Income Fund may invest involve greater risks than higher rated bonds. First, their is a greater risk that the bond's issuer will not make payments of interest and principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high yield bonds generally decline. These risks may result in losses to the Fund.



    The Funds may invest in foreign securities. Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.



    An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in either Fund.


[SIDENOTE]
You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Funds and their risks.


                                                                    The Funds  3

                                                          CORE FIXED INCOME FUND

PERFORMANCE

    The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

    The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year. Performance for Class A, B, C and P shares is not shown because those classes are new. Returns for Class Y shares are expected to be somewhat higher than those of the Fund's Class A, B and C shares because Class Y shares have lower expenses. If the sales charges were reflected, returns would be less.

Bar Chart (per calendar year) -- Class Y Shares

[BAR CHART]

1999        0.7%
2000       13.0%

BEST QUARTER        4th Q '00          4.6%
WORST QUARTER       2nd Q '99         -0.9%

    The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.


Average Annual Total Returns Through December 31, 2000

SHARE CLASS                                      1 YEAR                 SINCE INCEPTION(1)
Class Y shares                                    13.00%                       7.28%
Lehman Brothers
Aggregate Bond Index(2)                           11.63%                       6.36%(3)



(1)  The Class Y shares were first offered on 3/16/98.


(2) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.


(3) Represents total returns for the period 3/31/98 to 12/31/00, to correspond with Class Y inception date.



4  The Funds

                                                          CORE FIXED INCOME FUND

FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEE TABLE


                                                             CLASS A    CLASS B(2)    CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                     4.75%       none        none         none
Maximum Deferred Sales Charge (see "Purchases")                none(1)     5.00%       1.00%(1)     none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)(4)
Management Fees (see "Management")                             0.50%       0.50%       0.50%        0.50%
Distribution and (12b-1) Service Fees(3)                       0.39%       1.00%       1.00%        0.45%
Other Expenses                                                 0.17%       0.17%       0.17%        0.17%
Total Operating Expenses                                       1.06%       1.67%       1.67%        1.12%


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions (a) of Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.


(3) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.



(4) The annual operating expenses excluding waiver and expense reductions have been restated from fiscal year amounts to reflect estimated current fees.



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                                 1 YEAR                             3 YEARS
Class A shares                               $578                                $796
Class B shares                               $670                                $826
Class C shares                               $270                                $526
Class P shares                               $114                                $356
You would have paid the following expenses if you did not redeem your shares:
Class A shares                               $578                                $796
Class B shares                               $170                                $526
Class C shares                               $170                                $526
Class P shares                               $114                                $356


[SIDENOTE]
MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.


LORD ABBETT IS CURRENTLY WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES OF THE FUND. ACCORDINGLY, THE EXPENSE RATIO OF THE FUND IS 0%. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME.


12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.



                                                                    The Funds  5

                                                STRATEGIC CORE FIXED INCOME FUND

PERFORMANCE

    The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

    The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year. Performance for Class A, B, C and P shares is not shown because those classes are new. Returns for Class Y shares are expected to be somewhat higher than those of the Fund's Class A, B and C shares because Class Y shares have lower expenses. If the sales charges were reflected, returns would be less.

Bar Chart (per calendar year) -- Class Y Shares

[BAR CHART]

1999      0.7%
2000     13.0%

BEST QUARTER         4th Q '00          4.7%
WORST QUARTER        2nd Q '99         -0.8%

    The table below shows how the average annual total returns of the Fund's Class Y shares compared to those of a broad-based securities market index.


Average Annual Total Returns Through December 31, 2000

SHARE CLASS                                      1 YEAR                 SINCE INCEPTION(1)
Class Y shares                                    13.01%                       6.72%
Lehman Brothers
Aggregate Bond Index(2)                           11.63%                       5.22%(3)


(1)  The date of inception of Class Y shares is 12/14/98.
(2) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 12/31/98 to 12/31/00, to correspond with Class Y inception date.




6  The Funds

                                                STRATEGIC CORE FIXED INCOME FUND

FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEE TABLE



                                                             CLASS A    CLASS B(2)    CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                    4.75%        none        none         none
Maximum Deferred Sales Charge (see "Purchases")               1.00%(1)     5.00%       1.00%(1)     none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)(4)
Management Fees (see "Management")                            0.50%        0.50%       0.50%        0.50%
Distribution and (12b-1) Service Fees(3)                      0.39%        1.00%       1.00%        0.45%
Other Expenses                                                0.70%        0.70%       0.70%        0.70%
Total Operating Expenses                                      1.59%        2.20%       2.20%        1.65%


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions (a) of Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.


(3) Because distribution and other fees are paid out on an ongoing basis over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.



(4) The annual operating expenses excluding waiver and expense reductions have been restated from fiscal year amounts to reflect estimated current fees.



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other Funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                                 1 YEAR                             3 YEARS
Class A shares                               $629                                $953
Class B shares                               $723                                $988
Class C shares                               $323                                $688
Class P shares                               $168                                $520
You would have paid the following expenses if you did not redeem your shares:
Class A shares                               $629                                $953
Class B shares                               $223                                $688
Class C shares                               $223                                $688
Class P shares                               $168                                $520



[SIDENOTE]
MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


LORD ABBETT IS CURRENTLY WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES OF THE FUND. ACCORDINGLY, THE EXPENSE RATIO OF THE FUND IS 0%. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME.


12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.



                                                                    The Funds  7

                                  YOUR INVESTMENT

PURCHASES


    The Fund offers in this prospectus four classes of shares: Class A, B, C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge may be added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of Class B, C and P shares, although there may be a contingent deferred sales charge ("CDSC") as described below.



    You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.



    FOR MORE INFORMATION, SEE "CAPITAL STOCK AND OTHER SECURITIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.


    We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

SHARE CLASSES

CLASS A  - normally offered with a front-end sales charge
CLASS B  - no front-end sales charge, however, a CDSC is applied to shares sold prior to the sixth anniversary of purchase
         - higher annual expenses than Class A shares
         - automatically converts to Class A shares after eight years
CLASS C  - no front-end sales charge, however, a CDSC is applied to shares sold prior to the first anniversary of purchase
         - higher annual expenses than Class A shares
CLASS P  - available to certain pension or retirement plans and pursuant to
           Mutual Fund Fee Based Program

FRONT-END SALES CHARGES - CLASS A SHARES

                                                                               TO COMPUTE
                               AS A % OF               AS A % OF             OFFERING PRICE
YOUR INVESTMENT             OFFERING PRICE          YOUR INVESTMENT          DIVIDE NAV BY
Less than $100,000               4.75%                   4.99%                   .9525
$100,000 to $249,999             3.95%                   4.11%                   .9605
$250,000 to $499,999             2.75%                   2.83%                   .9725
$500,000 to $999,999             1.95%                   1.99%                   .9805
$1,000,000 and over         No Sales Charge                                     1.0000

[SIDENOTE]

NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Company's Board.



8  Your Investment

    REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:


    - RIGHTS OF ACCUMULATION - A Purchaser may apply the value at public offering price of the shares already owned to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.


    - LETTER OF INTENTION - A Purchaser of Class A shares may purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention can be backdated 90 days. Current holdings under Rights of Accumulation may be included in a Letter of Intention.

    FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE ATTACHED APPLICATION.

    CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:
    - purchases of $1 million or more *
    - purchases by Retirement Plans with at least 100 eligible employees *
    - purchases under a Special Retirement Wrap Program *
    - purchases made with dividends and distributions on Class A shares of another Eligible Fund
    - purchases representing repayment under the loan feature of the Lord Abbett- sponsored prototype 403(b) Plan for Class A shares
    - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor
    - purchases under a Mutual Fund Fee Based Program
    - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

    - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions. These categories of purchasers also include family members of such purchasers.


    SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASERS WHO QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

    *  THESE CATEGORIES MAY BE SUBJECT TO A CDSC.


    CLASS A SHARE CDSC. If you buy Class A shares under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares within 24 months after the month in which you initially purchased those shares, the Fund normally will collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.


    The Class A share CDSC generally will be waived for the following conditions:

    - benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)


    - redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program


[SIDENOTE]
RETIREMENT PLANS include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:
- Traditional, Rollover, Roth and Education IRAs
- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts
- Defined Contribution Plans


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


BENEFIT PAYMENT DOCUMENTATION (Class A CDSC only)
- under $50,000 - no documentation necessary
- Over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening your Account."


                                                              Your Investment  9

CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:


CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES

ANNIVERSARY(1) OF THE DAY ON                  CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                      ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                  SUBJECT TO CHARGE)
On                               Before
                                   1st                     5.0%
1st                                2nd                     4.0%
2nd                                3rd                     3.0%
3rd                                4th                     3.0%
4th                                5th                     2.0%
5th                                6th                     1.0%
on or after the 6th(2)                                     None


(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.


(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

    The Class B share CDSC generally will be waived under the following circumstances:

    - benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans
    - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts
    - death of the shareholder
    - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

    SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" BELOW FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.


    CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares. The CDSC will be remitted to either Lord Abbett Distributor or the fund involved in the original purchase, depending on which entity originally paid the sales compensation to your dealer.


    CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.

SALES COMPENSATION


    As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service their shareholder accounts.


[SIDENOTE]
CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:
1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)
2. shares held for six years or more (Class B) or two years or more after the month of purchases (Class A) or one year or more (Class C)
3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C).


10  Your Investment

    Sales compensation originates from two sources, as shown in the table "Fees and Expenses:" sales charges which are paid directly by shareholders; and 12b-1 distribution fees that are paid out of the Fund's net assets. Service compensation originates from 12b-1 service fees. Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The total 12b-1 fees payable for each share class for the current calendar year are estimated at .39% for Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases), 1.00% of Class B and C shares, and .45% of Class P shares. For the fiscal period ended November 30, 2000, Lord Abbett Distributor waived its 12b-1 fees for Core Fixed Income and Strategic Core Fixed Income Funds. The Rule 12b-1 Plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.


    We may pay Additional Concessions to Authorized Institutions from time to time.

    SALES ACTIVITIES. We may use 12b-1 distribution fees to pay AUTHORIZED INSTITUTIONS to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities which are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.


    SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


OPENING YOUR ACCOUNT

    MINIMUM INITIAL INVESTMENT
    -  Regular Account                                                $1,000
    -  Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code                     $250
    -  Uniform Gift to Minor Account                                    $250
    -  Invest-A-Matic                                                   $250


    For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.


    You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it

[SIDENOTE]


12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.



EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Funds and raise expenses. Accordingly, the Funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases", the Funds reserve the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Fund.



                                                             Your Investment  11
    to the Funds at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

    NAME OF THE FUND
    P.O. Box 219100
    Kansas City, MO 64121


    PROPER FORM. An order submitted directly to the Funds must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Funds or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Funds at 800-821-5129.



    BY EXCHANGE. Telephone the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.


REDEMPTIONS


    Redemptions of Fund shares are executed at the NAV next determined after the Funds receive your order in proper form.


    BY BROKER. Call your investment professional for instructions on how to redeem your shares.

    BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Funds at 800-821-5129.

    BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

    Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

    Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

    To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."

DISTRIBUTIONS AND TAXES


    Each Fund expects to pay its shareholders dividends from its net investment income and distribute its net capital gains (if any) as "capital gains distributions" on an annual basis.



    Distributions will be reinvested in your Fund unless you instruct the Fund to pay them to you in cash. Effective June 1, 2001 with respect to distributions payable on or after November 1, 2000 on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000 and



[SIDENOTE]
    SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in the Funds' best interest to do so.

    ELIGIBLE GUARANTOR is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.


12  Your Investment
    remaining outstanding as of June 1, 2001 will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed, before they are reinvested, or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments.



    For federal income tax purposes, each Fund's distribution of investment income and short-term capital gain is taxable to you as ordinary income. Distributions from the Fund's net long-term capital gains are taxable as long-term capital gains in the year of receipt.



    The tax status of distributions, including net long-term capital gains, is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.



    Except in tax advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.



    If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.



    Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.


SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

    Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

FOR INVESTING


INVEST-A-MATIC       You can make fixed, periodic investments ($50 minimum) into
(Dollar-cost         your Fund account by means of automatic money transfers
averaging)           from your bank checking account. See the attached
                     application for instructions.



DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).


FOR SELLING SHARES


SYSTEMATIC           You may make regular withdrawals from most Lord Abbett
WITHDRAWAL           Funds. Automatic cash withdrawals will be paid to you from
PLAN ("SWP")         your account in fixed or variable amounts. To establish a
                     plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum.
                     Your shares must be in non-certificate form.


CLASS B SHARES       The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND          Redemption proceeds due to a SWP for Class B and Class C
C SHARES             shares will be redeemed in the order described under "CDSC"
                     under "Purchases."


[SIDENOTE]
TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


                                                             Your Investment  13

OTHER SERVICES

    TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.


    EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any Fund into which you are exchanging.



    REINVESTMENT PRIVILEGE. If you sell shares of the Funds, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.


    ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


    HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Funds.


    ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.


    SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


MANAGEMENT


    The Funds' investment adviser is Lord, Abbett & Co., which is located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.



    Each Fund pays Lord Abbett a monthly fee based on average daily net assets for each month at an annual rate of .50 of 1%. For the fiscal year ended November 30, 2000, Lord Abbett waived its management fee for Core Fixed Income Fund and Strategic Core Fixed Income Fund. In addition, each Fund pays all expenses not expressly assumed by Lord Abbett.



    INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. Robert I. Gerber, Partner of Lord Abbett heads the team, the other senior members include Walter H. Prahl and Robert A. Lee. Mr. Gerber joined Lord Abbett in July 1997 as Director of Taxable Fixed Income. Before joining Lord Abbett, Mr. Gerber served as a Senior Portfolio Manager at Sanford C. Bernstein & Co., Inc. since 1992. Mr. Prahl joined Lord Abbett in 1997 as Director of Quantitative Research, Taxable Fixed Income. Before joining Lord Abbett, Mr. Prahl served as a Fixed Income Research Analyst at Sanford C. Bernstein & Co., Inc. since 1994. Mr. Lee joined Lord Abbett in 1997 as a Fixed Income Portfolio Manager; prior to that he served as a Portfolio Manager at ARM Capital Advisors since 1995 and an Assistant Portfolio Manager at Kidder Peabody Asset Management from 1993.



14  Your Investment

                                                            FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

    This section describes some of the investment techniques that might be used by each Fund and their risks.


    ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect exchanges in security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, stripped securities, currency exchange contracts, swap agreements, short sales of securities, indexed securities and rights and warrants. Each Fund may use these transactions to change the risk and return characteristics of each Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.



    FOREIGN CURRENCY TRANSACTIONS. The Strategic Core Fixed Income Fund may use currency forwards and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. If price movements are favorable to U.S. investors such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. The Fund generally will not enter into a forward contract with a term greater than one year. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Although such contracts will be used primarily to attempt to protect the Fund from adverse currency movements, their use involves the risk Lord Abbett will not accurately predict currency movements, and the Fund's return could be reduced as a result.



    FOREIGN SECURITIES. The Funds may invest in foreign securities and Strategic Core Fixed Income Fund may invest up to 20% of its net assets in foreign securities which are primarily traded outside the United States. Foreign markets may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.



    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may enter into financial futures contracts and related options transactions for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified financial instrument at a specific future date and price on an exchange or in over the counter market ("OTC"). Each Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC- regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of


                                                        For More Information  15
    the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


    OPTIONS TRANSACTIONS. Each Fund may purchase and write put and call options on securities and indices that are traded on national securities exchanges. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may only sell (write) covered call options having an aggregate market value of less than 25% of its total assets.



    RISKS OF FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. Each Fund's transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if Lord Abbett is incorrect in its expectation of fluctuations in securities prices. In addition, the loss that may be incurred by the Funds in entering into futures contracts and in writing call options is potentially unlimited and may exceed the amount of the premium received.



    HIGH YIELD DEBT SECURITIES. The Strategic Core Fixed Income Fund may invest in high yield debt securities. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.



    INVESTMENT GRADE DEBT SECURITIES. Each Fund may invest in investment grade debt securities. Investment grade debt securities are debt securities which are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be equivalent in quality.



16  For More Information

GLOSSARY OF SHADED TERMS


    ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional con- cession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

    In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored Funds.

    AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.


    ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund except for
    (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Series Fund; (3) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett Family of Funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.



    ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.



    LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.



    To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the President of the Corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).


    MUTUAL FUND FEE BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributors, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular

[SIDENOTE]

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of the estate -

  ROBERT A. DOE
  EXECUTOR OF THE ESTATE OF
  JOHN W. DOE

  [Date]

  [GRAPHIC]

- In the case of the corporation -
  ABC Corporation
  MARY B. DOE

  By Mary B. Doe, President

  [Date]

  [GRAPHIC]



                                                        For More Information  17
    investment products made available for a fee to clients of such entities, or
    (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

    PURCHASER. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

    SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant- directed Retirement Plans.

RECENT PERFORMANCE


    The following is a discussion of performance for the twelve months ending November 30, 2000.



    For the period under review, both the Core Fixed Income Series and the Strategic Core Fixed Income Series generated positive performance, the Class Y shares were up 10.06% and 10.14%, respectively, outperforming their benchmark, the Lehman Aggregate Bond Index, which was up 9.07%. The Funds' outperformance largely reflected an emphasis on straight debt securities issued by agencies of the Federal government, such as Fannie Mae 5- and 10-year securities, whose yields were more attractive relative to those offered by Treasury securities. Performance also benefited from a shift away from the more volatile mortgage-related debt securities, particularly in the 30-year maturity where prepayment risks were increasing. Overall, these decisions reduced the Funds' exposure to interest rate volatility and enhanced performance.



    Within the Strategic Core portfolio, attractive investment opportunities also were found among select high yield debt securities. Exposure to the corporate sector, however, was reduced near period-end, as evidence of a slowing U.S. economy raised concerns about the impact on corporate profits, particularly in the telecom and cable industries where debt payment obligations could become burdensome. Participation in emerging market debt securities was also lowered at period-end.



    Following an extended period of interest rate hikes by the U.S. Federal Reserve Board (the Fed), the U.S. economy appeared less vibrant by period-end, generating hope that the Fed would lower short-term interest rates in an effort to avoid a recession. We continue to monitor the Funds' interest rate exposure, which was neutral to the market with a five-year average duration at period-end.



18  For More Information

                                                          CORE FIXED INCOME FUND

                            FINANCIAL INFORMATION


FINANCIAL HIGHLIGHTS



    This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                                               Period Ended November 30,
                                                             -------------------------------------------------------------
                                                             Class A           Class B            Class C          Class P
                                                             -------           -------            -------          -------
Per Share Operating Performance:                             2000(c)           2000(c)            2000(c)          2000(c)
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.55            $10.55             $10.55           $10.55
INVESTMENT OPERATIONS

 Net investment income                                          .18(d)(e)         .18(d)(e)          .18(d)(e)        .18(d)(e)
 Net realized and unrealized
  gain on investments and futures contracts                     .18(e)            .18(e)             .18(e)           .18(e)
TOTAL FROM INVESTMENT OPERATIONS                                .36               .36                .36              .36
NET ASSET VALUE, END OF PERIOD                               $10.91            $10.91             $10.91           $10.91
TOTAL RETURN(a)                                                3.41%(b)          3.41%(b)           3.41%(b)         3.41%(b)
RATIOS TO AVERAGE NET ASSETS

 Expenses, including waiver and expense reductions              .00%(b)           .00%(b)            .00%(b)          .00%(b)
 Expenses, excluding waiver and expense reductions              .16%(b)           .16%(b)            .16%(b)          .16%(b)
 Net investment income                                         1.67%(b)(e)       1.67%(b)(e)        1.67%(b)(e)      1.67%(b)(e)



                                                                                           Period Ended November 30,
                                                                                  ------------------------------------------
SUPPLEMENTAL DATA:                                                                 2000               1999           1998(f)
Net assets, end of period (000)                                                   $9,374             $8,713          $4,694
PORTFOLIO TURNOVER RATE                                                           595.00%            412.77%         411.03%

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b) Not annualized.
(c) From August 31, 2000 (commencement of offering class shares).
(d) Calculated using average shares outstanding during the period.
(e) Includes impact of amortization of premium.
(f) From December 10, 1997 (commencement of investment operations). The Fund first became available to the public on March 16, 1998.



                                                       Financial Information  19

                                                          CORE FIXED INCOME FUND


LINE GRAPH COMPARISON


    Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Lehman Brothers Aggregate Bond Index, assuming reinvestment of all dividends and distributions.

Past performance is no guarantee of future results.

[LINE CHART]

                       The Fund         Lehman Brothers
                    (Class Y share)     Aggregate Bond
                   at net asset value     Index(1)
    3/16/98              $10,000           $10,000
   10/31/98              $10,605           $10,670
   10/31/99              $10,787           $10,666
   11/30/00              $11,906           $11,632
Fiscal Year-end 11/30


             Average Annual Total Return At Maximum Applicable
          Sales Charges For The Periods Ending November 30, 2000



                                    1 YEAR                LIFE(2)
Class Y(3)                           10.06%                6.65%


(1) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.


(2) The Class Y shares were first offered on 3/16/98. The Fund's assets were substantially invested on 3/31/98, in accordance with its investment objective strategies and policies, therefore, performance is calculated as of that date.



(3) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the periods shown ending November 30, 2000 using the SEC-required uniform method to compute total return. Because Class A, B, C and P shares have less than one year of performance the total returns shown are for Class Y shares. Returns for Class A, B, C and P share are expected to be somewhat lower than those of Class Y shares because Class A, B, C and P shares have higher expenses.


20  Financial Information

                                                STRATEGIC CORE FIXED INCOME FUND


FINANCIAL HIGHLIGHTS



    This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the period ended November 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the period ended November 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                                                 Period Ended November 30,
                                                             -----------------------------------------------------------------
                                                             Class A Shares   Class B Shares   Class C Shares   Class P Shares
                                                             --------------   --------------   --------------   --------------
Per Share Operating Performance:                                 2000(c)          2000(c)          2000(c)          2000(c)
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.12            $10.12           $10.12          $10.12
INVESTMENT OPERATIONS

 Net investment income                                            .17(d)(e)        .17(d)(e)        .17(d)(e)       .17(d)(e)
 Net realized and unrealized gain on investments
   and futures contracts                                          .14(e)           .15(e)           .15(e)          .14(e)

TOTAL FROM INVESTMENT OPERATIONS                                  .31              .32              .32             .31
NET ASSET VALUE, END OF PERIOD                                 $10.43           $10.44           $10.44          $10.43
TOTAL RETURN(a)                                                  3.06%(b)         3.16%(b)         3.16%(b)        3.06%(b)
RATIOS TO AVERAGE NET ASSETS

 Expenses, including waiver and expense reductions                .00%(b)          .00%(b)          .00%(b)         .00%(b)
 Expenses, excluding waiver and expense reductions                .42%(b)          .42%(b)          .42%(b)         .42%(b)
 Net investment income                                           1.68%(b)(e)      1.68%(b)(e)      1.68%(b)(e)     1.68%(b)(e)



                                                                                                    Period Ended November 30,
                                                                                                    -------------------------
SUPPLEMENTAL DATA:                                                                                    2000           1999(f)
NET ASSETS, END OF PERIOD (000)                                                                      $2,395          $2,103
PORTFOLIO TURNOVER RATE                                                                              562.50%         415.82%

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b) Not annualized.
(c) From August 31, 2000 (commencement of offering of class shares).
(d) Calculated using average shares outstanding during the period.
(e) Includes impact of amortization of premium.
(f) From December 14, 1998 (commencement of investment operations).



                                                       Financial Information  21

                                                STRATEGIC CORE FIXED INCOME FUND

LINE GRAPH COMPARISON

    Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Lehman Brothers Aggregate Bond Index, assuming reinvestment of all dividends and distributions.

Past performance is no guarantee of future results.

                        The Fund          Lehman Brothers
                    (Class Y share)       Aggregate Bond
                   at net asset value        Index(1)
   12/14/98              $10,000             $10,000
   11/30/99              $10,130              $9,966
   11/30/00              $11,157             $10,869
Fiscal Year-end 11/30


             Average Annual Total Return At Maximum Applicable
          Sales Charges For The Periods Ending November 30, 2000

                    1 YEAR                  LIFE(2)
Class Y(3)          10.14%                   5.73%


(1) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.
(2) The inception date for the Class Y is 12/14/98.

(3) This shows total return which is the percent change in net asset value, with all dividends and distributions reinvested for the periods shown ending November 30, 2000 using the SEC-required uniform method to compute total return. Because Class A, B, C and P shares have less than one year of performance the total returns shown are for Class Y shares. Returns for Class A, B, C and P share are expected to be somewhat lower than those of Class Y shares because Class A, B, C and P shares have higher expenses.




22  Financial Information

COMPENSATION FOR YOUR DEALER

                             FIRST YEAR COMPENSATION

                                        Front-end
                                        sales charge           Dealer's
                                        paid by investors      concession             Service fee(1)          Total compensation(2)
Class A investments                     (% of offering price)  (% of offering price)  (% of net investment)   (% of offering price)
Less than $100,000                      4.75%                  4.00%                  0.25%                   4.24%

$100,000 - $249,999                     3.95%                  3.25%                  0.25%                   3.49%

$250,000 - $499,999                     2.75%                  2.25%                  0.25%                   2.49%

$500,000 - $999,999                     1.95%                  1.75%                  0.25%                   1.99%

$1 million or more(3) or Retirement Plan - 100 or more eligible employees(3) or Special Retirement Wrap Program(3)

First $5 million               no front-end sales charge       1.00%                  0.25%                   1.25%

Next $5 million above that     no front-end sales charge       0.55%                  0.25%                   0.80%

Next $40 million above that    no front-end sales charge       0.50%                  0.25%                   0.75%

Over $50 million               no front-end sales charge       0.25%                  0.25%                   0.50%


Class B investments(4)                                           Paid at time of sale (% of net asset value)

All amounts                    no front-end sales charge       3.75%                  0.25%                   4.00%

Class C investments(4)

All amounts                    no front-end sales charge       0.75%                  0.25%                   1.00%

Class P investments                                              Percentage of average net assets

All amounts                    no front-end sales charge       0.25%                  0.20%                   0.45%

                      ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments                                              Percentage of average net assets(5)
All amounts                    no front-end sales charge       none                   0.25%                   0.25%

Class B investments(4)

All amounts                    no front-end sales charge       none                   0.25%                   0.25%

Class C investments(4)

All amounts                    no front-end sales charge       0.65%                  0.25%                   0.90%

Class P investments

All amounts                    no front-end sales charge       0.25%                  0.20%                   0.45%

(1) The service fee for Class A shares is paid quarterly and for Class A shares may not exceed 0.15% if sold prior to September 1, 1985. The first year's service fee on Class B and C shares is paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and Letters of Intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded. Certain purchases of Class A shares are subject to a CDSC.

(4) Class B and C shares are subject to CDSCs.

(5) With respect to Class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. These fees are paid quarterly in arrears. In the case of Class C shares for fixed-income Funds, such as U.S. Government Securities Fund, 0.10% of the average net asset value of such shares is retained by Lord Abbett Distributor, thus reducing from 0.75% to 0.65% after the first year. Lord, Abbett & Co. uses 0.10% for expenses primarily intended to result in the sale of such Funds' shares.


                                                       Financial Information  23

ADDITIONAL INFORMATION


More information on each Fund is available free upon request, including the following:


ANNUAL/SEMI-ANNUAL REPORT


Describes each Fund, lists portfolio holdings, and contains a letter from the Fund's manager discussing recent market conditions and each Fund's investment strategies.


STATEMENT OF ADDITIONAL INFORMATION ("SAI")


Provides more details about each Fund and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).



    Lord Abbett Investment Trust -
          Core Fixed Income Series                                  LACORE-1-800
          Strategic Core Fixed Income Series                              (4/01)


SEC FILE NUMBER: 811-7988

[SIDENOTE]
TO OBTAIN INFORMATION


BY TELEPHONE.  Call each Fund at: 888-522-2388



BY MAIL.  Write to each Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973


VIA THE INTERNET.
LORD, ABBETT & CO.

www.LordAbbett.com



Text only versions of Fund documents can be viewed online or downloaded from the SEC:
www.sec.gov


You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.


[LORD ABBETT LOGO]
Investment Management
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

 Lord Abbett Mutual Fund shares are distributed by:
          LORD ABBETT DISTRIBUTOR LLC
 90 Hudson Street - Jersey City, New Jersey 07302-3973

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                APRIL 1, 2001

                          LORD ABBETT INVESTMENT TRUST
                             CORE FIXED INCOME FUND
                        STRATEGIC CORE FIXED INCOME FUND

--------------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated April 1, 2001.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


         TABLE OF CONTENTS                                                  Page
         1.       Fund History                                               2
         2.       Investment Policies                                        2
         3.       Management of the Funds                                   12
         4.       Control Persons and Principal Holders of Securities       16
         5.       Investment Advisory and Other Services                    16
         6.       Brokerage Allocation and Other Practices                  17
         7.       Capital Stock and Other Securities                        18
         8.       Purchases, Redemptions and Pricing                        23
         9.       Taxation of the Funds                                     26
         10.      Underwriter                                               27
         11.      Performance                                               27
         12.      Financial Statements                                      28

                                       1.
                                  FUND HISTORY

Lord Abbett Investment Trust (the "Trust") was organized as a Delaware business trust on August 16, 1993. The Trust has six funds, two of which are discussed in this Statement of Additional Information: the Core Fixed Income Series ("Core Fixed Income Fund") and the Strategic Core Fixed Income Series ("Strategic Core Fixed Income Fund") (each a "Fund"). These Funds are diversified open-end investment management companies registered under the Investment Company Act of 1940, as amended (the "Act"). Each Fund has five classes of shares (A, B, C, P, and Y), but only four classes of shares (A, B, C, and P) are offered in this Statement of Additional Information.


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following investment restrictions, which cannot be changed without the approval of a majority of its outstanding shares.

Each Fund may not:

    (1) borrow money (except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law);

    (2) pledge its assets (other than to secure such borrowings or to the extent permitted by each Fund's investment policies as permitted by applicable law);

    (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

    (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

    (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering - as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

    (6) with respect to 75% of the gross assets, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

    (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding (i) securities of the U.S. Government, its agencies and instrumentalities and (ii) mortgage-backed securities); and

    (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions in this Section will be determined at the time of purchase or sale of the portfolio investment.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

    (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes;

    (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

    (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 deemed to be liquid by the Board of Trustees;

    (4) invest in securities of other investment companies, except as permitted by applicable law;

    (5) hold securities of any issuer if more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Fund's officers or directors or by one or more partners or members of each Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

    (6) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

    (7) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

    (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time; or

    (9) buy from or sell to any of the Fund's officers, directors, employees, or each Fund's investment adviser or any of the investment adviser's officers, directors, partners or employees, any securities other than shares of beneficial interest in the Fund.

As discussed below, each Fund may purchase securities on a when-issued basis with settlement taking place after the purchase date (without amortizing any premiums). If the Funds use this investment technique, it is expected to contribute significantly to the portfolio turnover rates. However, it will have little or no transaction cost or adverse tax consequences. Transaction costs normally will exclude brokerage commissions because each Fund's fixed-income portfolio transactions are usually on a principal basis and any markups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase or no purchase will be made. Generally, short-term losses on short-term U.S. government securities purchased under this investment technique tend to offset any short-term gains due to such high portfolio turnover.

PORTFOLIO TURNOVER RATE. For the year ended November 30, 2000, the portfolio turnover rate for Core Fixed Income Fund and Strategic Core Fund were 595% and 562.50%, respectively.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS INVESTMENTS AND TECHNIQUES. The following sections provide information on certain types of investments and investment techniques that may be used by the Funds, including their associated risks. While some of these techniques involve risk when utilized independently, each Fund intends to use them to reduce risk and volatility in its portfolio.


FOREIGN CURRENCY OPTIONS. The Strategic Core Fixed Income Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.


Transaction costs may be higher because the quantities of currencies underlying option contracts that the Firm enters represent odd lots in a market dominated by transactions between banks.


There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.


The Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.


Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it had purchased in order to realize any profit.


FOREIGN SECURITIES. The Funds may invest in foreign securities and Strategic Core Fixed Income Fund may invest up to 20% of its net assets in foreign securities which are primarily traded outside the United States. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.

Brokerage commissions, custodial services, and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile then securities of comparable domestic issuers. Each Fund may hold foreign securities that trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments which could affect investments in those countries.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund is authorized to engage in futures and options on futures transactions in accordance with its investment objective and policies.


Futures contracts are standardized exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The required initial margin is set by the exchange on which the contract is traded although the broker can require an increased amount. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract or option fluctuates.


Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Funds may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


Futures contracts and options on futures contracts present the following risks:


    - While a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures or related options transaction.


    - Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.


    - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.


    - Futures markets are highly volatile and the use of futures may increase the volatility of each Fund's NAV.

    - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.


    - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Strategic Core Fixed Income Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward contracts or foreign currency exchange rates.


The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.


The Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Fund believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.


The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.


At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.


The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of the Fund's total assets. The Funds' loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means in an amount at least equal to the market value of the loaned securities. From time to time, each Fund may pay a part of the interest received with respect to the investment of collateral to the borrower and/or a third party that is not affiliated with the fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a fund .


By lending portfolio securities, each Fund can increase its income by continuing to receive income on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. government securities, or obtaining yield in the form of interest paid by the borrower when such U.S. government securities or other forms of non-cash collateral are used as security. Each Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Fund may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if the Fund has knowledge of a material event adversely affecting the investment in the loaned securities, the Fund must terminate the loan and regain the right to vote the securities. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.


REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer), and the seller commits to repurchase that security, at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. (In this type of transaction, the securities purchased by a Fund must have a total value in excess of the value of the repurchase agreement.) Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Funds to keep all of their assets at work while retaining flexibility in pursuit of investments of a longer term nature.


The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to provide additional collateral or to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Management intends to limit repurchase agreements for the funds to transactions with dealers and financial institutions believed to present minimal credit risks. Management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.


Each Fund will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which a fund otherwise may invest.


WHEN-ISSUED TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by a Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value of fixed-income when-issued securities. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund generally has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstance will settlement for such securities take place more than 120 days after the purchase date.


AVERAGE DURATION. Each Fund will maintain a duration within two years of the bond market's duration as measured by the Lehman Aggregate Bond Index. Currently this index has a duration of approximately five years.


Some of the securities in each Fund's portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, each Fund will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.


Instruments such as GNMA, FNMA, FHLMC securities, and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have shorter duration than would be implied by their stated final maturity. For purposes of determining each Fund's average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.


MORTGAGE DOLLAR ROLLS. The Funds may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls depend upon the Funds' ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The use of mortgage dollar rolls significantly increases the Funds' portfolio turnover.


MORTGAGE-RELATED SECURITIES. The Funds invest in various types of mortgage-related securities. These securities may include securities of the following types.


Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.


U.S. Government Agency Mortgage-Backed Securities are obligations issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.


Ginnie Mae Certificates are certificates issued by Ginnie Mae, a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.


Fannie Mae Certificates are certificates issued by Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.


Freddie Mac Certificates are certificates issued by Freddie Mac, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended ("FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans ("Freddie Mac Certificates") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.


Farmer Mac Certificates are certificates issued by Farmer Mac, a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac Certificates are not supported by the full faith and credit of the U.S. government; rather, Farmer Mac may borrow from the U.S. Treasury to meet its guaranty obligations.


As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.


Fixed rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.


Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).


Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.


Collateralized Mortgage Obligations (CMOs) are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) issued to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.


In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.


Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.


The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.


U.S. Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.


Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.


Privately Issued Mortgage-Backed Certificates are pass-through certificates issued by non-governmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment.


Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment adviser determines that the securities meet the Fund's quality standards.


Stripped Mortgage-Backed Securities are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.


The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.


Adjustable Rate Mortgage Securities ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.


The interest rates paid on the mortgages underlying ARM securities are reset at regular intervals by adding an interest rate margin to a specified interest rate index. There are three main categories of indices: those based on U.S. Treasury securities such as the constant maturity treasury rate ("CMT"); those derived from a calculated measure such as a cost of Funds index ("COFI") or a moving average of mortgage rates; and those based on certain actively traded or prominent short-term rates such as the London Interbank Offered Rate ("LIBOR"). Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in interest rate levels. Others, such as COFI, tend to lag behind changes in market rate levels but reset monthly, thus tending to be somewhat less volatile. Such a delay in adjusting to changes in interest rates may cause securities owned by the Fund to increase or decrease in value, particularly during periods between interest adjustment dates.


ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, respectively, each adjustment period and over the life of the loan. Interest rate caps on ARM securities may cause them to decrease in value in an increasing interest rate environment. Such caps may also prevent their income from increasing to levels commensurate with prevailing interest rates.


Conversely, interest rate floors on ARM securities may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by the acceleration of prepayments.


Mortgage securities generally have a maximum maturity of up to 30 years. However due to the adjustable rate feature of ARM securities, their prices are considered to have volatility characteristics which approximate the average period of time until the next adjustment of the interest rate. As a result, the principal volatility of ARM securities may be more comparable to short- and intermediate-term securities than to longer term fixed rate mortgage securities. Prepayments however, will increase their principal volatility. See also the discussion of Mortgage-Backed Securities.


The Funds expect that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment adviser will, consistent with the Fund's objective, policies and quality standards, consider making investments in such new types of securities.


REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose a Fund to credit risk (that is, the risk that the counterparty will fail to resell the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. A Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.


SHORT SALES. Each Fund may make short sales of securities or maintain a short postion, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further considereation, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against the box. A short sale is against the box to the extent that the Fund contemporraneously owns or has the right to obtain at no added cost securities identical to those sold short.


U.S. GOVERNMENT SECURITIES. U.S. government securities are obligations issued or guaranteed by the U.S. governments, its agencies or instrumentalties.


PRINCIPAL ONLY AND INTEREST ONLY FIXED INCOME INVESTMENTS. The Funds may invest in fixed income securities that are "stripped."
That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as "P/O") and the other which receives some or all of the interest (and is known as an "I/O"). P/Os and I/Os are generally referred to as "derivative investments."


The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying loans. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying loads are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid loads. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.


The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.


Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid." If a Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment policy limiting investments in illiquid securities to 15% of the Fund's assets.


                           3. MANAGEMENT OF THE FUNDS

The Board of Trustees of the Trust is responsible for the management of the business and affairs of each Fund.

The following Trustee is the managing partner of Lord Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director or trustee of twelve other Lord Abbett-sponsored funds.

* ROBERT S. DOW, Chairman and President, Age 56
* Mr. Dow is an "interested person" as defined in the Act.

The following outside Trustees are also directors or trustees of twelve other Lord Abbett-sponsored funds.

E. THAYER BIGELOW, TRUSTEE
Bigelow Media LLC
717 Fifth Avenue, 26th Floor
New York, New York


Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998-2000); Acting Chief Executive Officer of Courtroom Television Network (1997-1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.

WILLIAM H. T. BUSH, TRUSTEE
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

ROBERT B. CALHOUN, JR., TRUSTEE
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Currently serves as director of Avondale, Inc., and Interstate Bakeries Corp. Age 58.

STEWART S. DIXON, TRUSTEE
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1967). Age 70

FRANKLIN W. HOBBS, TRUSTEE
720 Park Avenue, # 8B
New York, New York


Chairman of Warburg Dillon Read (1999-2000); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997-1999); and Chief Executive Officer of Dillon, Read & Co. (1994-1997). Age 53.

C. ALAN MACDONALD, TRUSTEE
415 Round Hill Road
Greenwich, Connecticut

President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Group Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, J.B. Williams, Co., Inc., and Samco Fund, Inc. Samco Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President, and the managing partner of Lord Abbett. Age 67.

THOMAS J. NEFF, TRUSTEE

Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. and Exult, Inc. Age 63.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Trust and for all Lord Abbett sponsored funds.

The second column of the following table sets forth the compensation accrued by the Funds for outside directors/trustees. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the Funds' retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.


                                  FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2000

                                                     Equity-Based               For Year Ended
                                                     Retirement Benefits        December 31, 2000
                                                     Accrued by the             Total Compensation
                           Aggregate                 Trust and                  Paid by the Fund and
                           Compensation              Twelve Other Lord          Twelve Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
Name of Director           the Funds(1)              Funds(2)                   Funds(3)
----------------           ------------              -------------------        --------------------
E. Thayer Bigelow          $30                       $17,622                    $ 60,000
William H. T. Bush         $30                       $15,846                    $ 60,500
Robert B. Calhoun, Jr.     $30                       $12,276                    $ 61,000
Stewart S. Dixon           $31                       $32,420                    $ 62,900
Franklin W. Hobbs*         none                      none                       none
C. Alan MacDonald          $30                       $26,763                    $ 59,500
Thomas J. Neff             $31                       $20,313                    $ 61,200


*Elected effective December 14, 2000.


   1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fee payable by the Trust to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity based plan") that deems the deferred amounts to be invested in shares of each Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee received an additional annual $25,000 retainer, the full amount of which must be deferred under the equity-based plan. The amounts ultimately received by the directors/trustees under the equity -based plan will be directly linked to the investment performance of the Funds.


   The amounts of the aggregate compensation payable by the Core and Strategic Core Funds as of November 30, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $48; Mr. Bush, $7; Mr. Calhoun, $46; Mr. Dixon, $0; Mr. Hobbs, $0; Mr. MacDonald, $0; and Mr. Neff, $42.


2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 2000.

3. This column shows aggregate compensation, including directors/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.


                -----------------------------------------------

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years, of the following Messrs. Brown, Carper, Gerber, Hilstad, Hudson, Morris, Salzmann, Towle and Ms. Binstock are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

EXECUTIVE VICE PRESIDENT:
Zane E. Brown, age 49


Christopher J. Towle, age 43


Robert I. Gerber, age 46 (with Lord Abbett since 1997, formerly Senior Portfolio manager at Sanford C. Bernstein & Co. from 1992-1997)


Robert G. Morris, age 56


VICE PRESIDENTS:
Paul A. Hilstad, age 58, Vice President and Secretary


Thomas J. Baade, age 36 (with Lord Abbett since 1998, formerly a credit analyst with Greenwich Street Advisors)


Joan A. Binstock, age 47 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)


Daniel E. Carper, age 49


Michael S. Goldstein, age 32 (with Lord Abbett since 1997, formerly involved in Fixed Income trading and analysis at Credit Suisse Asset Management Associates)


W. Thomas Hudson, Jr., age 59


Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997)


Robert A. Lee, age 29 (with Lord Abbett since 1997 - formerly Portfolio Manager at Arm Capital Advisors from 1995 - 1997; prior thereto Assistant Portfolio Manager at Kidder Peabody Asset Management from 1993 - 1995)


A. Edward Oberhaus III, age 41


Walter H. Prahl, age 41 (with Lord Abbett since 1997, formerly Quantitative Analyst at Sanford C. Bernstein & Co. from 1994-1997)


Tracie E. Richter, age 33 (with Lord Abbett since 1999, formerly Vice President-Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs)


Eli M. Salzmann, age 37 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America Capital from 1991 to 1997, prior thereto Vice President of Michael Hutchins Asset Management)

Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998)


Richard S. Szaro, age 57


TREASURER
Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997)

CODE OF ETHICS:
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees, with limited exception, obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett sponsored fund or Lord, Abbett managed account considers a trade or trader in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of March 20, 2001, Core Fixed Income Fund's officers and trustees, as a group, owned approximately 92% of the Fund's outstanding Class A shares. Additionally, as of March 20, 2001, the ownership interest of Core Fund's outstanding Class B, C, and P shares was: 89.23% for each class of shares. This represents the initial investment for these classes of shares. It is anticipated that over time this percentage of ownership will decrease. As of March 20, 2001, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, there were no record holders of 5% or more of the Fund's outstanding shares.


As of March 20, 2001, Strategic Core Fund's officers and trustees, as a group, owned approximately 100% of the Fund's outstanding Class A shares. Additionally, as of March 20, 2001, the ownership interest of Strategic Core Fund's outstanding Class B, C, and P shares was: 89,22% for each class of shares. This represents the initial investment for these classes of shares. It is anticipated that over time this percentage of ownership will decrease. As of March 20, 2001, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, there were no record holders of 5% or more of the Fund's outstanding shares.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or trustees of the Fund: Joan A. Binstock, Daniel E. Carper, Robert
S. Dow, Robert I. Gerber, Paul A. Hilstad, W. Thomas Hudson, Jr., Robert G. Morris, Eli M. Salzmann and Christopher J. Towle. The other general partners are: Stephen I. Allen, Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Stephen J. McGruder, Michael B. McLaughlin, Robert J. Noelke, and R. Mark Pennington. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement, between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1%. These fees are allocated among Class A, B, C and P shares based on the classes' proportionate share of each Fund's average daily net assets.

Each Fund pays all of its expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a portion of its management fees and may assume other expenses of each Fund.

Lord Abbett was entitled to a management fee for Core Fixed Income Fund for the fiscal year ended November 30, 2000, 1999 and 1998 of $44,100, $39,615 and $21,264, respectively. Lord Abbett waived all of its management fee for the fiscal year ended November 30, 2000.


Lord Abbett was entitled to a management fee for Strategic Core Fixed Income Fund for the fiscal year ended November 30, 2000 and for the period December 14, 1998 to November 30, 1999 of $10,982 and $10,023, respectively. Lord Abbett waived all of its management fee for the fiscal year ended to November 30, 2000.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN
The Bank of New York ("BNY"), 1 Wall Street, New York, New York 10286, is each Fund's custodian.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of each Fund and must be approved at least annually by the Fund's Board of Trustees to continue in such capacity. Deloitte & Touche LLP performs audit services for each Fund, including the examination of financial statements included in the Funds' Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all our portfolio transactions, which means that each Fund seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and any brokerage commissions and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds generally pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders do the trading as well for other accounts, investment companies and other investment clients, managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund.

Such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best execution, preference may be given to brokers who have sold shares of a Fund or who have provided investment research, statistical, or other related services to each Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as Lord Abbett-sponsored fund does.

For the fiscal years ended November 31, 2000 and 1999, the Core Fixed Income Fund and Strategic Core Fixed Income Fund paid no commissions to independent brokers.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. Each Fund offers Class A, B, C, or P as described in the Prospectus. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidations, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or fund affected by such matter. Rule 18f-2 further provides that a class or fund shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund.

The Funds' By-Laws provide that the Funds shall not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Company or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of a least one-quarter of the shares of the Company's outstanding shares and entitled to vote at the meeting.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described below.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described below.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described below.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan." Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS
CLASS A, B, C AND P. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement on behalf of each Fund pursuant to Rule 12b-1 of the Act for each class of such Fund: the "A Plan", the "B Plan" and the "C Plan", respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class shareholders. The expected benefits include greater sales and lower redemptions of shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett used all amounts received under the A, B and C Plans for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of each Fund.

Each Plan requires the Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of its class outstanding voting securities.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC"), applies regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or fund acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares of the Fund (or Class B shares of another Lord Abbett-sponsored fund or fund acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored Family of Funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, of providing distribution-related service to the Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Funds redeem shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the day on                            Contingent Deferred Sales Charge
which the Purchase order was accepted                on Redemptions (As % of Amount Subject to Charge)
Before the 1st                                                5.0%
On the 1st, before the 2nd                                    4.0%
On the 2nd, before the 3rd                                    3.0%
On the 3rd, before the 4th                                    3.0%
On the 4th, before the 5th                                    2.0%
On the 5th, before the 6th                                    1.0%
On or after the 6th anniversary                               None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue or investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the applicable fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of: (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett Fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) or for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on a Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

                                       8.
                       PURCHASES, REDEMPTIONS AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases" and "Redemptions," respectively.

We calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased trustee or employee). The terms "trustee" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares and other Lord Abbett-sponsored funds, except for LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, and (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, (g) in connection with a merger, acquisition or other reorganization, and (h) through a "special retirement wrap program" sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund advisory program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to a participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the fund has business relationships.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of each Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except LASF which offers its shares only in connection with certain variable annuity contacts. The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds which participate in the Telephone Exchange Privilege (except
(a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"),
(b) certain funds and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett Funds or between such Funds and AMMF. Upon redemption of shares out of the Lord Abbett family of Funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the Fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett Fund are exchanged for shares of the same class of another such Fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett Funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LASF,

GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an Eligible Guarantor, which is any broker or bank that is a member of the medallion stamp program. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, the CDSC will be waived on redemptions of up to 12% per year of either the current net asset value of your account or your original purchase price, whichever is higher. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       9.
                              TAXATION OF THE FUNDS


Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, each Fund (but not its shareholders) will be relieved of federal income taxes on the amount it timely distributes to shareholders. If in any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.


Each Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by a Fund from its ordinary income and distributions out of short-term capital gains are taxable to its shareholders as ordinary income from dividends. Distributions paid by a Fund from its net realized long-term capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned the shares. All dividends are taxable to shareholders whether received in cash or reinvested in Fund shares. Each Fund will send its shareholders annual information concerning the tax treatment of dividends and other distributions.


Upon a sale, exchange or redemption of shares of a Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six month or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.


Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by January of the following year.


Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.


Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the applicable Fund or who, to a Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he or she is not otherwise subject to backup withholding.


The writing of call options and other investment techniques and practices which a Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.


Each Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that shareholders, who are subject to United States federal income tax, will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.


Each Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by each Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund.

Gain and loss realized by a Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If a Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on each Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund. Alternatively, if the Fund were to make a "mark-to-market" election with respect to an investment in a passive foreign investment company, gain or loss would be considered realized at the end of each taxable year of a Fund even if a Fund continued to hold the investment, and would be treated as ordinary income or loss to the Fund.

The foregoing discussion relates solely to United States federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his or her tax adviser regarding the United Stated and foreign tax consequences of the ownership of shares of a Fund, including the applicable rate of United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow shareholders to exclude from their state taxable income the percentage of dividends derived from certain federal obligations. Certain states, however, may require that a specific percentage of a Fund's investments be federal obligations or that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Funds intend to provide shareholders with sufficient information to permit them to determine whether dividends derived from federal obligations may be excluded from state taxable income on an annual basis.


                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson street, Jersey City, New Jersey 07302-3973, serves as the exclusive underwriter for the Funds. The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to a Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Yield quotation for each Class is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by the maximum offering price per share of such Class on the last day of the period. This is determined by finding the following quotient: take the Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of shares of such Class outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such Class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on a Fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements for the fiscal year ended November 30, 2000 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements, included in the 2000 Annual Report to Shareholders of Lord Abbett Investment Trust are incorporated herein by reference in reliance upon the authority of Deloite & Touche LLP as experts in auditing and accounting.

LORD ABBETT                                            [GRAPHIC OF CHESS KNIGHT]
Investment Trust

CORE FIXED INCOME SERIES
STRATEGIC CORE FIXED
INCOME SERIES


APRIL 1,
2001


PROSPECTUS

CLASS Y SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Y shares of each Fund are neither offered to the general public nor available in all states through the Mutual Fund Fee Based Program. Please call 888-666-0022 for further information.

                               TABLE OF CONTENTS


                                    THE FUNDS                               Page

     Information about investment    GOAL                                     2
  strategies, risks, performance,    PRINCIPAL STRATEGY                       2
                fees and expenses    MAIN RISKS                               3
                                     CORE FIXED INCOME FUND                   4
                                     STRATEGIC CORE FIXED INCOME FUND         6

                                YOUR INVESTMENT

         Information for managing    PURCHASES                                8
                your Fund account    REDEMPTIONS                              9
                                     DISTRIBUTIONS AND TAXES                  9
                                     SERVICES FOR FUND INVESTORS              10
                                     MANAGEMENT                               10

                              FOR MORE INFORMATION


                How to learn more    OTHER INVESTMENT TECHNIQUES              12
                  about the Funds    GLOSSARY OF SHADED TERMS                 13
                                     RECENT PERFORMANCE                       14


                             FINANCIAL INFORMATION

         Financial highlights and    CORE FIXED INCOME FUND                   15
            line graph comparison    STRATEGIC CORE FIXED INCOME FUND         17

      How to learn more about the    BACK COVER
Funds and other Lord Abbett Funds

                                                          CORE FIXED INCOME FUND
                                                STRATEGIC CORE FIXED INCOME FUND

                                    THE FUNDS

GOAL

     The investment objective of each Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY


     The Core Fixed Income Fund invests primarily in U.S. Government, mortgage-backed, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"). The Strategic Core Fixed Income Fund invests primarily in those securities, as well as in high yield debt securities (sometimes called "lower-rated bonds" or "junk bonds") and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of the Strategic Core Fixed Income Fund's net assets.



     Both Funds attempt to manage, but can not eliminate, interest rate risk through their management of the average duration of the securities they hold. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The Funds expect to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Aggregate Bond Index (currently approximately 5 years). The higher a Fund's duration, the more sensitive it is to interest rate risk.



     Each Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategies and can be expected to have portfolio turnover rates substantially in excess of 100%. For the fiscal year ended November 30, 2000, the portfolio turnover rate for Core Fixed Income Fund and Strategic Core Fixed Income Fund were 595% and 562.50%, respectively. These rates vary from year to year. High turnover increases transaction costs and may increase taxable capital gains.


[SIDENOTE]
WE OR THE FUND refers to Core Fixed Income Series ("Core Fixed Income Fund") or Strategic Core Fixed Income Series ("Strategic Core Fixed Income Fund"), each a series of Lord Abbett Investment Trust (the "Company").


ABOUT EACH FUND. Each Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Funds strive to reach their stated goals, although as with all mutual funds, they cannot guarantee results.



HIGH-YIELD DEBT SECURITIES or "junk bonds" typically pay a higher yield than investment-grade bonds. Junk bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.



INVESTMENT-GRADE DEBT SECURITIES. These are debt securities which are rated in one of the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Investors Service, or are unrated but determined by Lord Abbett to be equivalent in quality.



You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Funds and their risks.


2  The Funds

MAIN RISKS

     These Funds are subject to the general risks and considerations associated with investing in debt securities. The value of an investment in each Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.


     The mortgage-related securities in which each Fund may invest, including collateralized mortgage obligations ("CMOs"), may be particularly sensitive to changes in prevailing interest rates. The holders of the underlying mortgages may be able to repay principal in advance and may do so, especially when interest rates are falling. When mortgages are prepaid, a Fund may have to reinvest in securities with a lower yield. Conversely, principal payments may arrive at a slower pace in times of rising interest rates. The Funds may then be unable to invest in higher yielding securities, resulting in lower performance or losses for the Funds.



     The lower-rated bonds in which the Strategic Core Fixed Income Fund may invest involve greater risks than higher rated bonds that the bond's issuer will not make payments of interest and principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high yield bonds generally decline. These risks may result in losses to the Fund.



     The Funds may invest in foreign securities. Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.



     An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in either Fund.


[SIDENOTE]
You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Funds and their risks.


                                                                    The Funds  3

                                                          Core Fixed Income Fund

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

Bar Chart (per calendar year) -- Class Y Shares

[BAR CHART]

99    0.2%
00   13.0%

BEST QUARTER     4th Q '00     4.6%
WORST QUARTER    2nd Q '99    -0.9%

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.


Average Annual Total Returns Through December 31, 2000

SHARE CLASS                                               1 YEAR        SINCE INCEPTION(1)
Class Y shares                                            13.00%               7.28%
Lehman Brothers Aggregate Bond Index(2)                   11.63%               6.36%(3)

(1)  The Class Y shares were first offered on 3/16/98.
(2) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.
(3) Represents total returns for the period 3/31/98 to 12/31/00, to correspond with Class Y inception date.


4  The Funds

                                                          Core Fixed Income Fund

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEE TABLE


                                                                         CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                 none
Maximum Deferred Sales Charge                                              none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                         0.50%
Other Expenses                                                             0.17%
Total Operating Expenses                                                   0.67%


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                                          1 YEAR              3 YEARS
Class Y shares                                        $68                 $214


[SIDENOTE]
MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.


LORD ABBETT IS CURRENTLY WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES OF THE FUND. ACCORDINGLY, THE EXPENSE RATIO OF THE FUND IS 0%. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME.



OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.



                                                                    The Funds  5

                                                Strategic Core Fixed Income Fund

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[BAR CHART]



Bar Chart (per calendar year) -- Class Y Shares

99    0.7%
00   13.0%

BEST QUARTER     4th Q '00     4.7%
WORST QUARTER    2nd Q '99    -0.8%

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.


Average Annual Total Returns Through December 31, 2000

SHARE CLASS                                               1 YEAR        SINCE INCEPTION(1)
Class Y shares                                              13.01%              6.72%
Lehman Brothers
Aggregate Bond Index(2)                                     11.63%              5.22%(3)

(1)  The date of inception of Class Y shares is 12/14/98.
(2) Performance for the unmanaged index does not reflect fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.
(3) Represents total returns for the period 12/31/98 to 12/31/00, to correspond with Class Y inception date.



6  The Funds

                                                Strategic Core Fixed Income Fund

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


FEE TABLE
                                                               CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                      none
Maximum Deferred Sales Charge                                   none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")                              0.50%
Other Expenses                                                  0.70%
Total Operating Expenses                                        1.20%


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                                               1 YEAR              3 YEARS
Class Y shares                                             $122                $381


[SIDENOTE]
MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


LORD ABBETT IS CURRENTLY WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES OF THE FUND. ACCORDINGLY, THE EXPENSE RATIO OF THE FUND IS 0%. LORD ABBETT MAY STOP WAIVING THE MANAGEMENT FEES AND SUBSIDIZING THE OTHER EXPENSES AT ANY TIME.



OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.



                                                                     The Funds 7

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive and accept your purchase order submitted in proper form. No sales charges apply.

     We reserve the right to withdraw all or part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     WHO MAY INVEST? Eligible purchasers of Class Y shares include: (1) certain authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares in particular investment products made available for a fee to clients of such entities, or (b) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Mutual Fund Fee Based Programs"); (2) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisors on a private-advisory-account basis; and (3) institutional investors, such as retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the money to the Fund you selected (P.O. Box 219336, Kansas City, Missouri 64121). The minimum initial investment is $1 million except for Mutual Fund Fee Based Programs, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by a Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.


     BUYING SHARES BY WIRE. To open an account, call 888-666-0022 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund you select, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: United Missouri Bank of Kansas City, N.A., routing


[SIDENOTE]

NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Company's Board.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the Funds. Accordingly, each Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice.


8  Your Investment
     number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund of your choice, note Class Y shares and include your account number and your name.


REDEMPTIONS


     Redemptions of Fund shares are executed at the NAV next determined after the Funds receive your order in proper form.


     BY BROKER. Call your investment professional for directions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the Funds at 888-666-0022.

     BY MAIL. Submit a written redemption request indicating, the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 888-666-0022.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 888-666-0022, Institutional Trading Dept. (minimum wire: $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.


DISTRIBUTIONS AND TAXES


     Each Fund expects to pay its shareholders dividends from its net investment income and distribute its net capital gains (if any) as "capital gains distributions" on an annual basis.



     Distributions will be reinvested in your Fund unless you instruct the Fund to pay them to you in cash. Effective June 1, 2001 with respect to distributions payable on or after November 1, 2000 on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000 and remaining outstanding as of June 1, 2001 will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed, before they are reinvested, or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments.



     For federal income tax purposes, each Fund's distribution of investment income and short-term capital gain is taxable to you as ordinary income. Distributions from the Fund's net long-term capital gains are taxable as long-term capital gains in the year of receipt.


[SIDENOTE]
ELIGIBLE GUARANTOR is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.


                                                               Your Investment 9

     The tax status of distributions, including net long-term capital gains, is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.



     Except in tax advantaged accounts, any sale redemption, or exchange of Fund shares may be taxable to the Shareholder.



     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.



     Information concerning the tax treatment of distributions, including the source of dividends and distributions of capital gains by each Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.



SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES
     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any Eligible Fund among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Funds.


     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 888-666-0022.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


MANAGEMENT


     The Funds' investment adviser is Lord, Abbett & Co., which is located at 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.



     Each Fund pays Lord Abbett a monthly fee based on average daily net assets for each month at the annual rate of .50 of 1%. For the fiscal year ended November 30, 2000, Lord Abbett waived its management fee for Core Fixed Income Fund and Strategic Core Fixed Income Fund. In addition, each Fund pays all expenses not expressly assumed by Lord Abbett.


[SIDENOTE]
TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


10  Your Investment

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. Robert I. Gerber, Partner of Lord Abbett heads the team, the other senior members of which include Walter H. Prahl and Robert A. Lee. Mr. Gerber joined Lord Abbett in July 1997 as Director of Taxable Fixed Income. Before joining Lord Abbett, Mr. Gerber served as a Senior Portfolio Manager at Sanford C. Bernstein & Co., Inc. since 1992. Mr. Prahl joined Lord Abbett in 1997 as Director of Quantitative Research, Taxable Fixed Income. Before joining Lord Abbett, Mr. Prahl served as a Fixed Income Research Analyst at Sanford
     C. Bernstein & Co., Inc. since 1994. Mr. Lee joined Lord Abbett in 1997 as a Fixed Income Investment Manager; prior to that he served as a Portfolio Manager at ARM Capital Advisors since 1995 and an Assistant Portfolio Manager at Kidder Peabody Asset Management from 1993.




                                                             Your Investment  11

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by each Fund and their risks.


     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect changes in security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, stripped securities, currency exchange contracts, swap agreements, short sales of securities, indexed securities and rights and warrants. Each Fund may use these transactions to change the risk and return characteristics of each Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.



     FOREIGN CURRENCY TRANSACTIONS. The Strategic Core Fixed Income Fund may use currency forwards and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. If price movements are favorable to U.S. investors such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. The Fund generally will not enter into a forward contract with a term greater than one year. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Although such contracts will be used primarily to attempt to protect the Fund from adverse currency movements, their use involves the risk Lord Abbett will not accurately predict currency movements, and the Fund's return could be reduced as a result.



     FOREIGN SECURITIES. The Funds may invest in foreign securities and Strategic Core Fixed Income Fund may invest up to 20% of its net assets in foreign securities which are primarily traded outside the United States. Foreign markets may not be subject to the same degree of regulation as U.S. markets. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to higher price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.



     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may enter into financial futures contracts and related options transactions for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified financial instrument at a specific future date and price on an exchange or in over the counter market ("OTC"). Each Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of


12  For More Information
     the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.



     OPTIONS TRANSACTIONS. Each Fund may purchase and write put and call options on securities and indices that are traded on national securities exchanges. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. Each Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may only sell (write) covered call options having an aggregate market value of less than 25% of its total assets.



     RISKS OF FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. Each Fund's transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if Lord Abbett is incorrect in its expectation of fluctuations in securities prices. In addition, the loss that may be incurred by the Funds in entering into futures contracts and in writing call options is potentially unlimited and may exceed the amount of the premium received.



     HIGH YIELD DEBT SECURITIES. The Strategic Core Fixed Income Fund may invest in high yield debt securities. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.



     INVESTMENT-GRADE DEBT SECURITIES. Each Fund may invest in investment grade debt securities. Investment grade debt securities are debt securities which are rated within the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be equivalent in quality.




     GLOSSARY OF SHADED TERMS


     ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.


     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the Corporation, because she is the president of the Corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).


     MUTUAL FUND FEE BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved

[SIDENOTE]
GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of the estate -

  ROBERT A. DOE
  EXECUTOR OF THE ESTATE OF
  JOHN W. DOE

  [Date]

  [GRAPHIC]


- In the case of the corporation -
  ABC Corporation

  MARY B. DOE

  By Mary B. Doe, President

  [Date]

  [GRAPHIC]


                                                        For More Information  13
     by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

RECENT PERFORMANCE


     The following is a discussion of performance for the twelve months ending November 30, 2000.



     For the period under review, both the Core Fixed Income Series and the Strategic Core Fixed Income Series generated positive performance, up 10.06% and 10.14%, respectively, outperforming their benchmark, the Lehman Aggregate Bond Index, which was up 9.07%. The Funds' outperformance largely reflected an emphasis on straight debt securities issued by agencies of the Federal government, such as Fannie Mae 5- and 10-year securities, whose yields were more attractive relative to those offered by Treasury securities. Performance also benefited from a shift away from the more volatile mortgage-related debt securities, particularly in the 30-year maturity where prepayment risks were increasing. Overall, these decisions reduced the Funds' exposure to interest rate volatility and enhanced performance.



     Within the Strategic Core portfolio, attractive investment opportunities also were found among select high yield debt securities. Exposure to the corporate sector, however, was reduced near period-end, as evidence of a slowing U.S. economy raised concerns about the impact on corporate profits, particularly in the telecom and cable industries where debt payment obligations could become burdensome. Participation in emerging market debt securities was also lowered at period-end.



     Following an extended period of interest rate hikes by the U.S. Federal Reserve Board (the Fed), the U.S. economy appeared less vibrant by period-end, generating hope that the Fed would lower short-term interest rates in an effort to avoid a recession. We continue to monitor the Funds' interest rate exposure, which was neutral to the market with a five-year average duration at period-end.



14  For More Information

                                                          Core Fixed Income Fund


FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended November 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended November 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                                                                 CLASS Y SHARES

                                                                                            Period Ended November 30,

Per Share Operating Performance:                                                      2000              1999          1998(c)
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $10.54             $10.97        $10.00
INVESTMENT OPERATIONS
 Net investment income                                                                  .71(d)(e)          .69           .62
 Net realized and unrealized
  gain (loss) on investments and futures contracts                                      .29(e)            (.59)          .35
TOTAL FROM INVESTMENT OPERATIONS                                                       1.00                .10           .97
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                                 (.64)              (.41)          --
 Net realized gain                                                                      --                (.12)          --
TOTAL DISTRIBUTIONS                                                                    (.64)              (.53)          --
NET ASSET VALUE, END OF PERIOD                                                       $10.90             $10.54        $10.97
TOTAL RETURN(a)                                                                       10.06%              1.08%         9.70%(b)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and expense reductions                                      .00%               .00%          .00%(b)
 Expenses, excluding waiver and expense reductions                                      .67%               .63%          .75%(b)
 Net investment income                                                                 6.88%(e)           6.62%         5.98%(b)

                                                                                            Period Ended November 30,
SUPPLEMENTAL DATA:                                                                  2000              1999          1998(c)
Net assets, end of period (000)                                                    $9,374            $8,713         $4,694
PORTFOLIO TURNOVER RATE                                                            595.00%           412.77%        411.03%

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b)  Not annualized.
(c) From December 10, 1997 (commencement of investment operations). The Fund first became available to the public on March 16, 1998.
(d)  Calculated using average shares outstanding during the period.
(e)  Includes impact of amortization of premium.



                                                       Financial Information  15

                                                          Core Fixed Income Fund

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Lehman Brothers Aggregate Bond Index, assuming reinvestment of all dividends and distributions.

[LINE GRAPH]


Past performance is no guarantee of future results.

                             The Fund                 Lehman Brothers
                             (Class Y share)          Aggregate Bond
                             at net asset value       Index(1)
 3/16/1998                        $10,000                $10,000
10/31/98                          $10,605                $10,670
10/31/1999                        $10,787                $10,666
11/30/2000                        $11,906                $11,632

Fiscal Year-end 11/30


                Average Annual Total Return At Maximum Applicable
             Sales Charges For The Periods Ending November 30, 2000



                                          1 YEAR                         LIFE(2)
Class Y(3)                                10.06%                          6.65%


(1) Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.


(2) The Class Y shares were first offered on 3/16/98. The Fund's assets were substantially invested on 3/31/98, in accordance with its investment objective strategies and policies, therefore, performance is calculated as of that date.

(3) Represents total return which is the percent change in net asset value, with all dividends and distributions reinvested for the periods shown ending November 30, 2000 using the SEC-required uniform method to compute total return.



16  Financial Information

                                                Strategic Core Fixed Income Fund


FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal period indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the period ended November 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the period ended November 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request.



                                                                                                   CLASS Y SHARES

                                                                                              Period Ended November 30,

Per Share Operating Performance:                                                      2000                             1999(c)
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $10.13                           $10.00
INVESTMENT OPERATIONS
 Net investment income                                                                  .69(d)(e)                        .62
 Net realized and unrealized gain (loss) on investments and futures contracts           .27(e)                          (.49)
TOTAL FROM INVESTMENT OPERATIONS                                                        .96                              .13
Distributions to shareholders from net investment income                               (.66)                             --
NET ASSET VALUE, END OF PERIOD                                                       $10.43                           $10.13
TOTAL RETURN(a)                                                                       10.14%                            1.30%(b)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and expense reductions                                      .00%                             .00%(b)
 Expenses, excluding waiver and expense reductions                                     1.20%                             .89%(b)
 Net investment income                                                                 6.96%(e)                         6.23%(b)
---------------------------------------------------------------------------------------------------------------------------
                                                                                              Period Ended November 30,

SUPPLEMENTAL DATA:                                                                       2000                       1999(c)
NET ASSETS, END OF PERIOD (000)                                                         $2,395                      $2,103
PORTFOLIO TURNOVER RATE                                                                 562.50%                     415.82%

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b)  Not annualized.
(c)  From December 14, 1998 (commencement investment of operations).
(d)  Calculated using average shares outstanding during the period.
(e)  Includes impact of amortization of premium.



                                                        Financial Information 17

                                                Strategic Core Fixed Income Fund

LINE GRAPH COMPARISON

     Immediately below is a comparison of a $10,000 investment in Class Y shares to the same investment in the Lehman Brothers Aggregate Bond Index, assuming reinvestment of all dividends and distributions.

[LINE GRAPH]


Past performance is no guarantee of future results.

                      The Fund               Lehman Brothers
                      (Class Y share)        Aggregate Bond
                      at net asset value     Index(1)
   12/14/98              $10,000             $10,000
   11/30/99              $10,130              $9,966
   11/30/00              $11,157             $10,869

Fiscal Year-end 11/30


             Average Annual Total Return At Maximum Applicable
           Sales Charges For The Period Ending November 30, 2000



                                          1 YEAR                          LIFE(2)
Class Y(3)                                10.14%                          5.65%



(1) Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(2)  The Class Y shares were first offered on 12/14/98.
(3) Represents total return which is the percent change in net asset value, with all dividends and distributions reinvested for the periods shown ending November 30, 2000 using the SEC-required uniform method to compute total return.



18  Financial Information

Additional Information

     More information on each Fund is or will be available free upon request, including the following:


     ANNUAL/SEMI-ANNUAL REPORT
     Describes each Fund, lists portfolio holdings, and contains a letter from the Fund's manager discussing recent market conditions and each Fund's investment strategies.



     STATEMENT OF ADDITIONAL INFORMATION ("SAI")
     Provides more details about each Fund and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).


[SIDENOTE]
TO OBTAIN INFORMATION


 BY TELEPHONE. Call each Fund at: 888-522-2388



 BY MAIL. Write to each Fund at:
 The Lord Abbett Family of Funds 90 Hudson Street
 Jersey City, NJ 07302-3973



 VIA THE INTERNET. LORD, ABBETT & CO.
 www.LordAbbett.com



 Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov


 You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.

                               [LORD ABBET LOGO]
                             INVESTMENT MANAGEMENT
            A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING
               Lord Abbett Mutual Fund shares are distributed by:
                          LORD ABBETT DISTRIBUTOR LLC
             90 Hudson Street - Jersey City, New Jersey 07302-3973


                    Lord Abbett Investment Trust -
                            Core Fixed Income Series
                            Strategic Core Fixed Income Series

                                                                  LACORE-Y-1-400

                                                                          (4/01)


                      SEC FILE NUMBER: 811-7988

LORD ABBETT

Statement of Additional Information                         April 1, 2001

                          LORD ABBETT INVESTMENT TRUST
                             Core Fixed Income Fund
                        Strategic Core Fixed Income Fund

                                    Y SHARES


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated April 1, 2001.

Shareholder inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


TABLE OF CONTENTS                                       Page


1.      Fund History                                            2
2.      Investment Policies                                     2
3.      Management of the Funds                                 12
4.      Control Persons and Principal Holders of Securities     16
5.      Investment Advisory and Other Services                  16
6.      Brokerage Allocations and Other Practices               17
7.      Capital Stock & Other Securities                        18
8.      Purchases, Redemptions & Pricing                        18
9.      Taxation of the Funds                                   19
10.     Underwriter                                             21
11.     Performance                                             21
12.     Financial Statements                                    22


                                 1.
                          Fund History

Lord Abbett Investment Trust (the "Trust") was organized as a Delaware business trust on August 16, 1993. The Trust has six funds, two of which are discussed in this Statement of Additional Information: the Core Fixed Income Series ("Core Fixed Income Fund") and the Strategic Core Fixed Income Series ("Strategic Core Fixed income Fund")(each a "Fund"). These Funds are diversified open-end investment management companies registered under the Investment Company Act of 1940, as amended (the "Act"). Each Fund has five classes of shares (A, B, C, P and Y), but only Class Y shares are offered in this Statement of Additional Information.

                                       2.
                              Investment Policies

     Fundamental Investment Restrictions. Each Fund is subject to the following fundamental investment restrictions, which cannot be changed without approval of a majority of its outstanding shares.

Each Fund may not:

     (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding (i) securities of the U.S. Government, its agencies and instrumentalities and (ii) mortgage-backed securities); and

     (8) issue senior securities to the extent such issuance would violate applicable law.

     Compliance with the investment restrictions in this Section will be determined at the time of purchase or sale of the portfolio investment.

     Non-Fundamental Investment Restrictions. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval.

Each Fund may not:

     (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Act, deemed to be liquid by the Board of Trustees;

     (4) invest in the securities of other investment companies except as permitted by applicable law;

     (5) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (6) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (7) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or


     (9) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in such Fund.


     As discussed below, each Fund may purchase securities on a when-issued basis with settlement taking place after the purchase date (without amortizing any premiums). If the Funds use this investment technique, it is expected to contribute significantly to the portfolio turnover rates. However, it will have little or no transaction cost or adverse tax consequences. Transaction costs normally will exclude brokerage because each Fund's fixed-income portfolio transactions are usually on a principal basis and any markups charged normally will be more than offset by the beneficial economic consequences anticipated at the time of purchase or no purchase will be made. Generally, short-term losses on short-term U.S. government securities purchased under this investment technique tend to offset any short- term gains due to such high portfolio turnover.


     Portfolio Turnover Rate. For the year ended November 30, 2000, the portfolio turnover rate for Core Fixed Income Fund and Strategic Core Fixed Income Fund were 595% and 562.50%, respectively.


     Additional Information on Portfolio Risks Investment and Techniques. The following sections provide information on certain types of investments and investment techniques that may be used by the Funds, including their associated risks. While some of these techniques involve risk when utilized independently, each Fund intends to use them to reduce risk and volatility in its portfolio.


     Foreign Currency Options. The Strategic Core Fixed Income Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S.dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.


     Transaction costs may be higher because the quantities of currencies underlying option contracts that the Firm enters represent odd lots in a market dominated by transactions between banks.


     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.


     The Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.


     Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops.
Although the Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it had purchased in order to realize any profit.


     Foreign Securities. The Funds may invest in foreign securities and Strategic Core Fixed Income Fund may invest up to 20% of its net assets in foreign securities which are primarily traded outside the United States. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.


     Brokerage commissions, custodial services, and other costs relating to investment in international securities markets generally are more expensive than in the United States. Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile then securities of comparable domestic issuers. Each Fund may hold foreign securities that trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments which could affect investments in those countries.


     Futures Contracts and Options on Futures Contracts. Each Fund is authorized to engage in futures and options on futures transactions in accordance with its investment objective and policies.


     Futures contracts are standardized exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The required initial margin is set by the exchange on which the contract is traded although the broker can require an increased amount. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract or option fluctuates.


     Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Funds may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


Futures contracts and options on futures contracts present the following risks:


     While a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures or related options transaction.


     Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.


     The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.


     Futures markets are highly volatile and the use of futures may increase the volatility of each Fund's NAV.


     As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.


     Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.


     Forward Foreign Currency Exchange Contracts. The Strategic Core Fixed Income Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward contracts or foreign currency exchange rates.


     The Fund may enter into forward contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.


     The Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Fund believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross- hedging" when another foreign currency is used.


     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.


     At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.


     The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


     Lending Portfolio Securities. Each Fund may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of the Fund's total assets. The Funds' loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means in an amount at least equal to the market value of the loaned securities. From time to time, each Fund may pay a part of the interest received with respect to the investment of collateral to the borrower and/or a third party that is not affiliated with the fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a fund .



     By lending portfolio securities, each Fund can increase its income by continuing to receive income on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. government securities, or obtaining yield in the form of interest paid by the borrower when such U.S. government securities or other forms of non-cash collateral are used as security. Each Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Fund may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if the Fund has knowledge of a material event adversely affecting the investment in the loaned securities, the Fund must terminate the loan and regain the right to vote the securities. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.



     Repurchase Agreements. Each Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer), and the seller commits to repurchase that security, at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. (In this type of transaction, the securities purchased by a Fund must have a total value in excess of the value of the repurchase agreement.) Each Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Funds to keep all of their assets at work while retaining flexibility in pursuit of investments of a longer term nature.

     The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to provide additional collateral or to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While management acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. Management intends to limit repurchase agreements for the funds to transactions with dealers and financial institutions believed to present minimal credit risks. Management will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

     Each Fund will enter into repurchase agreements only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which a fund otherwise may invest.


     When-Issued Transactions. Each Fund may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by a Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value of fixed-income when-issued securities. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund generally has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstance will settlement for such securities take place more than 120 days after the purchase date.

     Average Duration. Each Fund will maintain a duration within two years of the bond market's duration as measured by the Lehman Aggregate Bond Index. Currently this index has a duration of approximately five years.

     Some of the securities in each Fund's portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security's price. With respect to securities with an interest rate adjustment period of one year or less, each Fund will, when determining average-weighted duration, treat such a security's maturity as the amount of time remaining until the next interest rate adjustment.


     Instruments such as GNMA, FNMA, FHLMC securities, and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have shorter duration than would be implied by their stated final maturity. For purposes of determining each Fund's average maturity, the maturities of such securities will be calculated based upon the issuing agency's payment factors using industry-accepted valuation models.

     Mortgage Dollar Rolls. The Funds may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls depend upon the Funds' ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The use of mortgage dollar rolls significantly increases the Funds' portfolio turnover.

     Mortgage-Related   Securities.   The  Funds  invest  in  various  types  of
mortgage-related securities. These securities may include securities of the following types.

     Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

     U.S. Government Agency Mortgage-Backed Securities are obligations issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

     Ginnie Mae Certificates are certificates issued by Ginnie Mae, a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

     Fannie Mae Certificates are certificates issued by Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

     Freddie Mac Certificates are certificates issued by Freddie Mac, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended ("FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans ("Freddie Mac Certificates") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

     Farmer Mac Certificates are certificates issued by Farmer Mac, a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac Certificates are not supported by the full faith and credit of the U.S. government; rather, Farmer Mac may borrow from the U.S. Treasury to meet its guaranty obligations.

     As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool.Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

     Fixed rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

     Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

     Collateralized Mortgage Obligations (CMOs) are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) issued to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

     In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

     Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

     U.S. Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

     Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

     Privately Issued Mortgage-Backed Certificates are pass-through certificates issued by non-governmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment.

     Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment adviser determines that the securities meet the Fund's quality standards.

     Stripped Mortgage-Backed Securities are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

     The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage- backed security.

     Adjustable Rate Mortgage Securities ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

     The interest rates paid on the mortgages underlying ARM securities are reset at regular intervals by adding an interest rate margin to a specified interest rate index. There are three main categories of indices: those based on U.S. Treasury securities such as the constant maturity treasury rate ("CMT"); those derived from a calculated measure such as a cost of Funds index ("COFI") or a moving average of mortgage rates; and those based on certain actively traded or prominent short-term rates such as the London Interbank Offered Rate ("LIBOR"). Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in interest rate levels. Others, such as COFI, tend to lag behind changes in market rate levels but reset monthly, thus tending to be somewhat less volatile. Such a delay in adjusting to changes in interest rates may cause securities owned by the Fund to increase or decrease in value, particularly during periods between interest adjustment dates.

     ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, respectively, each adjustment period and over the life of the loan. Interest rate caps on ARM securities may cause them to decrease in value in an increasing interest rate environment. Such caps may also prevent their income from increasing to levels commensurate with prevailing interest rates.

     Conversely, interest rate floors on ARM securities may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by the acceleration of prepayments.

     Mortgage securities generally have a maximum maturity of up to 30 years. However due to the adjustable rate feature of ARM securities, their prices are considered to have volatility characteristics which approximate the average period of time until the next adjustment of the interest rate. As a result, the principal volatility of ARM securities may be more comparable to short- and intermediate-term securities than to longer term fixed rate mortgage securities. Prepayments however, will increase their principal volatility. See also the discussion of Mortgage-Backed Securities.

     The Funds expect that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long- term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment adviser will, consistent with the Fund's objective, policies and quality standards, consider making investments in such new types of securities.

     Principal Only and Interest Only Fixed Income Investments. The Funds may invest in fixed income securities that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as "P/O") and the other which receives some or all of the interest (and is known as an "I/O"). P/Os and I/Os are generally referred to as "derivative investments."

     The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying loans. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying loads are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid loads. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

     The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

     Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid." If a Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment policy limiting investments in illiquid securities to 15% of the Fund's assets.

     Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose a Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund), but this risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. A Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

     Short Sales. Each Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against the box. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

     U.S. Government Securities. U.S. government securities are obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

                                       3.
                            Management of the Funds

     The Board of Trustees of the Trust is responsible for the management of the business and affairs of each Fund.

     The following Trustee is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302- 3973. He has been associated with Lord Abbett for over five years and is an officer, director or trustee of twelve other Lord Abbett- sponsored funds.

*Robert S. Dow, Chairman and President, Age 56
*Mr. Dow is an "interested person" as defined in the Act.

     The following outside Trustees are also directors or trustees of twelve other Lord Abbett-sponsored funds.

E. Thayer Bigelow, Trustee
Bigelow Media LLC
717 Fifth Avenue, 26th Floor
New York, New York

     Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998-2000); Acting Chief Executive Officer of Courtroom Television Network (1997-1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.

William H. T. Bush, Trustee
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

     Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

Robert B. Calhoun, Jr., Trustee
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

     Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Currently serves as director of Avondale, Inc., and Interstate Bakeries Corp. Age 58.

Stewart S. Dixon, Trustee
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1967). Age 70.

Franklin W. Hobbs, Trustee
720 Park Avenue, #8B
New York, New York

     Chairman of Warburg Dillon Read (1999-2000); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997-1999); and Chief Executive Officer of Dillon, Read & Co. (1994-1997). Age 53.

C. Alan MacDonald, Trustee
415 Round Hill Road
Greenwich, Connecticut

     President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship, Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Currently serves as director of Fountain head Water Company, Careside, Inc. Lincoln Snacks, J.B. Williams, Co., Inc., and Samco Fund, Inc. Samco Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President, and the managing partner of Lord Abbett. Age 67.

Thomas J. Neff, Trustee
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

     Chairman of Spencer Stuart, U.S., an executive search consulting firm (since 1976). Currently serves as director of Ace, Ltd. And Exult, Inc. Age 63.

     Compensation Disclosure The following table summarizes the compensation for each of the Trustees for the Trust and for all Lord Abbett sponsored funds.

     The second column of the following table sets forth the compensation accrued by the Funds for outside directors/trustees. The third column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the Funds' retirement plans, which were terminated effective October 31, 2000. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                  For the Fiscal Year Ended November 30, 2000

                                        Equity-Based              For Year Ended
                                        Retirement Benefits    December 31, 2000
                                        Accrued by the        Total Compensation
                Aggregate               Fund and            Paid by the Fund and
                Compensation            Twelve Other Lord     Twelve Other Lord
                Accrued by              Abbett-sponsored       Abbett-sponsored
Name of Trustee   the Fund1             Funds2                           Funds3
E. Thayer Bigelow       $30                     $17,622                 $60,000
William H. T. Bush      $30                     $15,846                 $60,500
Robert B. Calhoun, Jr.  $30                     $12,276                 $61,000
Stewart S. Dixon        $31                     $32,420                 $62,900
Franklin W. Hobbs*      none                    none                    none
C. Alan MacDonald       $30                     $26,763                 $59,500
Thomas J. Neff          $31                     $20,313                 $61,200

  *Elected effective December 14, 2000.

     1. Outside trustees'/directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett sponsored funds based on the net assets of each fund. A portion of the fee payable by the Trust to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of each Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee receives an additional annual $25,000 retainer, the full amount of which must be deferred under the equity-based plan. The amounts ultimately received by the directors/trustees under the equity-based plan will be directly linked to the investment performance of the Funds.

     The amounts of the aggregate compensation payable by the core and Strategic Core Funds as of November 30, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were: Mr. Bigelow, $48; Mr. Bush, $7; Mr. Calhoun, $46; Mr. Dixon, $0; Mr. Hobbs, $0; Mr. MacDonald, $0; and Mr. Neff, $42.

     2.The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 2000.

     3.This column shows aggregate compensation, including directors/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, paid by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors/trustees' have chosen to defer, but does not include amounts accrued under the equity-based plan and shown in Column 3.


     Except where indicated, the following executive officers of each Fund have been associated with Lord Abbett for over five years, of the following Messrs. Brown, Carper, Gerber, Hilstad, Hudson, Morris Salzmann, Towle and Ms. Binstock are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

Executive Vice Presidents:
 Zane E. Brown, age 49

Christopher J. Towle, age 43

Robert I. Gerber, age 46 (with Lord Abbett since 1997, formerly Senior Portfolio manager at Sanford C. Bernstein & Co. from 1992-1997)

Robert G. Morris, age 56

Vice Presidents:
Paul A. Hilstad, age 58, Vice President and Secretary

     Thomas J. Baade, age 36 (with Lord Abbett since 1998, formerly a credit analyst with Greenwich Street Advisors)

     Joan A. Binstock, age 47 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)

Daniel E. Carper, age 49

     Michael S. Goldstein, age 32 (with Lord Abbett since 1997, formerly involved in Fixed Income trading and analysis at Credit Suisse Asset Management Associates)

W. Thomas Hudson, Jr., age 59

     Lawrence H. Kaplan, age 44 (with Lord Abbett since 1997, formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997)

     Robert A. Lee, age 29 (with Lord Abbett since 1997, formerly Portfolio Manager at Arm Capital Advisors from 1995-1997; prior thereto Assistant Portfolio Manager at Kidder Peabody Asset Management from 1993-1995)

A.Edward Oberhaus III, age 41

     Walter H. Prahl, age 41 (with Lord Abbett since 1997, formerly Quantitative Analyst at Sanford C. Bernstein & Co. from 1994-1997)

     Tracie E.  Richter,  age 33 (with Lord  Abbett  since 1999,  formerly  Vice
President - Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs)

     Eli M. Salzmann, age 37 (with Lord Abbett since 1997, formerly a Portfolio Manager, Analyst at Mutual of America Capital from 1991 to 1997, prior thereto Vice President of Mitchell Hutchins Asset Management)

     Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm, from 1985 to 1998)

Richard S. Szaro, age 58

Treasurer

Francie W. Tai,  age 35 (with Lord Abbett  since 2000,  formerly
Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust from 1994 to 1997)

CODE OF ETHICS
The   directors,   trustees   and   officers   of  Lord
Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Cod of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institutes' Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett sponsored fund or Lord, Abbett managed account considers a trade or trader in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
              Control Persons and Principal Holders of Securities

     As of March 20, 2001, each Fund's officers and trustees, as a group, owned less than 1% of each Fund's outstanding shares. However, as of March 20, 2001, the ownership of the Core Fixed Income Fund was 40.60% and Strategic Core Fixed Income Fund was 100%, which represents the initial investment for Class Y shares of these Funds. It is anticipated that over time these percentages of ownership interest will decrease. As of March 20, 2001, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, there were no record holders of 5% or more of the Class Y shares of the Strategic Core Fixed Income Fund's outstanding shares. The following shareholders owned more than 5% of a particular class of Core Fixed Income Fund's outstanding shares:

Core Fixed Income Fund
Securities Industry Association Pension Trust   Class Y         43.74%
140 Broadway
New York, NY

Securities Industry Association Pension         Class Y         15.65%
Trust Qual Pension Fund
140 Broadway
New York, NY
                                       5.
                     Investment Advisory and Other Services

     Investment Manager As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or trustees of the Fund: Joan A. Binstock, Daniel
E. Carper, Robert S. Dow, Robert I. Gerber, Paul A. Hilstad, W. Thomas Hudson, Jr., Robert G. Morris, Eli M. Salzmann and Christopher J. Towle. The other general partners are: Stephen I. Allen, Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Stephen J. McGruder, Michael B. McLaughlin, Robert J. Noelke, and R. Mark Pennington. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

     Under the Management Agreement, between Lord Abbett and the Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1%. These fees are allocated among the classes of each Fund based on the classes' proportionate share of each Fund's average daily net assets.

     Each Fund pays all of its expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

     Lord Abbett was entitled to a management fee for Core Fixed Income Fund for the fiscal year ended November 30, 2000, 1999 and 1998 of $44,100, $39,615 and $ 21,264, respectively. Lord Abbett waived all of its management fee for the fiscal year ended November 30, 2000.

     Lord Abbett was entitled to a management fee for Strategic Core Fixed Income Fund for the fiscal year ended November 30, 2000 and for the period December 14, 1998 to November 30, 1999 of $10,982 and $10,023, respectively. Lord Abbett waived all of its management fee for the fiscal year ended November 30, 2000.

     Although not obligated to do so, Lord Abbett may waive all or part of its management fees and or may assume other expenses of each Fund.

Principal  Underwriter
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07303-3973, serves as the principal underwriter for the Funds.

Custodian
The Bank of New York ("BNY"),  1 Wall Street, New York, New York,
10286, is each Fund's custodian.

Transfer Agent
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

Independent Auditors
Deloitte & Touche LLP, Two World Financial Center, New
York, New York 10281, are the independent auditors of each Fund and must be approved at least annually by the Fund's Board of Trustees to continue in such capacity. Deloitte & Touche LLP performs audit services for each Fund, including the examination of financial statements included in the Funds' Annual Report to Shareholders.

                                       6.
                   Brokerage Allocations and Other Practices

     The Funds expect that purchases and sales of their portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, the Funds usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28 (e) of the Securities Exchange Act of 1934.

     Each Fund's policy is to have purchases and sales of portfolio securities executed at most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution, except to the extent that the Fund may pay a higher commission rate as described below. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, each Fund may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any dealer.

     Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Company and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for the negotiation of prices and any commissions.

     Each Fund may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to it of the sale are at least as favorable as it could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services, at least some of which are useful to Lord Abbett, in their overall responsibilities with respect to the Funds and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the funds, conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

     No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

     When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Fund and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Fund.

     If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

     For the fiscal  years  ended  November  30,  2000 and 1999,  the Core Fixed
Income Fund and Strategic Core Fixed Income Fund paid no commissions to independent brokers.

                                       7.
                       Capital Stock and Other Securities

     Classes of Shares. Each Fund offers investors five different classes of shares; only Class Y shares are offered in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

     All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes or funds may be added in the future. The Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

     Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, the Rule exempts the selection of independent public auditors, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

                                       8.
                       Purchases, Redemptions and Pricing

     With respect to the foreign assets of the Strategic Core Fixed Income Fund, all assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees of the Trust. The Board of Trustees will monitor, on an ongoing basis, each Fund's method of valuation.

     Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases" and "Redemptions," respectively.

     As disclosed in the Prospectus, each Fund calculates net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing each Fund's total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.


     Class Y Share Exchanges. The Prospectus describes the Telephone Exchange Privilege. You may exchange some or all of your Y shares for Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. Currently those other funds consist of Lord Abbett Affiliated Fund, Inc., Lord Abbett Bond-Debenture Fund, Inc., Lord Abbett Developing Growth Fund, Inc., Lord Abbett Investment Trust - High Yield Fund, , Lord Abbett Mid-Cap Value Fund, Inc., Lord Abbett Research Fund, Inc. - Large-Cap Series and Small-Cap Value Series, and Lord Abbett Securities Trust - International Series.

     Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See each Prospectus for expedited redemption procedures.

     The right to redeem and receive payment, as described in each Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

     Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 month's prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       9.
                             Taxation of the Funds

     Each Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, each Fund (but not its shareholders) will be relieved of federal income taxes on the amount it timely distributes to shareholders. If in any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.

     Each Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by a Fund from its ordinary income and distributions out of short-term capital gains are taxable to its shareholders as ordinary income from dividends. Distributions paid by a Fund from its net realized long-term capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned the shares. All dividends are taxable to shareholders whether received in cash or reinvested in Fund shares. Each Fund will send its shareholders annual information concerning the tax treatment of dividends and other distributions.

     Upon a sale, exchange or redemption of shares of a Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six month or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

     Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by January of the following year.

     Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

     Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the applicable Fund or who, to a Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he or she is not otherwise subject to backup withholding.

     The writing of call options and other investment techniques and practices which a Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

     Each Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that shareholders, who are subject to United States federal income tax, will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

     Each Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

     Dividends paid by each Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund.

     Gain and loss realized by a Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

     If a Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on each Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund. Alternatively, if the Fund were to make a "mark-to-market" election with respect to an investment in a passive foreign investment company, gain or loss would be considered realized at the end of each taxable year of a Fund even if a Fund continued to hold the investment, and would be treated as ordinary income or loss to the Fund.

     The foregoing discussion relates solely to United States federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his or her tax adviser regarding the United Stated and foreign tax consequences of the ownership of shares of a Fund, including the applicable rate of United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

     The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow shareholders to exclude from their state taxable income the percentage of dividends derived from certain federal obligations. Certain states, however, may require that a specific percentage of a Fund's investments be federal obligations or that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Funds intend to provide shareholders with sufficient information to permit them to determine whether dividends derived from federal obligations may be excluded from state taxable income on an annual basis.

                                       10.
                                  Underwriter

     Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

     The offering price of Class Y shares of the Funds for the period indicated below were computed as follows:

                                                November 30, 2000
Core Fixed Income Fund

Net asset value per share (net assets divided
  by shares outstanding)                                $10.90

Strategic Core Fixed Income Fund

Net asset value per share (net assets divided
  by shares outstanding)                                $10.43


                                      11.
                                  Performance

     Each Fund computes the annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in each Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the annual total return computation.

     In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

     Class Y share performance. Using the computation method described above, Core Fixed Income Fund's total return for Class Y shares for the one-year ended November 30, 2000 was 10.06% and for the period since inception (March 16, 1998) was 6.65%.

     Strategic Core Fixed Income Fund's total return for Class Y shares for the one-year ended November 30, 2000 was 10.14% and for the period since inception (December 14, 1998) was 5.65%.

     Our yield quotation for Class Y shares is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the net asset value per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for the class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the net asset value per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yields for Class Y shares do not reflect the deduction of any sales charge.

     These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                      12.
                              Financial Statements

     The financial statements for fiscal year ended November 30, 2000 and the report of Deloitte & Touche LLP, independent auditors, on such annual financial statements contained in the 2000 Annual Report to Shareholders of the Lord Abbett Investment Trust are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.


22

SAI 2001 YSharesCoreStCore.doc

                                     PART C
                                OTHER INFORMATION

This Post-Effective Amendment No. 29 (the "Amendment") to the Lord Abbett Investment Trust's (the "Registrant") Registration Statement relates to Core Fixed Income Series and Strategic Core Fixed Income Series, Class A, B, C, P and Y shares; the Balanced Series, Class A, B, C and P shares, High Yield Fund, Class, A B, C, P and Y shares, Limited Duration U.S. Government Securities Series, Class A, B and P shares and U.S. Government Securities Series, Class A, B, C and P shares.

Item 23.    Exhibits

     (a)    ARTICLES OF INCORPORATION. Incorporated by reference.
            (i)    Amendment to Declaration of Trust dated March 9, 2000.

     (b)    BY-LAWS. AMENDED AND RESTATED FILED HEREIN.

     (c)    INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

     (d) MANAGEMENT AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement filed on Form N-1A on October 7, 1994. ADDENDUM TO MANAGEMENT AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed on Form N-1A on December 22, 1995 and to Post-Effective Amendment No. 7 to the Registration Statement filed on Form N-1A on February 14, 1996.

     (e) DISTRIBUTION PLAN AND AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement filed on Form N-1A filed on February 14, 1996.

     (f) BONUS OR PROFIT SHARING CONTRACTS. EQUITY BASED PLANS FOR NON-INTERESTED PERSONS, DIRECTORS AND TRUSTEES OF LORD ABBETT FUND. FILED HERIN.

     (g)    CUSTODIAN AGREEMENTS. Incorporated by reference.

     (h)    OTHER MATERIAL CONTRACTS. Incorporated by reference.

     (i)    CONSENT TO LEGAL OPINION. FILED HEREIN.

     (j)    CONSENT OF DELOITTE & TOUCHE LLP. FILED HEREIN.

     (k)    FINANCIAL STATEMENTS. Not applicable.

     (l)    INITIAL CAPITAL AGREEMENTS. Incorporated by reference.

     (m) RULE 12b-1 PLANS. Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on Form N-1A on October 8, 1993.

     (n)    FINANCIAL DATA SCHEDULE. Not applicable.

     (o) RULE 18f-3 PLAN. Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A on March 31, 2000 (Accession No. 0000911507-00-000007).

     (p)    CODE OF ETHICS. FILED HEREIN.


Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

            None.

Item 25.    INDEMNIFICATION

            The Registrant is a Delaware Business Trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Instrument of Trust at Section 4.3 relating to indemnification of Trustees, officers, etc. states the following:

            The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, EXCEPT with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

            Lord, Abbett & Co. acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee of any entity.

Item 27.    PRINCIPAL UNDERWRITER

     (a) Lord Abbett Distributor, a limited liability corporation, serves as their distributor and principal underwriter. Name of investment companies to which Lord Abbett Distributor serves as distributor and principal underwriter:

            Lord Abbett Affiliated Fund, Inc.
            Lord Abbett Bond-Debenture Fund, Inc.
            Lord Abbett Mid-Cap Value Fund, Inc.
            Lord Abbett Developing Growth Fund, Inc.
            Lord Abbett Large-Cap Growth Fund
            Lord Abbett Tax-Free Income Fund, Inc.
            Lord Abbett Government Securities Money Market Fund, Inc. Lord Abbett Tax-Free Income Trust
            Lord Abbett Global Fund, Inc.
            Lord Abbett Series Fund, Inc.
            Lord Abbett Research Fund, Inc.
            Lord Abbett Securities Trust

     (b) The partners of Lord, Abbett & Co. who have an officer or trustee position with the Registrant are:

            Name and Principal            Positions and Offices
            Business Address              with Registrant
            ----------------              -------------------
            Robert S. Dow                 Chairman and President
            Zane E. Brown                 Executive Vice President
            Robert I. Gerber              Executive Vice President
            Robert G. Morris              Executive Vice President
            Christopher J. Towle          Executive Vice President
            Paul A. Hilstad               Vice President & Secretary
            Joan A. Binstock              Vice President
            Daniel E. Carper              Vice President
            W. Thomas Hudson, Jr.         Vice President
            Eli M. Salzmann               Vice President

            The other general partners of Lord Abbett & Co. who are neither officers nor directors of the Registrant are Stephen Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Stephen J. McGruder, Michael McLaughlin, Robert J. Noelke, R. Mark Pennington.

            Each of the above has a principal business address at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

     (c)    Not applicable.

Item 28.    LOCATION OF ACCOUNTS AND RECORDS

            Registrant maintains the records, required by Rules 31a - 1(a) and
            (b), and 31a - 2(a) at its main office.

            Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

            Certain records such as cancelled stock and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29.    MANAGEMENT SERVICES

            None.

Item 30.    UNDERTAKINGS

            The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The Registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485 (b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 30th day of March, 2001.

                                      LORD ABBETT INVESTMENT TRUST

                                      BY:  /s/ Christina T. Simmons
                                           ------------------------
                                           Christina T. Simmons
                                           Vice President

                                      BY:  /s/ Francie W. Tai
                                           ------------------
                                           Francie W. Tai
                                           Treasurer

       Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                       Title                          Date
----------                       -----                          ----

/s/Robert S. Dow*                Chairman, President
-----------------                and Director/Trustee           March 30, 2001
Robert S. Dow                    --------------------           --------------


/s/ E. Thayer Bigelow*           Director/Trustee               March 30, 2001
----------------------           ----------------               --------------
E. Thayer Bigelow

/s/William H. T. Bush*           Director/Trustee               March 30, 2001
----------------------           ----------------               --------------
William H. T. Bush

/s/Robert B. Calhoun, Jr*.       Director/Trustee               March 30, 2001
--------------------------       ----------------               --------------
Robert B. Calhoun, Jr.

/s/Stewart S. Dixon*             Director/Trustee               March 30, 2001
--------------------             ----------------               --------------
Stewart S. Dixon

/s/Franklin W. Hobbs*            Director/Trustee               March 30, 2001
---------------------            ----------------               --------------
Franklin W. Hobbs

/s/C. Alan MacDonald*            Director/Trustee               March 30, 2001
---------------------            ----------------               --------------
C. Alan MacDonald

/s/Thomas J. Neff*               Director/Trustee               March 30, 2001
------------------               ----------------               --------------
Thomas J. Neff

*Christina T. Simmons
---------------------
Attorney-in-Fact


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